UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Jack H. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Stockholders are filed herewith.

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Growth and Income Fund

Annual Report
December 31, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Growth and Income Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Review

The U.S. equity markets finished the fiscal year in positive territory despite facing turbulent conditions in the second half of the reporting period. For the year, the S&P 500 Index returned 5.49%. A slowdown in credit and housing market fundamentals prompted the return of market volatility from historically low levels. Headlines in the equity markets focused on liquidity concerns and senior management changes at major financial institutions. On the economic front, the Federal Reserve Board responded to weakening market trends by cutting short-term interest rates in an effort to alleviate liquidity pressures in the financial system. Additionally, a weak U.S. dollar helped fuel investment returns overseas.

Investment Objective

The Fund seeks long-term growth of capital and growth of income.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2007*

	% of
Company	Net Assets	Business

AT&T, Inc.	6.7	Telecommunication Services
General Electric Co.	4.0	Capital Goods
Entergy Corp.	3.7	Utilities
Exxon Mobil Corp.	3.7	Energy
Unilever NV	3.5	Food, Beverage & Tobacco
Devon Energy Corp.	3.5	Energy
Hess Corp.	3.1	Energy
JPMorgan Chase & Co.	3.0	Diversified Financials
Occidental Petroleum Corp.	3.0	Energy
Altria Group, Inc.	2.8	Food, Beverage & Tobacco

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period ended December 31, 2007, the Fund’s Institutional Shares generated a cumulative total return of 1.49%. This return compares to the -0.17% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period. For the period from the inception of the Fund’s Service Class on July 24, 2007 to December 31, 2007, the Fund’s Service Shares generated a cumulative total return of -4.02%. This compares to the -5.28% cumulative total return of the Fund’s benchmark over the same time period.

The Fund outperformed its benchmark during the reporting period. The flight to quality exhibited in the summer of 2007 spilled into the later half of the year as investors favored stocks associated with high return-on-equity and return-on-assets. Additionally, the market was filled with “value traps,” as the cheapest stocks in the market sharply declined. Our attention to a company’s price and prospects contributed to the Fund’s success as we managed to avoid some of the weakest segments of the market. Stock selection was especially strong in Utilities, Energy and Healthcare, while our holdings in Services, Financials and REITs were negative contributors to performance.

The Fund’s holdings in the Energy sector were its largest positive contributors to performance during the reporting period. A mix of long term investments and recent additions performed well, including Williams Companies, Inc. which recovered from earlier weakness, while Hess Corp. quickly grew into a top holding. Hess traded up on positive news of attractive discovery programs in Brazil. Other highlights include the performance of Hewlett-Packard Co. and IBM as they benefited from improving fundamentals. We subsequently sold IBM to capture profits. Results were also aided by merger and acquisition activity as biotechnology company MedImmune was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered an undervalued company despite its robust pipeline of products.

Several key holdings weighed on the Fund’s performance in 2007. Our investment in Sprint Nextel Corp. experienced a challenging transition period as the company’s turnaround was delayed by a management change. In Consumer Cyclicals, a weak holiday shopping season prompted weakness in shares of J.C. Penney Co., Inc. a position we recently reinitiated.

Our focus on quality helped the Fund weather the year’s volatility in credit-sensitive sectors. Recognizing that many companies would be affected by issues in the credit market, we remained focused on well capitalized companies with strong balance sheets, diversified businesses and conservative management teams. During the reporting period, we did not own any mortgage REITs, mortgage banks or direct subprime lenders. We sold Washington Mutual and reduced our stake in Citigroup, Inc. in an effort to manage stock specific risk in an uncertain environment. We believe the Fund’s remaining financial holdings are well diversified and focused on commercial, rather than residential, end markets.

Our team of industry specialists continues to find attractive opportunities in the face of uncertainty. Earlier in the year, we added Hess Corp. to the portfolio. In Consumer Staples, we purchased shares of Unilever NV. We think both companies demonstrate strengthening fundamentals driven by improvements at the company level. Despite recent weakness, we added to our investment in Sprint Nextel. In our view, new management should steer the company in a positive direction with improved branding, execution and profitability initiatives.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 16, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth and Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Growth and Income Fund invests primarily in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include time deposits and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Performance Summary

December 31, 2007

The following graph shows the value, as of December 31, 2007, of a $10,000 investment made on January 12, 1998 (commencement of operations) in the Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Class Shares will vary from Institutional Class Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 12, 1998 through December 31, 2007.

	One Year	Five Years	Since Inception

Average Annual Total Return Through December 31, 2007

Institutional Class (commenced January 12, 1998)	1.49%	13.82%	5.01%
Service Class (commenced July 24, 2007)	n/a	n/a	−4.02	*

*	Total returns for periods less than one year represent cumulative total returns.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments

December 31, 2007

Shares	Description	Value

Common Stocks – 96.0%
Automobiles & Components – 0.5%
70,853	Johnson Controls, Inc.	$2,553,542

Banks – 5.1%
95,008	Astoria Financial Corp.	2,210,836
76,800	BB&T Corp.	2,355,456
79,800	Comerica, Inc.	3,473,694
114,500	FirstMerit Corp.	2,291,145
67,360	Freddie Mac	2,294,955
167,683	KeyCorp	3,932,166
46,000	SunTrust Banks, Inc.	2,874,540
248,514	Wachovia Corp.	9,450,988

		28,883,780

Capital Goods – 6.3%
39,568	Caterpillar, Inc.	2,871,054
620,199	General Electric Co.	22,990,777
129,756	United Technologies Corp.	9,931,524

		35,793,355

Commercial Services & Supplies – 1.4%
246,834	Waste Management, Inc.	8,064,067

Consumer Durables & Apparel – 1.7%
114,300	Mattel, Inc.	2,176,272
300,491	Newell Rubbermaid, Inc.	7,776,707

		9,952,979

Consumer Services – 0.5%
138,297	H&R Block, Inc.	2,568,175

Diversified Financials – 10.6%
118,163	AllianceBernstein Holding LP	8,891,766
263,455	Bank of America Corp.	10,870,153
448,423	Citigroup, Inc.	13,201,573
392,989	JPMorgan Chase & Co.	17,153,970
53,400	Merrill Lynch & Co., Inc.	2,866,512
147,073	Morgan Stanley	7,811,047

		60,795,021

Energy – 20.3%
111,495	Chevron Corp.	10,405,828
226,445	Devon Energy Corp.	20,133,225
225,142	Exxon Mobil Corp.	21,093,554
176,068	Hess Corp.	17,758,219
132,888	Magellan Midstream Partners LP	5,762,024
221,774	Occidental Petroleum Corp.	17,074,380
323,144	The Williams Companies, Inc.	11,562,092
32,461	Transocean, Inc.	4,646,792
198,018	Williams Partners LP	7,762,306

		116,198,420

Food & Staples Retailing – 0.5%
75,321	SUPERVALU, Inc.	2,826,044

Food, Beverage & Tobacco – 8.0%
208,602	Altria Group, Inc.	15,766,139
186,512	ConAgra Foods, Inc.	4,437,120
30,125	Reynolds American, Inc.	1,987,045
56,867	The Coca-Cola Co.	3,489,928
554,126	Unilever NV	20,203,434

		45,883,666

Health Care Equipment & Services – 1.1%
106,809	Baxter International, Inc.	6,200,263

Household & Personal Products – 0.3%
28,603	The Clorox Co.	1,864,058

Insurance – 5.2%
145,338	American International Group, Inc.	8,473,205
66,146	Hartford Financial Services Group, Inc.	5,767,270
38,988	PartnerRe Ltd.	3,217,680
116,327	The Allstate Corp.	6,075,759
118,019	The Travelers Cos., Inc.	6,349,422

		29,883,336

Materials – 2.2%
172,409	International Paper Co.	5,582,604
118,019	Nucor Corp.	6,989,085

		12,571,689

Media – 2.4%
837,065	Time Warner, Inc.	13,819,943

Pharmaceuticals, Biotechnology & Life Sciences – 5.5%
135,374	Abbott Laboratories	7,601,249
209,727	Johnson & Johnson	13,988,791
183,957	Pfizer, Inc.	4,181,343
133,947	Wyeth	5,919,118

		31,690,501

Real Estate Investment Trust – 2.4%
107,693	Apartment Investment & Management Co.	3,740,178
47,622	Brandywine Realty Trust	853,862
27,095	Camden Property Trust	1,304,624
280,464	DCT Industrial Trust, Inc.	2,611,120
36,913	Mack-Cali Realty Corp.	1,255,042
45,139	Pennsylvania Real Estate Investment Trust	1,339,726
48,700	Realty Income Corp.	1,315,874
15,501	Vornado Realty Trust	1,363,313

		13,783,739

Retailing – 0.7%
86,036	J.C. Penney Co., Inc.	3,784,724

Technology Hardware & Equipment – 2.1%
239,330	Hewlett-Packard Co.	12,081,378

Telecommunication Services – 9.0%
923,071	AT&T, Inc.	38,362,831
983,043	Sprint Nextel Corp.	12,907,354

		51,270,185

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Utilities – 10.2%
59,047	American Electric Power Co., Inc.	$2,749,228
46,901	Edison International	2,503,106
176,670	Entergy Corp.	21,115,598
71,739	Equitable Resources, Inc.	3,822,254
74,923	Exelon Corp.	6,116,714
82,563	FirstEnergy Corp.	5,972,607
128,661	PG&E Corp.	5,544,003
198,061	PPL Corp.	10,316,998
6,700	SCANA Corp.	282,405

		58,422,913

TOTAL COMMON STOCKS
(Cost $529,759,229)		$548,891,778

		Interest
Shares		Rate	Value

Preferred Stock – 0.4%
96,500	Freddie Mac	8.375%	$2,523,475
(Cost $2,412,500)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 3.1%
JPMorgan Chase Euro — Time Deposit
$17,497,314	3.964%	1/2/08	$17,497,314
(Cost $17,497,314)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $549,669,043)			$568,912,567

	Interest
Shares	Rate	Value

Securities Lending Collateral(a) — 0.1%
Boston Global Investment Trust - Enhanced Portfolio
827,750	4.941%	$827,750
(Cost $827,750)

TOTAL INVESTMENTS — 99.6%
(Cost $550,496,793)		$569,740,317

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		2,232,868

NET ASSETS — 100.0%		$571,973,185

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investment in securities, at value (identified cost $549,669,043)	$568,912,567
Securities lending collateral, at value which equals cost	827,750
Receivables:
Fund shares sold	5,233,384
Investment securities sold	3,154,887
Dividends and interest	1,241,406
Securities lending income	1,297

Total assets	579,371,291

Liabilities:
Payables:
Investment securities purchased	5,951,179
Payable upon return of securities loaned	827,750
Amounts owed to affiliates	365,782
Fund shares repurchased	111,720
Accrued expenses	141,675

Total liabilities	7,398,106

Net Assets:
Paid-in capital	553,677,642
Accumulated undistributed net investment income	820,481
Accumulated net realized loss on investments transactions	(1,768,462)
Net unrealized gain on investments	19,243,524

NET ASSETS	$571,973,185

Net Assets:
Institutional	$571,883,348
Service	89,837

Shares outstanding:
Institutional	45,625,503
Service	7,174

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	45,632,677

Net asset value, offering and redemption price per share:
Institutional	$12.53
Service	12.52

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends(a)	$12,586,450
Interest (including securities lending income of $17,786)	774,454

Total investment income	13,360,904

Expenses:
Management fees	3,844,961
Transfer Agent fees(b)	150,459
Printing fee	129,507
Professional fees	69,369
Custody and accounting fees	60,438
Shareholder proxy meeting expense	59,205
Trustee fees	15,970
Registration fees	1,243
Distribution and Service fees — Service Class(c)	47
Other	14,807

Total expenses	4,346,006

Less — expense reductions	(23,015)

Net expenses	4,322,991

NET INVESTMENT INCOME	9,037,913

Realized and unrealized gain (loss) on investment transactions:
Net realized gain from investment transactions	43,363,162
Net change in unrealized loss on investments	(48,550,141)

Net realized and unrealized loss on investments transactions	(5,186,979)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,850,934

(a)	Foreign taxes withheld on dividends were $12,636.

(b)	Institutional and Service Class had Transfer Agent fees of $150,455 and $4, respectively.

(c)	Service Share Class commenced July 24, 2007.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

From operations:
Net investment income	$9,037,913	$7,653,950
Net realized gain from investment transactions	43,363,162	29,381,353
Net change in unrealized gain (loss) on investments	(48,550,141)	36,557,636

Net increase in net assets resulting from operations	3,850,934	73,592,939

Distributions to shareholders:
From net investment income
Institutional Shares	(10,416,926)	(6,608,062)
Service Shares*	(1,613)	—
From net realized gain
Institutional Shares	(53,637,788)	(15,880,947)
Service Shares*	(8,300)	—

Total distributions to shareholders	(64,064,627)	(22,489,009)

From share transactions:
Proceeds from sales of shares	180,088,286	88,935,399
Reinvestments of dividends and distributions	64,064,627	22,488,997
Cost of shares repurchased	(43,981,650)	(43,664,607)

Net increase in net assets resulting from share transactions	200,171,263	67,759,789

TOTAL INCREASE	139,957,570	118,863,719

Net assets:
Beginning of year	432,015,615	313,151,896

End of year	$571,973,185	$432,015,615

Accumulated undistributed net investment income	$820,481	$1,495,707

*	Service Share Class commenced operations on July 24, 2007.

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions
			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized					Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	From net		value,		end	net expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average		to average		to average		to average		turnover
Year—Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years ended December 31

2007−Institutional	$13.91	$0.25	$(0.03)	$0.22	$(0.26)	$(1.34)	$(1.60)	$12.53	1.49%	$571,883	0.85%		1.75%		0.85%		1.75%		79%
2007−Service(c)	14.71	0.15	(0.74)	(0.59)	(0.26)	(1.34)	(1.60)	12.52	(4.02)	90	0.94	(d)	3.11	(d)	1.09	(d)	2.96	(d)	79

2006−Institutional	11.97	0.28	2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86		2.15		0.87		2.14		52
2005−Institutional	11.71	0.21	0.25	0.46	(0.20)	—	(0.20)	11.97	3.93	313,152	0.88		1.77		0.88		1.77		46
2004−Institutional	10.00	0.19	1.69	1.88	(0.17)	—	(0.17)	11.71	18.80	276,395	0.86		1.75		0.86		1.75		58
2003−Institutional	8.14	0.13	1.85	1.98	(0.12)	—	(0.12)	10.00	24.36	230,316	1.02		1.44		1.20		1.26		51

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.

(c)	Service Share Class commenced operations on July 24, 2007.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements
December 31, 2007

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service (the Service Share Class commenced operations on July 24, 2007).
Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine the current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agent fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Segregation Transactions — The Fund may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2007

3. AGREEMENTS

A. Management Agreement — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the year ended December 31, 2007, GSAM received a Management fee at the following annual rate:

Contractual Management Rate
Up to	Next	Over	Effective
$1 billion	$1 billion	$2 billion	Rate

0.75%	0.68%	0.65%	0.75%

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.10% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2007, Goldman Sachs waived approximately $30 in Distribution and Service fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such Transfer Agency services are calculated daily and payable monthly equal to an annual rate of 0.02% for the average daily net assets for the Institutional and Service Shares.

Prior to July 2, 2007, this fee as a percentage of the average daily net assets was 0.04% for the Institutional and Service Shares.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

3. AGREEMENTS (continued)

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2007, GSAM made no reimbursements to the Fund.
In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2007, custody and transfer agent fees were reduced by approximately $300 and $22,700, respectively.

At December 31, 2007, amounts owed to affiliates were approximately $356,300, $7 and $9,500 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2007 were $534,491,998 and $393,061,195, respectively. For the year ended December 31, 2007, Goldman Sachs earned approximately $44,200 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2007

5. SECURITIES LENDING (continued)

Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2007 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $192, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2007, BGA earned $2,103 in fees as securities lending agent.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2007 was as follows:

	2006	2007

Distributions paid from:
Ordinary income	$6,608,062	$20,920,435
Net long-term capital gains	15,880,947	43,144,192

Total taxable distributions	$22,489,009	$64,064,627

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

7. TAX INFORMATION (continued)

As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward:(1)(2)
Expiring 2010	$(152,979)
Unrealized gains — net	$18,448,522

Total accumulated earnings — net	$18,295,543

(1)	Expiration occurs on December 31, of the year indicated. Utilization of these losses may be limited under the Code.

(2)	During the year ended December 31, 2007, the Fund utilized $2,217,058 of capital loss carryforwards.
At December 31, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$551,291,795

Gross unrealized gain	58,346,533
Gross unrealized loss	(39,898,011)

Net unrealized security gain	$18,448,522

The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to differences related to the tax treatment of partnership investments and wash sales.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $10,336 and $695,064 from accumulated net realized loss on investments and paid-in-capital, respectively, to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund. Such reclassification results primarily from dividend redesignations and differences related to the tax treatment of partnership and underlying fund investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2007

8. OTHER MATTERS

New Accounting Pronouncements — On September 15, 2006, the Financial Accounting Standards Board (“FASB”) released Statement Financial Accounting Standard No. 157 “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect on these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements; however, additional disclosures will be required.
The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the year ended December 31, 2006, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year ended		For the Year ended
	December 31, 2007		December 31, 2006
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	12,554,047	$179,993,458	6,612,585	$88,935,399
Reinvestment of dividends and distributions	5,059,614	64,054,714	1,613,271	22,488,997
Shares repurchased	(3,053,364)	(43,976,699)	(3,318,130)	(43,664,607)

	14,560,297	200,071,473	4,907,726	67,759,789

Service Shares*
Shares sold	6,760	94,828	—	—
Reinvestment of dividend and distributions	783	9,913	—	—
Shares repurchased	(369)	(4,951)	—	—

	7,174	99,790	—	—

NET INCREASE	14,567,471	$200,171,263	4,907,726	$67,759,789

*	Service Share Class commenced operations on July 24, 2007.

11. SUBSEQUENT EVENT

Effective January 1, 2008, Distribution and Service fee waivers for the Service Share class will be discontinued. Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution service equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Variable Insurance Trust — Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Variable Insurance Trust — Growth and Income Fund (the “Fund”), portfolio of the Goldman Sachs Variable Insurance Trust, at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of December 31, 2006 and for the period then ended and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2008

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Fund Expenses (Unaudited)—Six Month Period Ended December 31, 2007

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses —  The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —  The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		Six Months
	Account Value	Account Value		Ended
Share Class	7/1/07	12/31/07		12/31/07*
Institutional
Actual	$1,000.00	$950.10		$4.13
Hypothetical 5% return	1,000.00	1,020.97	+	4.28

Service
Actual	1,000.00	959.80		3.95
Hypothetical 5% return	1,000.00	1,020.57	+	4.69

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2007 (except for Service Shares which commenced July 24, 2007.) Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.85% and 0.93% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present).	101	None
			Trustee—Goldman Sachs Mutual Fund Complex.

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies), and Goldman Sachs Variable Insurance Trust consisted of 89 portfolios (of which 80 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	with the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee and President	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2007, 70.29% of the dividends paid from net investment company taxable income by the Growth and Income Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Growth and Income Fund designates $43,144,192, or the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2007.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Variable Insurance Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel, and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund has accrued and paid its pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	620,783,093	0	15,536,351	0

John P. Coblentz, Jr.	620,832,628	0	15,486,816	0

Diana M. Daniels	620,979,985	0	15,339,459	0

Patrick T. Harker	621,209,304	0	15,110,140	0

Jessica Palmer	620,976,338	0	15,343,106	0

Alan A. Shuch	620,936,994	0	15,382,450	0

Richard P. Strubel	620,635,221	0	15,684,223	0

Kaysie P. Uniacke	620,941,738	0	15,377,706	0

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITG&IAR/08-4946.MF/02-08

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Structured U.S. Equity Fund

Annual Report
December 31, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Structured U.S. Equity Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Review

The S&P 500 Index returned 5.49% for the one-year period ending December 31, 2007. Eight of the ten sectors in the Index posted positive results for the period, led by the Energy (+34.2%) and Materials (+22.5%) sectors. The Energy sector also contributed most positively (weight times performance) to returns for the year.

Investment Objective

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2007*

	% of
Company	Net Assets	Business

Exxon Mobil Corp.	5.9%	Energy
Microsoft Corp.	4.1	Software & Services
Bank of America Corp.	3.2	Diversified Financials
Pfizer, Inc.	3.1	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	3.1	Diversified Financials
Verizon Communications, Inc.	2.5	Telecommunication Services
Altria Group, Inc.	2.4	Food, Beverage & Tobacco
Medco Health Solutions, Inc.	2.1	Health Care Equipment & Services
Time Warner, Inc.	2.0	Media
Apollo Group, Inc. Class A	2.0	Consumer Services

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period ended December 31, 2007, the Fund’s Institutional and Service Shares generated cumulative total returns of -1.63% and -1.72%, respectively. These returns compare to the 5.49% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested), over the same time period.

Our model is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Portfolio Positioning and Highlights

We believe that the reasons for the Fund’s underperformance in 2007 fell into two distinct periods characterized by different market environments.

FIRST HALF OF 2007
During the first half of the period, the equity markets generated strong performance, largely driven by stocks with less-than-favorable quality characteristics. We believe that investors favored stocks with lower earnings as well as non-dividend paying stocks because of the presence, or the perception of the presence, of private equity/leveraged buyout (LBO) buyers in the market. These buyers tend to seek out lower quality, less profitable companies as turnaround candidates. Because of their sub-par profitability, poor managements, declining analyst sentiment and low quality earnings — the very characteristics that made them attractive LBO turnaround candidates — our model shunned these companies even as they continued to significantly outperform the general market. As a result, the performance of our Profitability and Earnings Quality themes were significant contributors to the Fund’s relative underperformance during the first half of 2007, and stock selection was weak in sectors most associated with private equity activity (Health Care, Information Technology and Consumer Discretionary). In addition to low quality stocks rallying, there was a style shift in the markets as growth indices began to outperform value indices consistently for the first time since the late 1990s. Because a swing in investor sentiment usually represents a change in market perceptions, our Momentum theme experienced an unusually large decline.

SECOND HALF OF 2007
By late July, performance of higher quality stocks began to improve. However, the Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was precipitated by performance problems in other asset classes, mainly bonds. As funds needed to raise cash, they turned to the asset class they viewed as more liquid, but

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

had not been turning in good results. In many cases, this resulted in the selling of equities that had been favored by asset managers using quantitative strategies. Since many of these funds had overlapping investment strategies and, therefore, similarity in the types of stocks they were over- and underweight, many managers were buying and selling exactly the same stocks at the same time. We have called this period the “Quantitative Liquidity Crunch.”

As a result, during early August, the magnitude of our negative daily theme returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes also began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time.

Although our themes experienced a significant rebound in mid-August as the market volatility began to dissipate, it was not enough for the Fund to fully recover relative to its benchmark. We believe a more muted sell-off continued into September and through the fourth quarter (particularly November), which had a negative impact on our themes and led to continued underperformance. In addition, although volatility fell from its peak, it remained at a high level throughout the fourth quarter.

We believe that our outsized negative relative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, rather than a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

In our opinion, the events of August 2007 through the end of the year revealed that standard quantitative factors have become extremely crowded (i.e., many other quantitative managers in the industry were looking for similar stock traits), which, we believe, led to a significant drag on performance. Crowding may be considered in terms of the popularity of a particular factor and/or in terms of the stocks a factor favors. We are investigating both aspects and are researching ways to measure this “crowding effect” on existing factors we currently use, as well as new ones we might potentially add to our model going forward.

We recognize that the Fund has experienced an extended period of severe underperformance over the last year. Accordingly, we continue to review our models and attribution on an ongoing basis, and over the 2007 summer period made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). (As an aside, the Momentum enhancement held up well during the liquidity events of early August, suggesting this factor is less “crowded” than others, but struggled later in the month.) In addition, we have spent a great deal of time improving our trading capabilities and in 2008 we plan to introduce more frequent rebalancing in our U.S. large-cap portfolios. We believe by rebalancing our portfolios on a more frequent basis, we will be able to achieve more timely exposure to our investment

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter (continued)

themes and better exploit shorter-lived information sources going forward, thereby improving long-term results.

In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results. We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Investment Strategies Team

January 25, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Performance Summary

December 31, 2007

The following graph shows the value as of December 31, 2007, of a $10,000 investment made on February 13, 1998 (commencement of operations) in the Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Structured U.S. Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 13, 1998 through December 31, 2007.

Average Annual Total Return Through December 31, 2007	One Year	Five Years	Since Inception

Institutional Class (commenced February 13, 1998)	−1.63%	11.97%	4.60%
Service Class (commenced January 9, 2006)	−1.72%	n/a	3.73%

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

December 31, 2007

Shares	Description	Value

Common Stocks – 98.4%
Automobiles & Components – 0.0%
25,500	Ford Motor Co.*	$171,615

Banks – 2.9%
83,900	BB&T Corp.	2,573,213
21,200	Hudson City Bancorp, Inc.	318,424
163,100	Regions Financial Corp.	3,857,315
94,300	SunTrust Banks, Inc.	5,892,807
66,400	U.S. Bancorp	2,107,536
430,200	Wells Fargo & Co.	12,987,738

		27,737,033

Capital Goods – 9.5%
90,500	3M Co.	7,630,960
76,700	AGCO Corp.*	5,214,066
115,900	Caterpillar, Inc.	8,409,704
199,700	Emerson Electric Co.	11,315,002
8,300	Foster Wheeler Ltd.*	1,286,666
335,388	General Electric Co.	12,432,833
76,600	Honeywell International, Inc.	4,716,262
154,400	Ingersoll-Rand Co. Ltd. Class A	7,174,968
37,600	Lockheed Martin Corp.	3,957,776
212,000	Northrop Grumman Corp.	16,671,680
46,200	Rockwell Automation, Inc.	3,185,952
5,600	SPX Corp.	575,960
98,200	The Boeing Co.	8,588,572

		91,160,401

Commercial Services & Supplies – 0.3%
56,700	Manpower, Inc.	3,226,230

Consumer Durables & Apparel – 0.0%
1,300	Black & Decker Corp.	90,545

Consumer Services – 2.9%
270,900	Apollo Group, Inc. Class A*	19,003,635
10,900	Carnival Corp.	484,941
102,600	ITT Educational Services, Inc.*	8,748,702

		28,237,278

Diversified Financials – 7.8%
24,300	Ameriprise Financial, Inc.	1,339,173
741,122	Bank of America Corp.	30,578,694
146,100	Bank of New York Mellon Corp.	7,123,836
1,600	CME Group, Inc.	1,097,600
24,200	Eaton Vance Corp.	1,098,922
47,100	Janus Capital Group, Inc.	1,547,235
670,700	JPMorgan Chase & Co.	29,276,055
42,400	Morgan Stanley	2,251,864
4,000	Raymond James Financial, Inc.	130,640
8,700	TD Ameritrade Holding Corp.*	174,522

		74,618,541

Energy – 11.3%
125,000	Anadarko Petroleum Corp.	8,211,250
38,100	Apache Corp.	4,097,274
157,400	Chevron Corp.	14,690,142
10,800	Cimarex Energy Co.	459,324
2,200	ConocoPhillips	194,260
79,300	Devon Energy Corp.	7,050,563
599,924	Exxon Mobil Corp.	56,206,879
116,078	Global Industries Ltd.*	2,486,391
285,100	Halliburton Co.	10,808,141
6,200	Occidental Petroleum Corp.	477,338
181,500	Patterson-UTI Energy, Inc.	3,542,880

		108,224,442

Food & Staples Retailing – 0.7%
100	Safeway, Inc.	3,421
173,900	The Kroger Co.	4,644,869
46,900	Wal-Mart Stores, Inc.	2,229,157

		6,877,447

Food, Beverage & Tobacco – 6.4%
306,200	Altria Group, Inc.	23,142,596
11,700	PepsiAmericas, Inc.	389,844
40,800	PepsiCo, Inc.	3,096,720
179,100	The Coca-Cola Co.	10,991,367
397,800	Tyson Foods, Inc. Class A	6,098,274
318,567	UST, Inc.(a)	17,457,472

		61,176,273

Health Care Equipment & Services – 5.2%
328,394	AmerisourceBergen Corp.	14,735,039
75,300	Express Scripts, Inc.*	5,496,900
62,900	Kinetic Concepts, Inc.*	3,368,924
12,400	McKesson Corp.	812,324
201,500	Medco Health Solutions, Inc.*	20,432,100
93,300	Medtronic, Inc.	4,690,191

		49,535,478

Household & Personal Products – 1.7%
67,600	Energizer Holdings, Inc.*	7,579,988
114,800	Procter & Gamble Co.	8,428,616

		16,008,604

Insurance – 2.4%
7,700	Axis Capital Holdings Ltd.	300,069
129,600	MetLife, Inc.	7,985,952
27,000	Prudential Financial, Inc.	2,512,080
76,700	The Chubb Corp.	4,186,286
71,000	The Travelers Cos., Inc.	3,819,800
90,700	XL Capital Ltd. Class A	4,563,117

		23,367,304

Materials – 3.9%
44,300	Celanese Corp. Series A	1,874,776
120,800	CF Industries Holdings, Inc.	13,295,248
153,200	Freeport-McMoRan Copper & Gold, Inc.	15,693,808
14,000	Newmont Mining Corp.	683,620
102,500	Terra Industries, Inc.*	4,895,400
31,200	Worthington Industries, Inc.	557,856

		37,000,708

Media – 4.7%
637,430	CBS Corp. Class B	17,369,968
1,173,953	Time Warner, Inc.	19,381,964
258,086	The Walt Disney Co.	8,331,016

		45,082,948

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
December 31, 2007

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
172,490	Amgen, Inc.*	$8,010,435
154,200	Biogen Idec, Inc.*	8,777,064
27,700	Eli Lilly & Co.	1,478,903
74,600	Genentech, Inc.*	5,003,422
159,000	Gilead Sciences, Inc.*	7,315,590
15,500	Invitrogen Corp.*	1,447,855
280,508	Merck & Co., Inc.	16,300,320
1,308,715	Pfizer, Inc.	29,747,092
14,100	Watson Pharmaceuticals, Inc.*	382,674
30,400	Wyeth	1,343,376

		79,806,731

Real Estate Investment Trust – 3.0%
20,000	AMB Property Corp.	1,151,200
41,700	AvalonBay Communities, Inc.	3,925,638
34,100	General Growth Properties, Inc.	1,404,238
294,000	ProLogis	18,633,720
24,500	Simon Property Group, Inc.	2,128,070
10,600	The Macerich Co.	753,236
11,900	Ventas, Inc.	538,475

		28,534,577

Retailing – 2.2%
132,800	Amazon.com, Inc.*(a)	12,302,592
328,294	AutoNation, Inc.*	5,141,084
69,700	Expedia, Inc.*	2,203,914
98,100	RadioShack Corp.	1,653,966
3,100	The Home Depot, Inc.	83,514

		21,385,070

Semiconductors & Semiconductor Equipment – 3.0%
126,800	Analog Devices, Inc.	4,019,560
221,800	Intel Corp.	5,913,188
3,700	MEMC Electronic Materials, Inc.*	327,413
98,300	National Semiconductor Corp.	2,225,512
83,250	NVIDIA Corp.*	2,832,165
413,852	Texas Instruments, Inc.	13,822,657

		29,140,495

Software & Services – 6.9%
211,700	Accenture Ltd. Class A	7,627,551
12,000	Adobe Systems, Inc.*	512,760
90,300	CA, Inc.	2,252,985
19,000	eBay, Inc.*	630,610
25,300	Mastercard, Inc. Class A	5,444,560
1,107,640	Microsoft Corp.	39,431,984
601,700	Symantec Corp.*	9,711,438

		65,611,888

Technology Hardware & Equipment – 7.9%
61,900	Apple, Inc.*	12,261,152
579,440	Cisco Systems, Inc.*	15,685,441
9	CommScope, Inc.*	443
166,300	Dell, Inc.*	4,076,013
833,100	EMC Corp.*	15,437,343
88,900	Hewlett-Packard Co.	4,487,672
479,800	Juniper Networks, Inc.*	15,929,360
198,826	Tyco Electronics Ltd.	7,382,409

		75,259,833

Telecommunication Services – 5.1%
20,700	AT&T, Inc.	860,292
116,500	CenturyTel, Inc.	4,830,090
37,000	Embarq Corp.	1,832,610
1,303,095	Sprint Nextel Corp.	17,109,637
556,900	Verizon Communications, Inc.	24,330,961

		48,963,590

Transportation – 0.2%
14,600	J.B. Hunt Transport Services, Inc.	402,230
16,400	United Parcel Service, Inc. Class B	1,159,808

		1,562,038

Utilities – 2.1%
25,600	Duke Energy Corp.	516,352
10,900	FirstEnergy Corp.	788,506
30,600	PPL Corp.	1,593,954
671,083	Reliant Energy, Inc.*	17,609,218

		20,508,030

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $896,486,478)		$943,287,099

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 2.8%
Boston Global Investment Trust – Enhanced Portfolio
25,959,000	4.941%	$25,959,000
(Cost $25,959,000)

TOTAL INVESTMENTS – 101.2%
(Cost $922,445,478)		$969,246,099

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(11,100,948)

NET ASSETS — 100.0%		$958,145,151

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investment in securities, at value (identified cost $896,486,478)(a)	$943,287,099
Securities lending collateral, at value which equals cost	25,959,000
Receivables:
Investment securities sold	72,988,524
Fund shares sold	1,712,304
Dividends and interest	973,363
Securities lending income	6,679
Due from broker — variation margin	4,035
Other assets	1,096

Total assets	1,044,932,100

Liabilities:
Due to custodian	2,269,204
Payables:
Investment securities purchased	57,080,492
Payable upon return of securities loaned	25,959,000
Fund shares repurchased	804,610
Amounts owed to affiliates	566,826
Accrued expenses	106,817

Total liabilities	86,786,949

Net Assets:
Paid-in capital	948,312,889
Accumulated undistributed net investment income	628,869
Accumulated net realized loss on investments and futures transactions	(37,597,228)
Net unrealized gain on investments	46,800,621

NET ASSETS	$958,145,151

Net Assets:
Institutional	$752,148,565
Service	205,996,586

Shares outstanding:
Institutional	57,150,014
Service	15,649,853

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	72,799,867

Net asset value, offering and redemption price per share:
Institutional	$13.16
Service	13.16

(a)	Includes loaned securities having a market value of $25,205,600.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends	$19,099,661
Interest (including securities lending income of $35,036)	128,665

Total investment income	19,228,326

Expenses:
Management fees	7,162,754
Distribution and Service fees — Service Class	595,898
Transfer Agent fees(a)	339,265
Shareholder proxy meeting expense	169,813
Custody and accounting fees	111,860
Professional fees	73,122
Printing fees	66,250
Trustee fees	15,970
Other	28,057

Total expenses	8,562,989

Less — expense reductions	(461,659)

Net expenses	8,101,330

NET INVESTMENT INCOME	11,126,996

Realized and unrealized gain (loss) on investment and futures transactions:
Net realized gain (loss) from:
Investment transactions	89,278,432
Futures transactions	(54,696)
Net change in unrealized gain (loss) on:
Investments	(112,472,554)
Futures	23,939

Net realized and unrealized loss on investment and futures transactions	(23,224,879)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,097,883)

(a)	Institutional and Service Class had Transfer Agent fees of $266,295 and $72,970, respectively.

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

From operations:
Net investment income	$11,126,996	$11,278,478
Net realized gain from investment and futures transactions	89,223,736	89,765,481
Net change in unrealized gain (loss) on investments and futures	(112,448,615)	26,559,337

Net increase (decrease) in net assets resulting from operations	(12,097,883)	127,603,296

Distributions to shareholders:
From net investment income
Institutional Shares	(8,387,116)	(9,387,354)
Service Shares*	(2,111,011)	(2,504,014)
From net realized gains
Institutional Shares	(58,850,904)	—
Service Shares*	(16,150,952)	—

Total distributions to shareholders	(85,499,983)	(11,891,368)

From share transactions:
Proceeds from sales of shares	21,372,414	92,250,219
Proceeds received in connection with merger	—	286,785,341
Reinvestment of dividends and distributions	85,499,983	11,891,368
Cost of shares repurchased	(223,288,554)	(154,874,176)

Net increase (decrease) in net assets resulting from share transactions	(116,416,157)	236,052,752

TOTAL INCREASE (DECREASE)	(214,014,023)	351,764,680

Net assets:
Beginning of year	1,172,159,174	820,394,494

End of year	$958,145,151	$1,172,159,174

Accumulated undistributed net investment income	$628,869	$—

*	Service Share Class commenced operations on January 9, 2006.

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions
			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		to average		turnover
Year – Share Class	of year	income(a)	gain (loss)	operations	income	gain	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years ended December 31,

2007 — Institutional	$14.67	$0.15	$(0.37)	$(0.22)	$(0.16)	$(1.13)	$(1.29)	$13.16	(1.63)%	$752,148	0.71	%(c)	1.02	%(c)	0.72	%(c)	1.01	%(c)	125%
2007 — Service	14.67	0.14	(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.79	(c)	0.94	(c)	0.97	(c)	0.76	(c)	125

2006 — Institutional	13.13	0.14	1.55	1.69	(0.15)	—	(0.15)	14.67	12.89	910,345	0.72		1.01		0.72		1.01		99
2006 — Service(d)	13.54	0.13	1.14	1.27	(0.14)	—	(0.14)	14.67	9.38	261,814	0.80	(e)	0.92	(e)	0.97	(e)	0.75	(e)	99

2005 — Institutional	12.42	0.13	0.68	0.81	(0.10)	—	(0.10)	13.13	6.51	820,394	0.74		1.00		0.76		0.99		109
2004 — Institutional	10.92	0.14	1.49	1.63	(0.13)	—	(0.13)	12.42	14.94	521,137	0.75		1.26		0.78		1.23		128
2003 — Institutional	8.49	0.07	2.43	2.50	(0.07)	—	(0.07)	10.92	29.47	383,025	0.85		0.79		0.85		0.79		92

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder proxy meeting, which amounted to approximately 0.02% of average net assets.
(d)	Service Share Class commenced operations on January 9, 2006.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements
December 31, 2007

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund” or “Structured U.S. Equity Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, all of the assets, subject to liabilities, of the Core Equity Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were reorganized into the Structured U.S. Equity Fund in exchange for the Structured U.S. Equity Fund’s Service Shares. Holders of Shares of the Allmerica Fund received Service Shares of the Structured U.S. Equity Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Structured U.S. Equity Fund began to offer Service Shares. The exchange was a tax-free event to shareholders.
Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

F. Segregation Transactions — The Fund may enter into certain derivative or other transactions to seek to increase total return. Futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

A. Management Agreement — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

3. AGREEMENTS (continued)

For the year ended December 31, 2007, GSAM received a Management fee at the following annual rates:

Contractual Management Rate
First	Next	Over	Effective
$1 billion	$1 billion	$2 billion	Rate

0.65%	0.59%	0.56%	0.64%

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Services Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.08% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2007, Goldman Sachs waived approximately $405,100 in Distribution and Service fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.
Prior to July 2, 2007, this fee as a percentage of the average daily net assets was 0.04% for the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.044% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2007, GSAM made no reimbursements to the Fund.
In connection with the reorganization of the Allmerica Fund into the Fund, GSAM had contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Services Shares of the Fund to an annual rate of 0.81% until July 2007.
In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2007, transfer agent fees and custody were reduced by approximately $55,600 and $1,000, respectively.
At December 31, 2007, the amounts owed to affiliates were approximately $536,100, $14,200 and $16,500 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2007, were $1,384,764,424 and $1,585,228,224, respectively. For the year ended December 31, 2007, Goldman Sachs earned approximately $9,100 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2007

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2007, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $8,146, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2007, BGA earned $4,922 in fees as securities lending agent.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2007 was as follows:

	2006	2007

Distributions paid from:
Ordinary income	$11,768,853	$10,498,127
Net long-term capital gains	122,515	75,001,856

Total taxable distributions	$11,891,368	$85,499,983

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

7. TAX INFORMATION (continued)

As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$543,447
Undistributed long-term capital gains	5,611,432

Total undistributed earnings	$6,154,879
Capital loss carryforward:(1)(2)
Expiring 2009	(6,902,391)
Expiring 2010	(31,739,316)

Total capital loss carryforward	$(38,641,707)

Timing differences (related to the recognition of certain REIT dividends for tax purposes)	10,000
Unrealized gains — net	42,309,090

Total accumulated earnings	$9,832,262

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be limited under the Code.

(2)	During the year ended December 31, 2007, the Fund utilized $21,540,205 of capital loss carryforwards.

At December 31, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$926,937,009

Gross unrealized gain	88,113,410
Gross unrealized loss	(45,804,320)

Net unrealized security gain	$42,309,090

The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences related to tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $62,215, from accumulated net realized loss on investments to paid-in capital. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from previously deferred wash sales acquired in the reorganization with the Allmerica Fund.

8. OTHER MATTERS

Merger and Reorganization — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition of the Allmerica Fund (“Acquired Fund”) by the Structured U.S. Equity Fund (“Survivor Fund”). Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the reorganization was completed on January 9, 2006, as of the close of business on January 6, 2006.
Pursuant to the Reorganization Agreement, the assets and liabilities of the Allmerica Fund Service Class were reorganized into the Structured U.S. Equity Fund Service Class in a tax-free exchange as follows:

		Value of	Acquired Fund’s
	Exchanged Shares of	Exchanged	Shares Outstanding
Survivor/Acquired Fund	Survivor Issued	Shares	as of January 6, 2006

Structured U.S. Equity Fund Service Class/Allmerica Fund Service Class	21,180,601	$286,785,341	154,899,319

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2007

8. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate	Aggregate	Aggregate
	Net Assets	Net Assets	Net Assets	Acquired Fund’s	Acquired Fund’s
	before	before	immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	reorganization	reorganization	after reorganization	Appreciation	Carryforward

Structured U.S. Equity Fund/Allmerica Fund	$846,672,156	$286,785,341	$1,133,457,497	$53,289,382	$(215,995,972)

New Accounting Pronouncement — On September 15, 2006, the Financial Accounting Standards Board (“FASB”) released Statement Financial Accounting Standard No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements; however, additional disclosures will be required.
The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the year ended December 31, 2006 Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year ended		For the Year ended
	December 31, 2007		December 31, 2006
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,297,781	$19,077,072	5,925,895	$80,892,610
Reinvestment of dividends and distributions	5,047,899	67,238,024	638,161	9,387,354
Shares repurchased	(11,241,957)	(167,665,376)	(7,009,766)	(94,999,905)

	(4,896,277)	(81,350,280)	(445,710)	(4,719,941)

Service Shares*
Shares sold	154,935	2,295,342	833,578	11,357,609
Shares issued in connection with merger	—	—	21,180,601	286,785,341
Reinvestment of dividend and distributions	1,371,018	18,261,959	170,226	2,504,014
Shares repurchased	(3,719,403)	(55,623,178)	(4,341,102)	(59,874,271)

	(2,193,450)	(35,065,877)	17,843,303	240,772,693

NET INCREASE (DECREASE)	(7,089,727)	$(116,416,157)	17,397,593	$236,052,752

*	Service Share Class commenced operations on January 9, 2006.

11. SUBSEQUENT EVENT

Effective January 1, 2008, Goldman Sachs has reduced the waiver on Distribution and Service fees for Service Shares from 0.17% to 0.04%, of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Variable Insurance Trust — Structured U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Variable Insurance Trust — Structured U.S. Equity Fund (the “Fund”), portfolio of the Goldman Sachs Variable Insurance Trust, at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of December 31, 2006 and for the period then ended and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2008

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2007

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/1/07	12/31/07		12/31/07*
Institutional
Actual	$1,000.00	$937.10		$3.47
Hypothetical 5% return	1,000.00	1,021.63	+	3.62

Service
Actual	1,000.00	936.80		3.86
Hypothetical 5% return	1,000.00	1,021.22	+	4.02

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized net expense ratios for the period were 0.71% and 0.79% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.
				101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies), and Goldman Sachs Trust consisted of 89 portfolios (of which 80 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee and President	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Variable Insurance Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel, and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund has accrued and paid its pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	620,783,093	0	15,536,351	0

John P. Coblentz, Jr.	620,832,628	0	15,486,816	0

Diana M. Daniels	620,979,985	0	15,339,459	0

Patrick T. Harker	621,209,304	0	15,110,140	0

Jessica Palmer	620,976,338	0	15,343,106	0

Alan A. Shuch	620,936,994	0	15,382,450	0

Richard P. Strubel	620,635,221	0	15,684,223	0

Kaysie P. Uniacke	620,941,738	0	15,377,706	0

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2007, 100% of the dividends paid from net investment company taxable income by the Structured U.S. Equity Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Structured U.S. Equity Fund designates $75,001,856 or the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2007.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Structured U.S. Equity Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITSTRUCUSAR/08-02-08

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Structured Small Cap Equity Fund

Annual Report
December 31, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Structured Small Cap Equity Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Review

The Russell 2000 Index returned −1.57% for the one-year period ended December 31, 2007. Despite eight of the 10 sectors in the Index gaining ground, the poor performance of the top-weighted Financials (−19.3%) sector dragged the Index return into negative territory for the year. Large caps outperformed small caps with the S&P 500 Index gaining 5.5%, largely due to large-cap Information Technology and Energy stocks outpacing their smaller-cap counterparts.

Investment Objective

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2007*

	% of
Company	Net Assets	Business

Aspen Insurance Holdings Ltd.	2.7%	Insurance
CF Industries Holdings, Inc.	2.5	Materials
Millennium Pharmaceuticals, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Stone Energy Corp.	1.6	Energy
Terra Industries, Inc.	1.5	Materials
American Greetings Corp. Class A	1.4	Consumer Durables & Apparel
Varian, Inc.	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Synopsys, Inc.	1.4	Software & Services
DynCorp International, Inc. Class A	1.3	Capital Goods
Deckers Outdoor Corp.	1.3	Consumer Durables & Apparel

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period ended December 31, 2007, the Fund’s Institutional Shares generated a cumulative total return of −16.48%. This return compares to the −1.57% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period. For the period from the inception of the Fund’s Service Class on August 31, 2007 to December 31, 2007, the Fund’s Service Shares generated a cumulative total return of −5.86%. This compares to the −2.94% cumulative total return of the Fund’s benchmark over the same time period.

Our model is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Portfolio Positioning and Highlights

We believe that the reasons for the Fund’s underperformance in 2007 fell into two distinct periods characterized by different market environments.

FIRST HALF OF 2007
During the first half of the period, the equity markets generated strong performance, largely driven by stocks with less-than-favorable quality characteristics. We believe that investors favored stocks with lower earnings as well as non-dividend paying stocks because of the presence, or the perception of the presence, of private equity/leveraged buyout (LBO) buyers in the market. These buyers tend to seek out lower quality, less profitable companies as turnaround candidates. Because of their sub-par profitability, poor management, declining analyst sentiment and low quality earnings — the very characteristics that made them attractive LBO turnaround candidates — our model shunned these companies even as they continued to significantly outperform the general market. As a result, the performance of our Profitability and Earnings Quality themes were significant contributors to the Fund’s relative underperformance during the first half of 2007, and stock selection was weak in sectors most associated with private equity activity (Health Care, Information Technology and Consumer Discretionary). In addition to low quality stocks rallying, there was a style shift in the markets as growth indices began to outperform value indices consistently for the first time since the late 1990s. Because a swing in investor sentiment usually represents a change in market perceptions, our Momentum theme experienced an unusually large decline.

SECOND HALF OF 2007
By late July, performance of higher quality stocks began to improve. However, the Fund was negatively affected by an extraordinary market environment in which we saw massive

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

selling of positions by many managers employing similar quantitative methods, selling that we believe was precipitated by performance problems in other asset classes, mainly bonds. As funds needed to raise cash, they turned to the asset class they viewed as more liquid, but had not been turning in good results — equity assets invested quantitatively. Since many of these funds had overlapping investment strategies and, therefore, similarity in the types of stocks they were over- and underweight, many managers were buying and selling exactly the same stocks at the same time. We have called this period the “Quantitative Liquidity Crunch.”

As a result, during early August, the magnitude of our negative daily theme returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes also began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time.

Although our themes experienced a significant rebound in mid-August as the market volatility began to dissipate, it was not enough for the Fund to fully recover relative to its benchmark. We believe a more muted sell-off continued into September and through the fourth quarter (particularly November), which had a negative impact on our themes and led to continued underperformance. In addition, although volatility fell from its peak, it remained at a high level throughout the fourth quarter.

We believe that our outsized negative relative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, rather than a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

In our opinion, the events of August 2007 through the end of the year revealed that standard quantitative factors have become extremely crowded (i.e., many other quantitative managers in the industry were looking for similar stock traits), which, we believe, led to a significant drag on performance. Crowding may be considered in terms of the popularity of a particular factor and/or in terms of the stocks a factor favors. We are investigating both aspects and are researching ways to measure this “crowding effect” on existing factors we currently use, as well as new ones we might potentially add to our model going forward.

We recognize that the Fund has experienced an extended period of severe underperformance over the last year. Accordingly, we continue to review our models and attribution on an ongoing basis, and over the 2007 summer period made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). (As an aside, the Momentum enhancement held up well during the liquidity events of early August, suggesting this factor is less “crowded” than others, but struggled later in the month. The IU interaction had little impact on small-cap returns in August.) In addition, we have spent a great deal of time improving our trading

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter (continued)

capabilities and towards the end of 2007, introduced more frequent rebalancing in our small cap portfolios. We believe by rebalancing our portfolios on a more frequent basis, we will be able to achieve more timely exposure to our investment themes and better exploit shorter-lived information sources going forward, thereby improving long-term results.

In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results. We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Investment Strategies Team

January 25, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

The VIT Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”) however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include time deposits and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Performance Summary

December 31, 2007 (Unaudited)

The following graph shows the value as of December 31, 2007, of a $10,000 investment made in the Fund on February 13, 1998 (commencement of operations) in Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Structured Small Cap Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 13, 1998 through December 31, 2007.

Average Annual Total Return Through December 31, 2007	One Year	Five Years	Since Inception

Institutional Class (commenced February 13, 1998)	−16.48%	11.05%	5.06%

Service Class (commenced August 31, 2007)	n/a	n/a	−5.86%*

*	Total returns for periods less than one year represent cumulative total returns.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

December 31, 2007

Shares	Description	Value

Common Stocks – 99.4%
Automobiles & Components – 0.8%
9,000	American Axle & Manufacturing Holdings, Inc.	$167,580
9,300	Amerigon, Inc.*	196,602
100	ArvinMeritor, Inc.	1,173
4,300	Coachmen Industries, Inc.	25,585
47,400	Cooper Tire & Rubber Co.	785,892
29,200	Hayes Lemmerz International, Inc.*	133,444

		1,310,276

Banks – 6.3%
100	1st Source Corp.	1,731
100	Ameris Bancorp	1,685
10,800	Banco Latinoamericano de Exportaciones SA	176,148
15,300	Bank Mutual Corp.	161,721
100	Banner Corp.	2,873
17,900	Brookline Bancorp, Inc.	181,864
14,900	Capitol Federal Financial(a)	461,900
13,100	City National Corp.	780,105
5,200	Community Bancorp*	90,324
110	Community Trust Bancorp, Inc.	3,028
26,200	East West Bancorp, Inc.	634,826
6,400	First Citizens BancShares, Inc. Class A	933,440
12,300	First Community Bancorp, Inc.	507,252
20,800	First Niagara Financial Group, Inc.	250,432
11,793	First Regional Bancorp*	222,770
306	First South Bancorp, Inc.(a)	6,790
2,700	Green Bancshares, Inc.	51,840
63,661	Hanmi Financial Corp.	548,758
100	Heritage Commerce Corp.	1,839
100	Horizon Financial Corp.	1,744
100	IndyMac Bancorp, Inc.	595
100	Nara Bancorp, Inc.	1,167
8,100	NewAlliance Bancshares, Inc.	93,312
100	Pinnacle Financial Partners, Inc.*	2,542
27,407	Preferred Bank	713,130
97,700	Provident Financial Services, Inc.	1,408,834
2,900	Provident New York Bancorp	37,468
100	Renasant Corp.	2,157
100	SCBT Financial Corp.	3,167
100	Southwest Bancorp, Inc.	1,833
100	Sterling Financial Corp.	1,679
100	Susquehanna Bancshares, Inc.	1,844
16,404	SVB Financial Group*	826,762
600	Texas Capital Bancshares, Inc.*	10,950
100	TriCo Bancshares	1,930
78,500	Umpqua Holdings Corp.	1,204,190
7,800	Washington Federal, Inc.	164,658
100	Washington Trust Bancorp, Inc.	2,523
100	Westfield Financial, Inc.	970
3,100	Wintrust Financial Corp.	102,703

		9,603,484

Capital Goods – 9.4%
11,200	A.O. Smith Corp.	392,560
36,313	Aerovironment, Inc.*	878,775
9,800	AGCO Corp.*	666,204
100	Ampco-Pittsburgh Corp.	3,813
5,700	Applied Industrial Technologies, Inc.	165,414
7,200	Baldor Electric Co.	242,352
14,900	Belden, Inc.	663,050
20,500	C&D Technologies, Inc.*(a)	135,505
100	CIRCOR International, Inc.	4,636
25,400	Cubic Corp.	995,680
73,500	DynCorp International, Inc. Class A*	1,975,680
4,000	Encore Wire Corp.	63,680
4,600	EnPro Industries, Inc.*	140,990
1,400	FuelCell Energy, Inc.*	13,888
300	Genlyte Group, Inc.*	28,560
83,240	GrafTech International Ltd.*	1,477,510
600	Hardinge, Inc.	10,068
27,000	Integrated Electrical Services, Inc.*	507,330
600	KBR, Inc.*	23,280
10,100	NACCO Industries, Inc. Class A	1,006,869
33,200	Perini Corp.*	1,375,144
100	PGT, Inc.*	476
100	Powell Industries, Inc.*	4,407
8,900	RBC Bearings, Inc.*	386,794
4,900	Robbins & Myers, Inc.	370,587
18,400	Rush Enterprises, Inc. Class A*	334,512
5,400	Stanley, Inc.*	172,908
4,600	Sun Hydraulics Corp.	116,058
37,800	Superior Essex, Inc.*	907,200
20,200	Tecumseh Products Co. Class A*	472,882
27,900	Tredegar Corp.	448,632
30,700	TriMas Corp.*	325,113

		14,310,557

Commercial Services & Supplies – 3.5%
43,100	ABM Industries, Inc.(b)	878,809
89,500	Bowne & Co., Inc.	1,575,200
100	Cornell Cos., Inc.*	2,332
100	Heidrick & Struggles International, Inc.	3,711
1,000	Herman Miller, Inc.	32,390
77,986	IKON Office Solutions, Inc.(a)	1,015,378
100	Interface, Inc. Class A	1,632
6,900	PHH Corp.*	121,716
100	Resources Connection, Inc.	1,816
108,991	Spherion Corp.*	793,454
18,600	TeleTech Holdings, Inc.*	395,622
5,300	TrueBlue, Inc.*	76,744
8,900	United Stationers, Inc.*	411,269
100	Viad Corp.	3,158

		5,313,231

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2007

Shares	Description	Value

Common Stocks – (continued)

Consumer Durables & Apparel – 4.2%
106,100	American Greetings Corp. Class A	$2,153,830
12,500	Deckers Outdoor Corp.*	1,938,250
10,400	Fossil, Inc.*	436,592
100	Kellwood Co.	1,664
23,700	Perry Ellis International, Inc.*	364,506
11,800	Polaris Industries, Inc.(a)	563,686
13,100	Sturm, Ruger & Co., Inc.*	108,468
31,700	Tempur-Pedic International, Inc.(a)	823,249

		6,390,245

Consumer Services – 5.1%
9,800	Bob Evans Farms, Inc.	263,914
23,900	California Pizza Kitchen, Inc.*	372,123
12,900	Capella Education Co.*	844,434
11,800	Career Education Corp.*	296,652
3,900	Chipotle Mexican Grill, Inc. Class B*	479,895
5,200	Corinthian Colleges, Inc.*	80,080
27,284	CPI Corp.	642,538
4,000	DeVry, Inc.	207,840
900	INVESTools, Inc.*	15,966
2,600	ITT Educational Services, Inc.*	221,702
2,600	Jack in the Box, Inc.*	67,002
28,700	Landry’s Restaurants, Inc.(a)	565,390
38,500	Multimedia Games, Inc.*	321,090
21,400	O’Charley’s, Inc.	320,572
110	Papa John’s International, Inc.*	2,497
34,515	Pre-Paid Legal Services, Inc.*	1,910,405
62,200	Premier Exhibitions, Inc.*(a)	680,468
2,700	Strayer Education, Inc.	460,566
300	Weight Watchers International, Inc.	13,554

		7,766,688

Diversified Financials – 1.7%
150	Advanta Corp. Class B	1,211
48,700	Apollo Investment Corp.	830,335
2,100	Capital Southwest Corp.	248,640
200	GAMCO Investors, Inc.	13,840
17,900	Greenhill & Co., Inc.(a)	1,189,992
600	Janus Capital Group, Inc.	19,710
103	NGP Capital Resources Co.	1,610
7,100	optionsXpress Holdings, Inc.	240,122
100	Sanders Morris Harris Group, Inc.	1,025
100	SWS Group, Inc.	1,267

		2,547,752

Energy – 6.2%
3,500	Bois d’Arc Energy, Inc.*	69,475
200	Cabot Oil & Gas Corp.	8,074
7,800	Cimarex Energy Co.	331,734
9,600	Comstock Resources, Inc.*	326,400
17,900	Delek U.S. Holdings, Inc.	362,117
1,600	Dresser-Rand Group, Inc.*	62,480
35,700	General Maritime Corp.(a)	872,865
27,016	Global Industries Ltd.*	578,683
7,600	Golar LNG Ltd.	168,112
20,400	Grey Wolf, Inc.*	108,732
5,100	Gulfmark Offshore, Inc.*	238,629
2,304	Holly Corp.	117,250
4,700	Knightsbridge Tankers Ltd.(a)	113,505
6,500	Mariner Energy, Inc.*	148,720
23,200	Newpark Resources, Inc.*	126,440
1,000	Overseas Shipholding Group, Inc.	74,430
8,900	Patterson-UTI Energy, Inc.	173,728
2,600	PetroHawk Energy Corp.*	45,006
15,900	Rosetta Resources, Inc.*	315,297
300	St. Mary Land & Exploration Co.	11,583
53,100	Stone Energy Corp.*	2,490,921
13,490	Swift Energy Co.*	593,965
16,100	Trico Marine Services, Inc.*	596,022
800	Union Drilling, Inc.*	12,616
33,600	USEC, Inc.*(a)	302,400
10,100	Western Refining, Inc.	244,521
26,500	Willbros Group, Inc.*	1,014,685

		9,508,390

Food & Staples Retailing – 1.2%
700	Nash Finch Co.	24,696
60,500	Performance Food Group Co.*	1,625,635
3,200	Ruddick Corp.	110,944
1,800	Winn-Dixie Stores, Inc.*	30,366

		1,791,641

Food, Beverage & Tobacco – 3.4%
164,200	Alliance One International, Inc.*	668,294
5,100	Boston Beer Co., Inc. Class A*	192,015
19,100	Cal-Maine Foods, Inc.(a)	506,723
62,100	Chiquita Brands International, Inc.*	1,142,019
46,200	Fresh Del Monte Produce, Inc.*	1,551,396
2,800	Green Mountain Coffee Roasters, Inc.*	113,960
3,400	Hansen Natural Corp.*	150,586
4,600	PepsiAmericas, Inc.	153,272
13,300	Universal Corp.	681,226

		5,159,491

Health Care Equipment & Services – 5.4%
500	Air Methods Corp.*	24,835
4,400	AMERIGROUP Corp.*	160,380
8,700	Analogic Corp.	589,164
54,900	Apria Healthcare Group, Inc.*	1,184,193
8,700	ArthroCare Corp.*(a)	418,035
700	Chemed Corp.	39,116
42,300	Conmed Corp.*	977,553
31,721	Corvel Corp.*	730,217
8,000	Cynosure, Inc. Class A*	211,680
2,900	Gen-Probe, Inc.*	182,497
6,700	HealthSpring, Inc.*	127,635
6,000	Immucor, Inc.*	203,940
33,800	Invacare Corp.	851,760
28,400	Kindred Healthcare, Inc.*	709,432
14,600	Kinetic Concepts, Inc.*	781,976
3,200	Medcath Corporation*	78,592
1,000	Molina Healthcare, Inc.*	38,700

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)

7,300	Phase Forward, Inc.*	$158,775
8,000	Regeneration Technologies, Inc.*	69,440
9,900	RehabCare Group, Inc.*	223,344
5,800	Sonic Innovations, Inc.*	44,776
2,700	SurModics, Inc.*	146,529
2,500	Theragenics Corp.*	8,950
200	Universal American Corp.*	5,118
11,078	Zoll Medical Corp.*	296,004

		8,262,641

Household & Personal Products – 0.0%
100	Alberto-Culver Co.	2,454
700	Central Garden & Pet Co. Class A*	3,752
3,300	Elizabeth Arden, Inc.*	67,155
100	Energizer Holdings, Inc.*	11,213

		84,574

Insurance – 5.3%
14,150	American Physicians Capital, Inc.	586,659
143,400	Aspen Insurance Holdings Ltd.	4,135,656
41,000	Assured Guaranty Ltd.	1,088,140
10,900	Endurance Specialty Holdings Ltd.	454,857
33,800	Max Capital Group Ltd.	946,062
1,300	National Western Life Insurance Co. Class A	269,581
13,700	Platinum Underwriters Holdings Ltd.	487,172
3,000	Reinsurance Group of America, Inc.	157,440

		8,125,567

Materials – 5.5%
100	Buckeye Technologies, Inc.*	1,250
17,500	Calgon Carbon Corp.*(a)	278,075
34,118	CF Industries Holdings, Inc.	3,755,027
11,000	Hecla Mining Co.*	102,850
9,600	Innospec, Inc.	164,736
4,100	LSB Industries, Inc.*	115,702
17,800	Quanex Corp.	923,820
8,100	Rockwood Holdings, Inc.*	269,082
2,500	Schnitzer Steel Industries, Inc.	172,825
47,683	Terra Industries, Inc.*	2,277,340
100	Tronox, Inc. Class B	865
16,500	Worthington Industries, Inc.	295,020
2,250	Zep, Inc.*	31,208

		8,387,800

Media – 0.5%
30,200	Belo Corp. Class A	526,688
100	Cox Radio, Inc. Class A*	1,215
100	Harris Interactive, Inc.*	426
100	Hearst-Argyle Television, Inc.	2,211
12,800	Lin TV Corp. Class A*	155,776
700	Morningstar, Inc.*	54,425

		740,741

Pharmaceuticals, Biotechnology & Life Sciences – 8.4%
6,700	Albany Molecular Research, Inc.*	96,346
15,200	Applera Corp.- Celera Group*	241,224
11,800	ArQule, Inc.*	68,440
1,100	Bradley Pharmaceuticals, Inc.*	21,670
26,050	Caraco Pharmaceutical Laboratories Ltd.*	446,757
600	Cephalon, Inc.*	43,056
42,200	Cubist Pharmaceuticals, Inc.*	865,522
10,200	eResearch Technology, Inc.*	120,564
51,400	Exelixis, Inc.*	443,582
45,100	GenVec, Inc.*	66,297
34,500	Javelin Pharmaceuticals, Inc.*	129,030
3,400	Metabolix, Inc.*	80,920
187,400	Millennium Pharmaceuticals, Inc.*	2,807,252
11,400	Omrix Biopharmaceuticals, Inc.*	396,036
4,700	OSI Pharmaceuticals, Inc.*	227,997
1,800	PerkinElmer, Inc.	46,836
30,800	PharmaNet Development Group, Inc.*	1,207,668
8,800	Pharmion Corp.*	553,168
100	Rigel Pharmaceuticals, Inc.*	2,539
3,514	Savient Pharmaceuticals, Inc.*	80,717
3,600	United Therapeutics Corp.*	351,540
1,200	Vanda Pharmaceuticals, Inc.*	8,256
32,100	Varian, Inc.*	2,096,130
4,100	Ventana Medical Systems, Inc.*	357,643
64,200	Watson Pharmaceuticals, Inc.*	1,742,388
3,100	XenoPort, Inc.*	173,228
56,000	XOMA Ltd.*	189,840

		12,864,646

Real Estate Investment Trust – 5.6%
2,400	Agree Realty Corp.	72,240
13,300	AMB Property Corp.	765,548
60,559	Anthracite Capital, Inc.	438,447
1,900	BRE Properties	77,007
4,400	BRT Realty Trust	67,320
14,600	DCT Industrial Trust, Inc.	135,926
2,200	Digital Realty Trust, Inc.	84,414
3,190	Douglas Emmett, Inc.	72,126
14,300	Entertainment Properties Trust	672,100
4,100	Equity Lifestyle Properties, Inc.	187,247
1,100	Federal Realty Investment Trust	90,365
4,500	Gramercy Capital Corp.(a)	109,395
2,900	HCP, Inc.	100,862
3,816	Jones Lang LaSalle, Inc.	271,547
14,500	Kilroy Realty Corp.	796,920
100	LTC Properties, Inc.	2,505
43,391	Medical Properties Trust, Inc.	442,154
13,865	National Health Investors, Inc.	386,833
21,100	Post Properties, Inc.	741,032
12,000	Potlatch Corp.	533,280
100	PS Business Parks, Inc.	5,255
15,000	Quadra Realty Trust, Inc.	120,600
6,400	Realty Income Corp.	172,928
14,100	Regency Centers Corp.	909,309

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2007

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trust – (continued)

16,600	Taubman Centers, Inc.	$816,554
11,600	Ventas, Inc.	524,900

		8,596,814

Retailing – 2.8%
47,400	1-800-FLOWERS.COM, Inc. Class A*	413,802
100	American Eagle Outfitters, Inc.	2,077
49,600	Asbury Automotive Group, Inc.	746,480
21,900	Blue Nile, Inc.*(a)	1,490,514
100	Dillards, Inc. Class A	1,878
100	Haverty Furniture Cos., Inc.	899
36,300	Jo-Ann Stores, Inc.*	474,804
100	OfficeMax, Inc.	2,066
3,700	Overstock.com, Inc.*(a)	57,461
15,000	RadioShack Corp.	252,900
12,200	Shutterfly, Inc.*	312,564
11,700	Sonic Automotive, Inc. Class A	226,512
100	Syms Corp.	1,510
18,800	Systemax, Inc.	382,016

		4,365,483

Semiconductors & Semiconductor Equipment – 3.0%
200	Cohu, Inc.	3,060
171,000	Credence Systems Corp.*	413,820
56,400	Exar Corp.*	449,508
100	Micrel, Inc.	845
25,600	MIPS Technologies, Inc.*	126,976
49,000	Monolithic Power Systems, Inc.*	1,052,030
100	Novellus Systems, Inc.*	2,757
100,700	RF Micro Devices, Inc.*	574,997
26,100	Sigma Designs, Inc.*	1,440,720
58,100	Skyworks Solutions, Inc.*	493,850

		4,558,563

Software & Services – 9.4%
3,500	Advent Software, Inc.*	189,350
22,700	Ansoft Corp.*	586,795
61,700	AsiaInfo Holdings, Inc.*	678,700
119,541	Captaris, Inc.*	516,417
124,300	Chordiant Software, Inc.*	1,062,765
11,100	Ciber, Inc.*	67,821
6,330	CMGI, Inc.*	82,860
4,300	Concur Technologies, Inc.*	155,703
100	Convergys Corp.*	1,646
1,594	CyberSource Corp.*	28,325
14,200	Fair Isaac Corp.	456,530
71,900	Greenfield Online, Inc.*	1,050,459
3,100	InfoSpace, Inc.	58,280
91,038	Interwoven, Inc.*	1,294,560
13,200	iPass, Inc.*	53,592
700	JDA Software Group, Inc.*	14,322
32,900	Magma Design Automation, Inc.*	401,709
6,700	Manhattan Associates, Inc.*	176,612
3,400	MicroStrategy, Inc. Class A*	323,340
36,600	Novell, Inc.*	251,442
17,900	Omniture, Inc.*	595,891
13,600	On2 Technologies, Inc.*(a)	13,872
9,800	Phoenix Technologies Ltd.*	126,224
116,711	RealNetworks, Inc.*	710,770
51,600	S1 Corp.*	376,680
2,100	Sohu.com, Inc.*	114,492
12,500	Switch & Data Facilities Co., Inc.*	200,250
24,500	Synchronoss Technologies, Inc.*	868,280
79,900	Synopsys, Inc.*	2,071,807
25,700	Taleo Corp. Class A*	765,346
6,000	TNS, Inc.	106,500
100	Total System Services, Inc.	2,800
1,100	United Online, Inc.	13,002
53,500	Vignette Corp.*	781,635
5,100	Vocus, Inc.*	176,103

		14,374,880

Technology Hardware & Equipment – 6.0%
23,300	ADTRAN, Inc.	498,154
23,524	Agilysis, Inc.	355,683
717	Arris Group, Inc.*	7,156
24,100	Aruba Networks, Inc.*	359,331
1,600	Avnet, Inc.*	55,952
1,400	Avocent Corp.*	32,634
42,500	Bell Microproducts, Inc.*	255,425
20,900	Blue Coat Systems, Inc.*	686,983
100	Ditech Networks, Inc.*	347
100	EMS Technologies, Inc.*	3,024
1,800	Foundry Networks, Inc.*	31,536
139,600	Immersion Corp.*(a)	1,807,820
20,000	Ingram Micro, Inc. Class A*	360,800
342	Insight Enterprises, Inc.*	6,238
5,800	Lexmark International, Inc. Class A*	202,188
19,800	Loral Space & Communications, Inc.*	678,150
36,900	Methode Electronics, Inc.	606,636
12,200	Network Equipment Technologies, Inc.*	102,724
100	Newport Corp.*	1,279
97,400	Novatel Wireless, Inc.*	1,577,880
8,600	PC Connection, Inc.*	97,610
5,800	Plantronics, Inc.	150,800
3,800	Synaptics, Inc.*	156,408
100	SYNNEX Corp.*	1,960
29,610	Tech Data Corp.*	1,116,889
25,900	UTStarcom, Inc.*(a)	71,225

		9,224,832

Telecommunication Services – 2.9%
7,200	Atlantic Tele-Network, Inc.	243,216
20,700	Cbeyond, Inc.*	807,093
100	Consolidated Communications Holdings, Inc.	1,990
50,000	IDT Corp. Class B(a)	422,500
42,300	NTELOS Holdings Corp.	1,255,887
24,200	Premiere Global Services, Inc.*	359,370

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Telecommunication Services – (continued)

13,100	SureWest Communications	$224,010
81,800	USA Mobility, Inc.*	1,169,740

		4,483,806

Transportation – 1.5%
5,200	Allegiant Travel Co.*	167,128
3,900	ExpressJet Holdings, Inc.*	9,672
6,700	Genco Shipping & Trading Ltd.	366,892
2,700	J.B. Hunt Transport Services, Inc.	74,385
52,800	Pinnacle Airlines Corp.*(a)	805,200
25,200	TBS International Ltd. Class A*	833,112

		2,256,389

Utilities – 1.3%
500	AGL Resources, Inc.	18,820
100	Alliant Energy Corp.	4,069
1,000	Atmos Energy Corp.	28,040
4,500	CMS Energy Corp.	78,210
5,400	Northwest Natural Gas Co.	262,764
100	OGE Energy Corp.	3,629
800	Oneok, Inc.	35,816
19,700	Pepco Holdings, Inc.	577,801
22,500	Portland General Electric Co.	625,050
2,400	South Jersey Industries, Inc.	86,616
9,700	Westar Energy, Inc.	251,618

		1,972,433

TOTAL COMMON STOCKS
(Cost $163,062,455)		$152,000,924

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.4%
JPMorgan Chase Euro – Time Deposit
$600,342	3.964%	01/02/08
(Cost $600,342)			$600,342

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $163,662,797)			$152,601,266

Shares	Interest Rate	Value

Securities Lending Collateral(c) – 5.7%
Boston Global Investment Trust – Enhanced Portfolio
8,771,650	4.941%	$8,771,650
(Cost $8,771,650)

TOTAL INVESTMENTS – 105.5%
(Cost $172,434,447)		$161,372,916

LIABILITIES IN EXCESS OF OTHER ASSETS — (5.5)%		(8,466,798)

NET ASSETS — 100.0%		$152,906,118

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2007

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2007, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Loss

Russell 2000 Index	9	March 2008	$694,980	$(7,909)

 12
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investment in securities (identified cost $163,662,797)(a)	$152,601,266
Securities lending collateral, at value which equals cost	8,771,650
Cash	33,012
Receivables:
Investment securities sold	2,314,719
Fund shares sold	382,111
Dividends and interest	170,256
Reimbursement from investment adviser	16,571
Securities lending income	14,961

Total assets	164,304,546

Liabilities:
Payables:
Payable upon return of securities loaned	8,771,650
Investment securities purchased	2,367,029
Amounts owed to affiliates	97,474
Fund shares repurchased	61,354
Due to broker-variation margin	9,560
Accrued expenses	91,361

Total liabilities	11,398,428

Net Assets:
Paid-in capital	168,357,587
Accumulated undistributed net investment income	259,925
Accumulated net realized loss on investment and futures transactions	(4,641,954)
Net unrealized loss on investments and futures	(11,069,440)

NET ASSETS	$152,906,118

Net Assets:
Institutional	$152,896,403
Service	9,715

Shares outstanding:
Institutional	14,272,728
Service	907

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	14,273,635

Net asset value, offering and redemption price per share:
Institutional	$10.71
Service	10.71

(a)	Includes loaned securities having a market value of $8,433,716.

The accompanying notes are an integral part of these financial statements.
13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends(a)	$2,269,404
Interest (including securities lending income of $275,361)	281,301

Total investment income	2,550,705

Expenses:
Management fees	1,372,622
Printing fees	91,608
Professional fees	69,789
Custody and accounting fees	57,158
Transfer Agent fees(b)	56,587
Shareholder proxy meeting expense	49,976
Trustee fees	15,970
Distribution and Service fees — Service Class(c)	9
Other	12,142

Total expenses	1,725,861

Less — expense reductions	(83,986)

Net expenses	1,641,875

NET INVESTMENT INCOME	908,830

Realized and unrealized gain (loss) on investment and futures transactions:
Net realized gain from:
Investment transactions	6,620,107
Futures transactions	1,582
Net change in unrealized loss on:
Investments	(38,298,903)
Futures	(3,637)

Net realized and unrealized loss on investment and futures transactions	(31,680,851)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,772,021)

(a)	Foreign taxes withheld on dividends were $384.

(b)	Institutional and Service Class had Transfer Agent fees of $56,586 and $1, respectively.

(c)	Service Share Class commenced operations on August 31, 2007.

 14
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

From operations:
Net investment income	$908,830	$1,000,165
Net realized gain from investment and futures transactions	6,621,689	18,804,169
Net change in unrealized gain (loss) on investments and futures	(38,302,540)	3,015,667

Net increase (decrease) in net assets resulting from operations	(30,772,021)	22,820,001

Distributions to shareholders:
From net investment income
Institutional Shares	(649,393)	(1,307,803)
Service Shares(a)	(40)	—
From net realized gains
Institutional Shares	(16,837,377)	(14,275,219)
Service Shares(a)	(1,071)	—

Total distributions to shareholders	(17,487,881)	(15,583,022)

From share transactions:
Proceeds from sales of shares	15,095,318	22,042,825
Reinvestments of dividends and distributions	17,487,881	15,583,022
Cost of shares repurchased	(34,346,473)	(36,975,581)

Net increase (decrease) in net assets resulting from share transactions	(1,763,274)	650,266

TOTAL INCREASE (DECREASE)	(50,023,176)	7,887,245

Net assets:
Beginning of year	202,929,294	195,042,049

End of year	$152,906,118	$202,929,294

Accumulated undistributed net investment income	$259,925	$1,835

(a)	Service Share Class commenced operations on August 31, 2007.

The accompanying notes are an integral part of these financial statements.
15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from														Ratios assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net		and	Total from	From net	net		value,		end	net expenses		income		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2007 - Institutional	$14.44	$0.07	(c)	$(2.42)	$(2.35)	$(0.05)	$(1.33)	$(1.38)	$10.71	(16.48)%	$152,896	0.90	%(d)	0.49	%(c)(d)	0.95	%(d)	0.44	%(c)(d)	163%
2007 - Service(e)	12.81	0.02		(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96	(f)	0.56	(f)	1.21	(f)	0.31	(f)	163

2006 - Institutional	13.93	0.07		1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.49		0.99		0.37		133
2005 - Institutional	14.40	0.05		0.86	0.91	(0.04)	(1.34)	(1.38)	13.93	6.07	195,042	0.89		0.37		0.93		0.33		119
2004 - Institutional	12.99	0.02		2.10	2.12	(0.03)	(0.68)	(0.71)	14.40	16.33	191,821	0.90		0.14		0.97		0.07		146
2003 - Institutional	9.19	0.04		4.18	4.22	(0.03)	(0.39)	(0.42)	12.99	46.00	181,765	1.03		0.40		1.25		0.18		141

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.
(d)	Includes non-recurring expense for a special shareholder proxy meeting, which amounted to approximately 0.03% of average net assets.
(e)	Service share class commenced operations on August 31, 2007.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements
December 31, 2007

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund” or “Structured Small Cap Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of Shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

F. Segregation Transactions — The Fund may enter into certain derivative or other transactions to seek to increase total return. Futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3. AGREEMENTS

A. Management Agreement — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the year ended December 31, 2007, GSAM received a Management fee at the following annual rate:

			Effective Net
Contractual Management Rate			Management Rate
Up to $2 billion	Over $2 billion	Effective Rate	(after waiver)

0.75%	0.68%	0.75%	0.73%*

*	GSAM has voluntarily agreed to waive a portion of its Management fee equal to 0.02% of the Fund’s average daily net assets. For the year ended December 31, 2007, GSAM waived approximately $35,700 in Management fees.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.10% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2007, Goldman Sachs waived approximately $5 in Distribution and Service fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.
Prior to July 2, 2007, this fee as a percentage of the average daily net assets was 0.04% for the Institutional Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2007, Other Expenses were reduced by approximately $38,700.
In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2007, transfer agent fees and custody were reduced by approximately $9,400 and $200, respectively.
At December 31, 2007, the amounts owed to affiliates were approximately $94,900 and $2,600 for Management and Transfer Agent fees, respectively.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2007

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2007, were $297,230,919 and $315,833,123, respectively. For the year ended December 31, 2007, Goldman Sachs earned approximately $900 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2007, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $60,661, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2007, BGA earned $35,519 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2007 was $4,488,450.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Fund did not have any borrowings under the facility.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2007 was as follows:

	2006	2007

Distributions paid from:
Ordinary income	$1,307,803	$1,787,710
Net long-term capital gains	14,275,219	15,700,171

Total taxable distributions	$15,583,022	$17,487,881

As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$10,164
Undistributed long-term capital gains	210,853

Total undistributed earnings	$221,017
Timing differences (Post October losses, related to the recognition of certain REIT dividends for tax purposes)	$(4,372,310)
Unrealized loss — net	(11,300,176)

Total accumulated earnings — net	$(15,451,469)

At December 31, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$172,673,092

Gross unrealized gain	11,878,924
Gross unrealized loss	(23,179,100)

Net unrealized security loss	$(11,300,176)

The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and mark-to-market losses on Section 1256 futures contracts, and differences related to the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $1,307 from accumulated undistributed net investment income to accumulated net realized loss on investments. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in tax treatment of underlying Fund investments.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2007

8. OTHER MATTERS

New Accounting Pronouncements — On September 15, 2006, the Financial Accounting Standard Board (“FASB”) released Statement Financial Accounting Standard No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements; however, additional disclosures will be required.
The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the year ended December 31, 2006, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year ended		For the Year ended
	December 31, 2007		December 31, 2006
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,128,929	$15,084,995	1,486,377	$22,042,825
Reinvestment of dividends and distributions	1,595,508	17,486,770	1,080,652	15,583,022
Shares repurchased	(2,503,924)	(34,346,473)	(2,513,513)	(36,975,581)

	220,513	(1,774,708)	53,516	650,266

Service Shares*
Shares sold	806	10,323	—	—
Reinvestment of dividend and distributions	101	1,111	—	—

	907	11,434	—	—

NET INCREASE (DECREASE)	221,420	$(1,763,274)	53,516	$650,266

11. SUBSEQUENT EVENT

Effective January 1, 2008, Distribution and Service fee waivers for the Service Share class will be discontinued. Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution service equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

*	Service Share Class commenced operations on August 31, 2007.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Variable Insurance Trust — Structured Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Variable Insurance Trust — Structured Small Cap Equity Fund (the “Fund”), portfolio of the Goldman Sachs Variable Insurance Trust, at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of December 31, 2006 and for the period then ended and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2008

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses (Unaudited) — Period Ended December 31, 2007

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/1/07	12/31/07		12/31/07*
Institutional
Actual	$1,000.00	$828.30		$4.15
Hypothetical 5% return	1,000.00	1,020.67	+	4.58

Service(a)
Actual	1,000.00	941.40		3.13
Hypothetical 5% return	1,000.00	1,020.27	+	4.99

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2007 (except for Service Class which commenced operations on August 31, 2007.) Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.90% and 0.96% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on August 31, 2007.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex
				101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex	101	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee — Goldman Sachs Mutual Fund Complex	101	None

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies), and Goldman Sachs Trust consisted of 89 portfolios ( of which 80 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee and President	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Variable Insurance Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel, and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund has accrued and paid its pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	620,783,093	0	15,536,351	0

John P. Coblentz, Jr.	620,832,628	0	15,486,816	0

Diana M. Daniels	620,979,985	0	15,339,459	0

Patrick T. Harker	621,209,304	0	15,110,140	0

Jessica Palmer	620,976,338	0	15,343,106	0

Alan A. Shuch	620,936,994	0	15,382,450	0

Richard P. Strubel	620,635,221	0	15,684,223	0

Kaysie P. Uniacke	620,941,738	0	15,377,706	0

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2007, 76.19% of the dividends paid from net investment company taxable income by the Structured Small Cap Equity Fund, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Structured Small Cap Equity Fund designates $15,700,171, or the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2007.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice President and Treasurer
Diana M. Daniels	Peter V. Bonanno, Secretary
Patrick T. Harker
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Structured Small Cap Equity Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITSTRUCSCAR/08-02-08

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Capital Growth Fund

Annual Report
December 31, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Capital Growth Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Review

The U.S. equity markets experienced increasing levels of volatility during the reporting period and oil prices moved higher. Tighter credit standards and issues within the subprime mortgage market weighed on certain sectors, primarily financials. The Federal Reserve Board (the “Fed”) cut short-term interest rates several times towards the end of the year and warned that some inflation risk remains. While market uncertainty has recently increased, the Fed said that the economy shows signs of continued growth.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2007*

	% of
Company	Net Assets	Business

Microsoft Corp.	4.1%	Software & Services
Suncor Energy, Inc.	3.6	Energy
Google, Inc. Class A	3.4	Software & Services
Cisco Systems, Inc.	3.0	Technology Hardware & Equipment
Baker Hughes, Inc.	2.7	Energy
Weatherford International Ltd.	2.7	Energy
Western Union Co.	2.4	Software & Services
American Tower Corp. Class A	2.3	Telecommunication Services
Schlumberger Ltd.	2.3	Energy
Merck & Co., Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the one-year period that ended December 31, 2007, the Fund’s Institutional and Service Shares generated cumulative total returns of 10.13% and 10.01%, respectively. These returns compare to the 11.81% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund generated solid absolute returns during the reporting period but lagged its benchmark due to stock selection.

The Fund’s position in Freddie Mac detracted from performance during the period. In November 2007, shares of Freddie Mac pulled back after the company announced that

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

marked-to-market losses and loan loss provisions would be higher than expected and that it would have to raise additional capital and cut its dividend. Although the marked-to-market losses are essentially an accounting issue, the losses lowered reported net income which, in turn, lowered regulatory capital. We believe Freddie Mac’s overly conservative marked-to-market accounting policies are not reflective of the way the business should be viewed. In our view, the market overreacted to the company’s announcement and, as a result, we believe the valuation of Freddie Mac is compelling. Upon evaluating all of the new information and based on our discussions with management, we decided to add to our position in Freddie Mac.

Shares of The McGraw-Hill Companies, Inc. experienced weakness over the last three months of the reporting period as they have been impacted by the issues in the subprime mortgage market. McGraw-Hill (which owns Standard & Poor’s) rates some subprime loans in its ratings business. The company has no balance sheet risk from sub-prime loans and less than 5% of the company’s revenue comes from sub-prime ratings. While McGraw-Hill’s growth may be affected if issuance slows, we believe this is already reflected in the stock price and have managed position sizes accordingly. We recently added to the position to reflect our conviction in the company despite what we believe to be short-term weakness.

Research In Motion Ltd. was the top contributor to performance during the period after the company announced a new deal in China. The BlackBerry-maker entered an agreement with Alcatel-Lucent to distribute the BlackBerry 8700 smart-phone in the Chinese market. We believe Research In Motion’s growth prospects are favorable as businesses continue to advance the adoption of mobile email and introduce it deeper within their organizations. Furthermore, the company is focused on broadening its distribution and increasing its share of the consumer market. For instance, Research In Motion has introduced an application for its smart-phone products that will enable easy access to the popular social-networking website Facebook, which should appeal to non-business users. We continue to have high conviction in the company, as we believe BlackBerry’s strong brand name and superior technology provide a competitive advantage over substitute products.

Shares of Suncor Energy, Inc. contributed positively to performance as energy prices rose. We continue to hold Suncor as it continues to initiate upgrades and increase production efficiency. The company recently announced that its Commerce City and Sarnia Ontario refineries will be ramped up to full production now that their planned maintenance operations have been completed.

Google, Inc. contributed positively to performance as the company reported a surge in third-quarter profits. This was driven by market share gains and continued strength in its search advertising business. We believe Google (along with Yahoo, Inc.) should continue to benefit as more advertising dollars shift to the Internet and away from traditional media (television, radio, and newspaper). In our view, Google is competitively well-positioned as it has over 50% market share in the U.S. and over 70% share of web searches worldwide. Additionally, Google continues to identify new sources of revenue by finding innovative ways of selling ads and forming strategic partnerships.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Team

January 16, 2008

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Capital Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Capital Growth Fund invests primarily in equity investments. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include time deposits and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Performance Summary
December 31, 2007

The following graph shows the value as of December 31, 2007, of a $10,000 investment made on April 30, 1998 (commencement of operations) in the Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Class Shares will vary from Institutional Class Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Capital Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 1998 through December 31, 2007.

	Once Year	Five Years	Since Inception

Average Annual Total Return Through December 31, 2004

Institutional Class (commenced April 30, 1998)	10.13%	10.68%	3.74%
Service Class (commenced January 9, 2006)	10.01%	n/a	7.57%

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments

December 31, 2007

Shares	Description	Value

Common Stocks – 99.7%
Automobiles & Components – 1.0%
280,300	Gentex Corp.	$4,980,931

Banks – 2.0%
296,955	Freddie Mac	10,117,257

Capital Goods – 3.5%
59,400	Rockwell Automation, Inc.	4,096,224
122,930	United Technologies Corp.	9,409,062
49,610	W.W. Grainger, Inc.	4,341,867

		17,847,153

Consumer Durables & Apparel – 5.4%
114,700	Coach, Inc.*	3,507,526
123,080	Fortune Brands, Inc.	8,906,069
68,300	Harman International Industries, Inc.	5,034,393
115,100	Mattel, Inc.	2,191,504
320,800	Newell Rubbermaid, Inc.	8,302,304

		27,941,796

Consumer Services – 0.6%
159,700	Starbucks Corp.*	3,269,059

Diversified Financials – 5.8%
4,700	CME Group, Inc.	3,224,200
201,872	Discover Financial Services	3,044,230
28,400	Legg Mason, Inc.	2,077,460
110,190	Moody’s Corp.	3,933,783
128,845	Morgan Stanley	6,842,958
414,730	The Charles Schwab Corp.	10,596,351

		29,718,982

Energy – 16.3%
172,338	Baker Hughes, Inc.	13,976,612
88,000	Hess Corp.	8,875,680
122,600	Occidental Petroleum Corp.	9,438,974
127,700	Quicksilver Resources, Inc.*(a)	7,609,643
118,340	Schlumberger Ltd.	11,641,106
172,420	Suncor Energy, Inc.	18,747,226
199,800	Weatherford International Ltd.*	13,706,280

		83,995,521

Food & Staples Retailing – 2.0%
111,000	Costco Wholesale Corp.	7,743,360
64,800	CVS/Caremark Corp.	2,575,800

		10,319,160

Food, Beverage & Tobacco – 2.0%
133,600	PepsiCo, Inc.	10,140,240

Health Care Equipment & Services – 3.2%
131,900	Baxter International, Inc.	7,656,795
212,200	St. Jude Medical, Inc.*	8,623,808

		16,280,603

Household & Personal Products – 1.0%
69,700	Procter & Gamble Co.	5,117,374

Media – 4.4%
150,100	Comcast Corp. Class A*	2,740,826
79,111	Lamar Advertising Co. Class A(a)	3,802,866
130,300	National CineMedia, Inc.	3,284,863
172,025	The McGraw-Hill Companies, Inc.	7,536,415
121,774	Viacom, Inc. Class B*	5,348,314

		22,713,284

Pharmaceuticals, Biotechnology & Life Sciences – 11.0%
130,734	Amylin Pharmaceuticals, Inc.*(a)	4,837,158
46,012	Celgene Corp.*	2,126,214
86,390	Charles River Laboratories International, Inc.*	5,684,462
92,200	Genentech, Inc.*	6,183,854
133,253	Gilead Sciences, Inc.*	6,130,971
107,400	Johnson & Johnson	7,163,580
192,600	Merck & Co., Inc.	11,191,986
91,200	Teva Pharmaceutical Industries Ltd. ADR	4,238,976
160,800	Thermo Fisher Scientific, Inc.*	9,274,944

		56,832,145

Real Estate – 1.3%
315,400	CB Richard Ellis Group, Inc. Class A*	6,796,870

Retailing – 3.3%
29,500	Amazon.Com, Inc.*	2,732,880
84,500	J.C. Penney Co., Inc.	3,717,155
471,340	Lowe’s Companies, Inc.	10,661,711

		17,111,746

Semiconductors & Semiconductor Equipment – 3.3%
349,100	Intel Corp.	9,307,006
250,379	Linear Technology Corp.(a)	7,969,564

		17,276,570

Software & Services – 17.6%
223,300	Activision, Inc.*	6,632,011
152,640	Cognizant Technology Solutions Corp. Class A*	5,180,602
162,125	Electronic Arts, Inc.*	9,469,721
20,800	Equinix, Inc.*	2,102,256
75,500	Fiserv, Inc.*	4,189,495
71,100	Global Payments, Inc.	3,307,572
25,610	Google, Inc. Class A*	17,708,803
103,500	Iron Mountain, Inc.*	3,831,570
597,068	Microsoft Corp.	21,255,621
500,991	Western Union Co.	12,164,061
212,674	Yahoo!, Inc.*	4,946,797

		90,788,509

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware & Equipment – 11.2%
54,500	Apple, Inc.*	$10,795,360
562,190	Cisco Systems, Inc.*	15,218,483
206,500	Dell, Inc.*	5,061,315
60,000	International Business Machines Corp.	6,486,000
271,791	QUALCOMM, Inc.	10,694,976
84,800	Research In Motion Ltd.*	9,616,320

		57,872,454

Telecommunication Services – 4.8%
283,990	American Tower Corp. Class A*	12,097,974
97,750	Crown Castle International Corp.*	4,066,400
220,000	MetroPCS Communications, Inc.*	4,279,000
321,600	Sprint Nextel Corp.	4,222,608

		24,665,982

TOTAL COMMON STOCKS
(Cost $464,410,808)		$513,785,636

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.5%
JPMorgan Chase Euro – Time Deposit
$2,370,505	3.964%	01/02/08	$2,370,505
(Cost $2,370,505)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $466,781,313)			$516,156,141

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 1.6%
Boston Global Investment Trust – Enhanced Portfolio
8,471,850	4.941%	$8,471,850
(Cost $8,471,850)

TOTAL INVESTMENTS – 101.8%
(Cost $475,253,163)		$524,627,991

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(9,110,340)

NET ASSETS – 100.0%		$515,517,651

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

Investment Abbreviation:
ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investment in securities, at value (identified cost $466,781,313)(a)	$516,156,141
Securities lending collateral, at value which equals cost	8,471,850
Receivables:
Dividends and interest	280,997
Fund shares sold	33,477
Securities lending income	3,789
Other assets	4,537

Total assets	524,950,791

Liabilities:
Payables:
Payable upon return of securities loaned	8,471,850
Fund shares repurchased	415,922
Amounts owed to affiliates	367,109
Accrued expenses	178,259

Total liabilities	9,433,140

Net Assets:
Paid-in capital	645,508,492
Accumulated undistributed net investment income	274,074
Accumulated net realized loss from investment and foreign currency related transactions	(179,639,743)
Net unrealized gain on investments	49,374,828

NET ASSETS	$515,517,651

Net Assets:
Institutional	$172,418,117
Service	343,099,534

Shares outstanding:
Institutional	13,547,642
Service	26,957,192

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	40,504,834

Net asset value, offering and redemption price per share:
Institutional	$12.73
Service	12.73

(a)	Includes loaned securities having a market value of $8,305,737.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends(a)	$5,440,990
Interest (including securities lending income of $44,985)	173,070

Total investment income	5,614,060

Expenses:
Management fees	4,052,108
Distribution and Service fees — Service Class	924,746
Printing fees	174,913
Transfer Agent fees(b)	162,903
Shareholder proxy meeting expense	128,555
Professional fees	72,000
Custody and accounting fees	59,704
Trustee fees	15,970
Other	13,247

Total expenses	5,604,146

Less — expense reductions	(581,357)

Net expenses	5,022,789

NET INVESTMENT INCOME	591,271

Realized and unrealized gain (loss) on investment and foreign currency related transactions:
Net realized gain (loss) from:
Investment transactions — (including commissions recaptured of $82,719)	52,755,218
Foreign currency related transactions	(114)
Net change in unrealized gain (loss) on:
Investments	(1,044,515)
Translation of assets and liabilities denominated in foreign currencies	117

Net realized and unrealized gain on investment and foreign currency transactions	51,710,706

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,301,977

(a)	Foreign taxes withheld on dividends were $17,111.

(b)	Institutional and Service Class had Transfer Agent fees of $50,924 and $111,979, respectively.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

From operations:
Net investment income	$591,271	$290,206
Net realized gain from investment and foreign currency related transactions	52,755,104	71,843,720
Net change in unrealized loss on investments and translation of assets and liabilities denominated in foreign currencies	(1,044,398)	(40,384,661)

Net increase in net assets resulting from operations	52,301,977	31,749,265

Distributions to shareholders:
From net investment income
Institutional Shares	(316,363)	(204,339)
Service Shares*	(254,633)	(77,094)

Total distributions to shareholders	(570,996)	(281,433)

From share transactions:
Proceeds from sales of shares	15,692,854	13,879,656
Proceeds received in connection with merger	—	454,868,620
Reinvestment of dividends and distributions	570,996	281,433
Cost of shares repurchased	(104,879,500)	(116,148,847)

Net increase (decrease) in net assets resulting from share transactions	(88,615,650)	352,880,862

TOTAL INCREASE (DECREASE)	(36,884,669)	384,348,694

Net assets:
Beginning of year	552,402,320	168,053,626

End of year	$515,517,651	$552,402,320

Accumulated undistributed net investment income	$274,074	$11,801

*	Service Share Class commenced operation on January 9, 2006.

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from												Ratios assuming no
		investment operations												expense reductions
						Distributions to						Ratio of				Ratio of
	Net asset					shareholders			Net assets,	Ratio of		net investment		Ratio of		net investment
	value,	Net		Net realized	Total from	from net	Net asset		end of	net expenses		income to		total expenses		income (loss)		Portfolio
	beginning	investment		and unrealized	investment	investment	value, end	Total	year	to average		average		to average		to average		turnover
Year — Share Class	of year	income(a)		gain	operations	income	of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE YEARS ENDED DECEMBER 31,

2007 — Institutional	$11.58	$0.02	(g)	$1.15	$1.17	$(0.02)	$12.73	10.13%	$172,418	0.86	%(c)	0.18	%(c)(g)	0.86	%(c)	0.18	%(c)(g)	53%
2007 — Service	11.58	0.01	(g)	1.15	1.16	(0.01)	12.73	10.01	343,100	0.96	(c)	0.08	(c)(g)	1.11	(c)	(0.07	)(c)(g)	53

2006 — Institutional	10.68	0.01		0.90	0.91	(0.01)	11.58	8.56	165,877	0.84		0.12		0.85		0.11		70
2006 — Service(d)	11.03	—	(e)	0.55	0.55	— (e)	11.58	5.01	386,526	0.94	(f)	0.03	(f)	1.10	(f)	(0.13	)(f)	70

2005 — Institutional	10.39	0.02		0.29	0.31	(0.02)	10.68	2.94	168,054	0.90		0.15		0.90		0.15		35
2004 — Institutional	9.59	0.07		0.80	0.87	(0.07)	10.39	9.09	186,688	0.89		0.69		0.89		0.69		45
2003 — Institutional	7.77	0.03		1.81	1.84	(0.02)	9.59	23.74	179,694	1.02		0.38		1.43		(0.03)		16

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(d)	Service Share Class commenced operations on January 9, 2006.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.09% of average net assets.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements
December 31, 2007

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund” or “Capital Growth Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, substantially all of the assets, subject to liabilities, of the Select Growth Fund of the Allmerica Investment Trust (the “Allmerica Fund”) were reorganized into to the Capital Growth Fund in exchange for the Capital Growth Fund’s Service Shares. Holders of Shares of the Allmerica Fund received Service Shares of the Capital Growth Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Capital Growth Fund began to offer Service Shares. The exchange was a tax-free event to shareholders.
Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Segregation Transactions — The Fund may enter into certain derivative or other transactions to seek to increase total return. Futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

G. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2007

3. AGREEMENTS

A. Management Agreement — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to the annual percentage rate of the Fund’s average daily net assets.
For the year ended December 31, 2007, GSAM received a Management Fee at the following annual rate:

Contractual Management Rate
First	Next	Over	Effective
$1 billion	$1 billion	$2 billion	Rate

0.75%	0.68%	0.65%	0.75%

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service Fees for Service Shares so as not to exceed 0.10% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2007, Goldman Sachs waived approximately $554,700 in Distribution and Service Fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service shares.
Prior to July 2, 2007, this fee as a percentage of the average daily net assets was 0.04% for the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2007, GSAM did not make any reimbursements to the Fund.
In connection with the reorganization of the Allmerica Fund into the Fund, GSAM had contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Services Shares of the Fund to an annual rate of 1.00% until July 2007.
In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2007, transfer agent and custody fees were reduced by approximately $26,500 and $200, respectively.
At December 31, 2007, amounts owed to affiliates were approximately $329,000, $29,300 and $8,800 for Management, Distribution and Service, and Transfer Agent Fees, respectively.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2007 were $283,308,325 and $365,596,996, respectively. For the year ended December 31, 2007, Goldman Sachs earned approximately $5,000 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2007, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $1,254, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2007, BGA earned $5,085 in fees as securities lending agent.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Fund did not have any borrowings under the facility.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2007

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2007 was as follows:

	2006	2007

Distributions paid from:
Ordinary income	$281,433	$570,996

Total taxable distributions	$281,433	$570,996

As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward:(1)(2)
Expiring 2008	$(26,173,238)
Expiring 2009	(92,315,074)
Expiring 2010	(59,269,469)
Expiring 2011	(1,064,803)

Total capital loss carryforward	(178,822,584)

Unrealized gain — net	48,831,743

Total accumulated losses — net	$(129,990,841)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be limited under the Code.
(2)	During the year ended December 31, 2007, the Fund utilized $50,844,186 of capital losses.

At December 31, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$475,796,248

Gross unrealized gain	84,753,974
Gross unrealized loss	(35,922,231)

Net unrealized security gain	$48,831,743

The difference between book-basis and tax basis unrealized gains is attributable to wash sales and differences related to tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $242,112 from paid-in capital to accumulated undistributed net investment income $241,998 and accumulated net realized loss from investments. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in tax treatment of foreign currency transactions and taxable overdistributions.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

8. OTHER MATTERS

Merger and Reorganization — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free reorganization of the Allmerica Fund (“Acquired Fund”) by the Capital Growth Fund (“Survivor Fund”). Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the reorganization was completed on January 9, 2006, as of the close of business on January 6, 2006.
Pursuant to the Reorganization Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the Capital Growth Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of January 6, 2006

Capital Growth Fund Service Class/Allmerica Fund Service Class	41,239,222	$454,868,620	264,467,645

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation and capital loss carryforward. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate	Aggregate	Aggregate
	Net Assets	Net Assets	Net Assets	Acquired Fund’s	Acquired Fund’s
	before	before	immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	reorganization	reorganization	after reorganization	Appreciation	Carryforward

Capital Growth Fund/Allmerica Fund	$173,497,577	$454,868,620	$628,366,197	$74,244,861	$(286,851,099)

New Accounting Pronouncements — On September 15, 2006, the Financial Accounting Standards Board (“FASB”) released Statement Financial Accounting Standard No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements; however, additional disclosures will be required.
The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has received the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2007

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the year ended December 31, 2006, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

10. SUBSEQUENT EVENT

Effective January 1, 2008, Distribution and Service fee waivers for the Service Share class will be discontinued. Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year ended		For the Year ended
	December 31, 2007		December 31, 2006
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,205,590	$14,854,191	1,136,732	$12,592,496
Reinvestment of dividends and distributions	24,677	316,363	17,510	204,339
Shares repurchased	(2,008,140)	(24,680,410)	(2,570,726)	(28,428,053)

	(777,873)	(9,509,856)	(1,416,484)	(15,631,218)

Service Shares*
Shares sold	70,689	838,663	118,288	1,287,160
Shares issued in connection with merger	—	—	41,239,222	454,868,620
Reinvestment of dividend and distributions	19,862	254,633	6,606	77,094
Shares repurchased	(6,516,267)	(80,199,090)	(7,981,208)	(87,720,794)

	(6,425,716)	(79,105,794)	33,382,908	368,512,080

NET INCREASE (DECREASE)	(7,203,589)	$(88,615,650)	31,966,424	$352,880,862

*	Service Share Class commenced operations on January 9, 2006.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Variable Insurance Trust — Capital Growth Fund (the “Fund”), portfolio of the Goldman Sachs Variable Insurance Trust, at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of December 31, 2006 and for the period then ended and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2008

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2007

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/1/07	12/31/07		12/31/07*
Institutional
Actual	$1,000.00	$1,017.80		$4.37
Hypothetical 5% return	1,000.00	1,020.87	+	4.38

Service
Actual	1,000.00	1,017.50		4.88
Hypothetical 5% return	1,000.00	1,020.37	+	4.89

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 0.96% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies), and Goldman Sachs Trust consisted of 89 portfolios (of which 80 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
Length of
	Position(s) Held	Time
Name, Address and Age	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee and President	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free n umber (in the United States): 1-800-292-4726.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Variable Insurance Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel, and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund has accrued and paid its pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	620,783,093	0	15,536,351	0

John P. Coblentz, Jr.	620,832,628	0	15,486,816	0

Diana M. Daniels	620,979,985	0	15,339,459	0

Patrick T. Harker	621,209,304	0	15,110,140	0

Jessica Palmer	620,976,338	0	15,343,106	0

Alan A. Shuch	620,936,994	0	15,382,450	0

Richard P. Strubel	620,635,221	0	15,684,223	0

Kaysie P. Uniacke	620,941,738	0	15,377,706	0

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2007, 100% of the dividends paid from net investment company taxable income by the Capital Growth Fund qualifies for the dividends received deduction available to corporations.

25

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Capital Growth Fund.
Copyright 2008 Goldman, Sachs & Co. All rights reserved.
VITCGAR/08-4892-MF/02-08

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Mid Cap Value Fund

Annual Report
December 31, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Mid Cap Value Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Review

The U.S. equity markets finished the fiscal year in positive territory despite facing turbulent conditions in the second half of the reporting period. For the year, the S&P 500 Index returned 5.49%. A slowdown in credit and housing market fundamentals prompted the return of market volatility from historically low levels. Headlines in the equity markets focused on liquidity concerns and senior management changes at major financial institutions. On the economic front, the Federal Reserve Board responded to weakening market trends by cutting short-term interest rates in an effort to alleviate liquidity pressures in the financial system. Additionally, a weak U.S. dollar helped fuel investment returns overseas.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2007*

	% of
Company	Net Assets	Business

Hess Corp.	4.9%	Energy
The Williams Companies, Inc.	3.7	Energy
Range Resources Corp.	3.6	Energy
Entergy Corp.	2.9	Utilities
PPL Corp.	2.7	Utilities
Amphenol Corp. Class A	1.9	Technology Hardware & Equipment
SUPERVALU, Inc.	1.9	Food & Staples Retailing
DPL, Inc.	1.9	Utilities
Embarq Corp.	1.8	Telecommunication Services
Clorox Co.	1.7	Household & Personal Products

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the $Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period ended December 31, 2007, the Fund’s Institutional and Service Shares generated cumulative total returns of 3.20% and 3.16%, respectively. These returns compare to the -1.42% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the reporting period. The flight to quality exhibited in the summer of 2007 spilled into the later half of the year as investors favored stocks associated with high return-on-equity and return-on-assets. Additionally, the market was filled with “value traps,” as the cheapest stocks in the market sharply declined. Our attention to a company’s price and prospects contributed to the Fund’s success as we managed to avoid some of the weakest segments of the market. Stock selection was especially strong in Energy, Technology and Utilities. In contrast, our holdings in Services, Basic Materials and Insurance were negative contributors to performance during the reporting period.

In more credit-sensitive sectors, the Fund weathered this year’s increase in volatility with a continued focus on quality. Recognizing that many companies would be affected by woes in the credit market, we remained focused on well-capitalized companies with strong balance sheets, diversified businesses and conservative management teams. We had limited exposure to mortgage REITs, mortgage banks and direct subprime lenders. In addition, we reduced our exposure to weakening situations in several Homebuilding and Financial industries. We believe the Fund’s bank stocks are well diversified and focused on commercial, rather than residential, end markets.

Stock selection rather than sector positioning led to strong results versus the benchmark in 2007. Standouts during the year included long-term holdings such as Entergy Corp., which we believe to be a well-managed utility company, and Activision, Inc. which has benefited from robust end markets. Results were also aided by merger and acquisition activity as biotechnology company MedImmune was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered an undervalued company despite its robust pipeline of products.

Weakness in their portfolios impacted select Financials and Insurance holdings. Market uncertainty weighed on our investment in AMBAC Financial Group, Inc. and Bear Stearns. While we reduced our investment in AMBAC Financial Group, we sold our remaining stake in Bear Stearns before conditions deteriorated further. We also exited our position in Lennar, which experienced similar weakness due to persistent soft trends in housing fundamentals.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 15, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Mid Cap Value Fund invests primarily in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalizations of companies consisting of the Russell Midcap Value Index at the time of investment. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include time deposits and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary
December 31, 2007

The following graph shows the value as of December 31, 2007, of a $10,000 investment made on May 1, 1998 (commencement of operations) in the Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Class Shares will vary from Institutional Class Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Mid Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 1, 1998 through December 31, 2007.

Average Annual Total Return Through December 31, 2007	One Year	Five Years	Since Inception

Institutional Class (commenced May 1, 1998)	3.20%	16.92%	10.47%
Service Class (commenced January 9, 2006)	3.16%	n/a	8.02%

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2007

Shares	Description	Value

Common Stocks – 99.1%
Automobiles & Components – 2.4%
162,934	BorgWarner, Inc.	$7,887,635
813,862	Johnson Controls, Inc.	29,331,586
236,482	Tenneco, Inc.*	6,165,086

		43,384,307

Banks – 5.9%
374,435	Astoria Financial Corp.	8,713,103
260,000	Comerica, Inc.	11,317,800
284,605	Commerce Bancshares, Inc.	12,767,380
913,245	Hudson City Bancorp, Inc.	13,716,940
699,956	KeyCorp	16,413,968
314,753	M&T Bank Corp.	25,674,402
515,617	Webster Financial Corp.	16,484,276

		105,087,869

Capital Goods – 6.3%
86,653	Alliant Techsystems, Inc.*	9,857,645
89,400	Chicago Bridge & Iron Co. NV	5,403,336
205,763	Cooper Industries Ltd. Class A	10,880,747
192,584	Eaton Corp.	18,671,019
271,819	KBR, Inc.*	10,546,577
335,638	Lennox International, Inc.	13,902,126
299,300	Parker Hannifin Corp.	22,540,283
282,507	Rockwell Collins, Inc.	20,332,029

		112,133,762

Commercial Services & Supplies – 1.5%
1,844,544	Allied Waste Industries, Inc.*	20,326,875
195,600	Monster Worldwide, Inc.*	6,337,440

		26,664,315

Consumer Durables & Apparel – 3.1%
194,510	Fortune Brands, Inc.	14,074,743
138,990	KB HOME	3,002,184
579,500	Mattel, Inc.	11,033,680
1,034,094	Newell Rubbermaid, Inc.	26,762,353

		54,872,960

Consumer Services – 1.3%
160,292	Boyd Gaming Corp.	5,461,148
981,108	H&R Block, Inc.	18,219,176

		23,680,324

Diversified Financials – 3.1%
442,734	CIT Group, Inc.	10,638,898
141,055	Lazard Ltd. Class A	5,738,117
149,500	Legg Mason, Inc.	10,935,925
371,372	Northern Trust Corp.	28,439,668

		55,752,608

Energy – 13.9%
864,868	Hess Corp.	87,230,586
270,200	Oil States International, Inc.*	9,219,224
1,239,409	Range Resources Corp.	63,656,046
101,900	Smith International, Inc.	7,525,315
1,869,311	The Williams Companies, Inc.	66,883,948
241,929	W-H Energy Services, Inc.*	13,598,829

		248,113,948

Food & Staples Retailing – 2.6%
372,770	Safeway, Inc.	12,752,462
906,831	SUPERVALU, Inc.	34,024,299

		46,776,761

Food, Beverage & Tobacco – 3.2%
244,172	Campbell Soup Co.	8,724,266
314,044	Coca-Cola Enterprises, Inc.	8,174,565
704,324	ConAgra Foods, Inc.	16,755,868
98,700	General Mills, Inc.	5,625,900
93,158	Loews Corp.- Carolina Group	7,946,378
104,272	Reynolds American, Inc.	6,877,781
124,909	Smithfield Foods, Inc.*	3,612,368

		57,717,126

Health Care Equipment & Services – 2.8%
87,830	Coventry Health Care, Inc.*	5,203,928
325,684	Edwards Lifesciences Corp.*	14,978,207
94,805	Health Net, Inc.*	4,579,082
661,830	IMS Health, Inc.	15,248,563
117,546	Laboratory Corp. of America Holdings*	8,878,249

		48,888,029

Household & Personal Products – 1.7%
474,010	Clorox Co.	30,891,232

Insurance – 7.3%
302,020	AMBAC Financial Group, Inc.(a)	7,783,055
265,108	Assurant, Inc.	17,735,725
226,596	Everest Re Group Ltd.	22,750,238
196,700	Genworth Financial, Inc. Class A	5,006,015
208,897	PartnerRe Ltd.	17,240,269
223,572	Philadelphia Consolidated Holding Corp.*	8,797,558
154,483	RenaissanceRe Holdings Ltd.	9,306,056
143,700	Torchmark Corp.	8,698,161
589,517	Unum Corp.	14,024,610
288,286	W. R. Berkley Corp.	8,593,806
118,132	Willis Group Holdings Ltd.	4,485,472
111,557	XL Capital Ltd. Class A	5,612,433

		130,033,398

Materials – 7.0%
138,799	Airgas, Inc.	7,232,816
192,227	Albemarle Corp.	7,929,364
353,100	Celanese Corp. Series A	14,943,192
521,586	Commercial Metals Co.	15,360,708
150,589	Cytec Industries, Inc.	9,273,270
549,100	International Paper Co.	17,779,858
357,400	Nucor Corp.	21,165,228
251,900	Rockwood Holdings, Inc.*	8,368,118
160,000	Rohm & Haas Co.	8,491,200
143,300	Steel Dynamics, Inc.	8,536,381
49,935	United States Steel Corp.	6,037,641

		125,117,776

Media – 0.3%
4,485,471	Charter Communications, Inc. Class A*	5,248,001

Pharmaceuticals, Biotechnology & Life Sciences – 0.9%
616,946	PerkinElmer, Inc.	16,052,935

REIT – 5.5%
609,043	Apartment Investment & Management Co.(a)	21,152,063
267,122	Brandywine Realty Trust	4,789,498
105,500	Camden Property Trust	5,079,825
891,956	DCT Industrial Trust, Inc.	8,304,110
567,326	Highwoods Properties, Inc.	16,668,038
182,135	Liberty Property Trust	5,247,309

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
REIT – (continued)

175,050	Mack-Cali Realty Corp.	$5,951,700
487,218	Pennsylvania Real Estate Investment Trust	14,460,630
189,306	Vornado Realty Trust	16,649,463

		98,302,636

Retailing – 2.2%
616,700	IAC/InterActiveCorp*	16,601,564
359,520	J.C. Penney Co., Inc.	15,815,285
285,481	Ross Stores, Inc.	7,299,749

		39,716,598

Semiconductors & Semiconductor Equipment – 1.0%
438,362	Tessera Technologies, Inc.*	18,235,859

Software & Services – 1.4%
816,850	Activision, Inc.*	24,260,445

Technology Hardware & Equipment – 4.1%
741,889	Amphenol Corp. Class A(a)	34,401,393
331,500	Lexmark International, Inc. Class A*	11,556,090
679,900	Seagate Technology	17,337,450
642,977	Xerox Corp.	10,409,798

		73,704,731

Telecommunication Services – 3.5%
1,794,652	Cincinnati Bell, Inc.*(a)	8,524,597
643,311	Embarq Corp.	31,863,194
3,030,073	Qwest Communications International, Inc.*	21,240,812

		61,628,603

Transportation – 2.5%
245,399	J.B. Hunt Transport Services, Inc.	6,760,743
447,875	Landstar System, Inc.	18,877,931
52,037	Norfolk Southern Corp.	2,624,746
324,600	Ryder System, Inc.	15,259,446

		43,522,866

Utilities – 15.6%
361,490	American Electric Power Co., Inc.	16,830,974
337,645	CMS Energy Corp.	5,868,270
67,978	Constellation Energy Group, Inc.	6,969,784
1,117,704	DPL, Inc.	33,139,924
564,898	Edison International	30,148,606
433,974	Entergy Corp.	51,868,573
320,700	Equitable Resources, Inc.	17,086,896
350,770	FirstEnergy Corp.	25,374,702
596,948	PG&E Corp.	25,722,489

922,455	PPL Corp.	48,050,681
43,947	SCANA Corp.	1,852,366
327,144	Wisconsin Energy Corp.	15,935,184

		278,848,449

TOTAL COMMON STOCKS
(Cost $1,666,045,209)		$1,768,635,538

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.8%
JPMorgan Chase Euro – Time Deposit
$14,386,706	3.964%	01/02/08	$14,386,706
(Cost $14,386,706)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,680,431,915)			$1,783,022,244

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 1.3%
Boston Global Investment Trust – Enhanced Portfolio
22,218,500	4.941%	$22,218,500
(Cost $22,218,500)

TOTAL INVESTMENTS – 101.2%
(Cost $1,702,650,415)		$1,805,240,744

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(21,037,045)

NET ASSETS – 100.0%		$1,784,203,699

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

Investment Abbreviation:
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investment in securities, at value (identified cost $1,680,431,915)(a)	$1,783,022,244
Securities lending collateral, at value which equals cost	22,218,500
Cash	32,624
Receivables:
Dividends and interest	3,692,355
Investment securities sold	1,411,726
Fund shares sold	605,710
Securities lending income	28,121

Total assets	1,811,011,280

Liabilities:
Payables:
Payable upon return of securities loaned	22,218,500
Investment securities purchased	1,686,140
Fund shares repurchased	1,539,254
Amounts owed to affiliates	1,161,718
Accrued expenses	201,969

Total liabilities	26,807,581

Net Assets:
Paid-in capital	1,706,092,996
Accumulated undistributed net investment income	2,596,972
Accumulated net realized loss from investment transactions	(27,076,598)
Net unrealized gain on investments	102,590,329

NET ASSETS	$1,784,203,699

Net Assets:
Institutional	$1,559,013,345
Service	225,190,354

Shares outstanding:
Institutional	111,189,179
Service	16,054,725

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	127,243,904

Net asset value, offering and redemption price per share:
Institutional	$14.02
Service	14.03

(a)	Includes loaned securities having a market value of $21,711,156.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Year Ended December 31, 2007

Investment Income:
Dividends(a)	$32,756,223
Interest (including securities lending income of $108,180)	1,132,122

Total investment income	33,888,345

Expenses:
Management fees	15,754,554
Distribution and Service fees — Service Class	645,147
Transfer Agent fees(b)	599,415
Shareholder proxy meeting expense	328,836
Printing fees	161,393
Custody and accounting fees	160,474
Professional fees	74,000
Trustee fees	15,970
Other	42,469

Total expenses	17,782,258

Less — expense reductions	(483,667)

Net expenses	17,298,591

NET INVESTMENT INCOME	16,589,754

Realized and unrealized gain (loss) on investment transactions:
Net realized gain from investment transactions (including commissions recaptured of $262,825)	212,185,517
Net change in unrealized loss on investments	(159,644,495)

Net realized and unrealized gain on investment transactions	52,541,022

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,130,776

(a)	Foreign taxes withheld on dividends were $1,696.

(b)	Institutional and Service Class had Transfer Agent fees of $520,293 and $79,122, respectively.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

From operations:
Net investment income	$16,589,754	$14,687,979
Net realized gain from investment transactions	212,185,517	203,866,896
Net change in unrealized gain (loss) on investments	(159,644,495)	46,378,460

Net increase in net assets resulting from operations	69,130,776	264,933,335

Distributions to shareholders:
From net investment income
Institutional Shares	(12,560,085)	(15,146,501)
Service Shares*	(1,557,608)	(2,203,166)
From net realized gains
Institutional Shares	(232,422,728)	(166,862,249)
Service Shares*	(33,694,519)	(27,376,549)

Total distributions to shareholders	(280,234,940)	(211,588,465)

From share transactions:
Proceeds from sales of shares	125,541,601	296,268,653
Proceeds received in connection with merger	—	295,311,746
Reinvestment of dividends and distributions	280,234,940	211,588,415
Cost of shares repurchased	(358,267,798)	(339,528,744)

Net increase in net assets resulting from share transactions	47,508,743	463,640,070

TOTAL INCREASE (DECREASE)	(163,595,421)	516,984,940

Net assets
Beginning of year	1,947,799,120	1,430,814,180

End of year	$1,784,203,699	$1,947,799,120

Accumulated undistributed net investment income	$2,596,972	$238,792

*	Service Share Class commenced operations on January 9, 2006.

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from														Ratios assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of		Ratio of
	Net asset			realized					Net asset		Net assets	Ratio of		net investment		total		net investment
	value,	Net		and	Total from	From net	From net		value,		end of	net expenses		income		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		to average		turnover
Year—Share Class	of year	income(a)		gain	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE YEARS ENDED DECEMBER 31,
2007−Institutional	$16.09	$0.14(f	)	$0.39	$0.53	$(0.13)	$(2.47)	$(2.60)	$14.02	3.20%	$1,559,013	0.87	%(c)	0.85	%(f)	0.87	%(c)	0.85	%(f)	84%
2007−Service	16.09	0.12(f	)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97	(c)	0.75	(f)	1.12	(c)	0.60	(f)	84

2006−Institutional	15.53	0.13		2.39	2.52	(0.16)	(1.80)	(1.96)	16.09	16.16	1,673,896	0.86		0.80		0.87		0.79		57
2006−Service(d)	15.96	0.12		1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96	(e)	0.72	(e)	1.12	(e)	0.56	(e)	57

2005−Institutional	15.28	0.13		1.82	1.95	(0.10)	(1.60)	(1.70)	15.53	12.83	1,430,814	0.87		0.83		0.87		0.83		53
2004−Institutional	13.37	0.10		3.34	3.44	(0.09)	(1.44)	(1.53)	15.28	25.88	917,151	0.88		0.67		0.88		0.67		72
2003−Institutional	10.61	0.12		2.89	3.01	(0.11)	(0.14)	(0.25)	13.37	28.39	577,923	0.91		1.02		0.91		1.02		64

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(d)	Service Share Class commenced operations on January 9, 2006.
(e)	Annualized.
(f)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.06% of average net assets.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements
December 31, 2007

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund” or “Mid Cap Value Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, substantially all of the assets, subject to liabilities, of the Select Value Opportunity Fund of the Allmerica Investment Trust (the “Allmerica Fund”) were reorganized into the Mid Cap Value Fund in exchange for the Mid Cap Value Fund’s Service Shares. Holders of Shares of the Allmerica Fund received Service Shares of the Mid Cap Value Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Mid Cap Value Fund began to offer Service Shares. The exchange was a tax-free event to shareholders.
Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Segregation Transactions — The Fund may enter into certain derivative or other transactions to seek to increase total return. Futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

F. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

A. Management Agreement — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to the annual percentage rate of the Fund’s average daily net assets.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2007

3. AGREEMENTS (continued)

For the year ended December 31, 2007, GSAM received a Management Fee at the following annual rate:

Contractual Management Rate
First	Over	Effective
$2 billion	$2 billion	Rate

0.80%	0.72%	0.80%

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service Fees for Service Shares so as not to exceed 0.10% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2007, Goldman Sachs waived approximately $387,000 in Distribution and Service Fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.
Prior to July 2, 2007, this fee as a percentage of the average daily net assets was 0.04% for the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2007, GSAM made no reimbursements to the Fund.
In connection with the reorganization of the Allmerica Fund into the Fund, GSAM had contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Service Shares of the Fund to an annual rate of 0.99% until July 2007.
In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2007, custody and transfer agent fees were reduced by approximately $200 and $96,500, respectively.
At December 31, 2007, the amounts owed to affiliates were approximately $1,112,700, $19,000 and $30,000 for Management, Distribution and Service, and Transfer Agent Fees, respectively.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2007 were $1,633,765,434 and $1,823,713,410, respectively. For the year ended December 31, 2007, Goldman Sachs earned approximately $57,400 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2007, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $23,397, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2007, BGA earned $13,436 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2007 was $11,792,300.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Fund did not have any borrowings under the facility.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2007

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2007 was as follows:

	2006	2007

Distributions paid from:
Ordinary income	$53,520,805	$67,526,425
Net long-term capital gains	158,067,660	212,708,515

Total taxable distributions	$211,588,465	$280,234,940

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,298,772
Undistributed long-term capital gains	2,225,001

Total undistributed earnings	4,523,773

Timing differences (related to the post October loss deferral)	(26,052,059)
Unrealized gains — net	99,638,989

Total accumulated earnings — net	$78,110,703

At December 31, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,705,601,755

Gross unrealized gain	249,848,769
Gross unrealized loss	(150,209,780)

Net unrealized security gain	$99,638,989

The difference between book-basis and tax basis unrealized gains is attributable primarily to wash sales and differences in tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $113,881 and $21,407, respectively, from accumulated undistributed net investment income and paid-in capital to accumulated net realized loss on investments. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from dividend redesignations.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8. OTHER MATTERS

Merger and Reorganization — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free reorganization of the Allmerica Fund (“Acquired Fund”) by the Mid Cap Value Fund (“Survivor Fund”). Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the reorganization was completed on January 9, 2006, as of the close of business on January 6, 2006.
Pursuant to the Reorganization Agreement, the assets and liabilities of the Allmerica Fund Service Class were reorganized into the Mid Cap Value Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s Shares
	Exchanged Shares of	Value of Exchanged	Outstanding as of
Survivor/Acquired Fund	Survivor Issued	Shares	January 6, 2006

Mid Cap Value Fund Service
Class/Allmerica Fund Service Class	18,503,242	$295,311,746	179,590,581

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets Before	Assets Before	Assets immediately	Unrealized
Survivor/Acquired Fund	reorganization	reorganization	after reorganization	Appreciation

Mid Cap Value Fund/
Allmerica Fund	$1,475,213,407	$295,311,746	$1,770,525,153	$43,643,427

New Accounting Pronouncements — On September 15, 2006, the Financial Accounting Standards Board (“FASB”) released Statement Financial Accounting Standard No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements; however, additional disclosures will be required.
The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has received the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2007

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the year ended December 31, 2006, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	7,357,466	$124,362,206	17,306,248	$282,619,040
Reinvestment of dividends and distributions	17,350,057	244,982,821	11,255,950	182,008,711
Shares repurchased	(17,570,640)	(298,177,337)	(16,631,073)	(271,002,028)

	7,136,883	71,167,690	11,931,125	193,625,723

Service Shares*
Shares sold	71,832	1,179,395	846,677	13,649,613
Shares issued in connection with merger	—	—	18,503,242	295,311,746
Reinvestment of dividend and distributions	2,496,609	35,252,119	1,828,165	29,579,704
Shares repurchased	(3,536,467)	(60,090,461)	(4,155,333)	(68,526,716)

	(968,026)	(23,658,947)	17,022,751	270,014,347

NET INCREASE	6,168,857	$47,508,743	28,953,876	$463,640,070

*	Service Share Class commenced operations on January 9, 2006.

11. SUBSEQUENT EVENT

Effective January 1, 2008, Distribution and Service fee waivers for the Service Share class will be discontinued. Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

 18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Variable Insurance Trust — Mid Cap Value Fund (the “Fund”), portfolio of the Goldman Sachs Variable Insurance Trust, at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of December 31, 2006 and for the period then ended and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2008

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2007

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
	Beginning	Ending		for the
	Account Value	Account Value		6 months
Share Class	7/1/07	12/31/07		ended 12/31/07*
Institutional
Actual	$1,000.00	$938.70		$4.30
Hypothetical 5% return	1,000.00	1,020.77	+	4.48

Service
Actual	1,000.00	938.80		4.79
Hypothetical 5% return	1,000.00	1,020.27	+	4.99

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.88% and 0.98% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex[1] .
				101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies), and Goldman Sachs Trust consisted of 89 portfolios ( of which 80 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee and President	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Variable Insurance Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel, and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund has accrued and paid its pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	620,783,093	0	15,536,351	0

John P. Coblentz, Jr.	620,832,628	0	15,486,816	0

Diana M. Daniels	620,979,985	0	15,339,459	0

Patrick T. Harker	621,209,304	0	15,110,140	0

Jessica Palmer	620,976,338	0	15,343,106	0

Alan A. Shuch	620,936,994	0	15,382,450	0

Richard P. Strubel	620,635,221	0	15,684,223	0

Kaysie P. Uniacke	620,941,738	0	15,377,706	0

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2007, 38.29% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualifies for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $212,708,515 or the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2007.

 24

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Mid Cap Value Fund.
Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITMIDCAPAR/08-4995-MF/02-08

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Strategic International Equity Fund

Annual Report
December 31, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Strategic International Equity Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Overview

The international equity markets began 2007 strongly, despite experiencing increased volatility when the markets experienced a correction in February. During the first half of the year, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index returned 11.09%. However, heightened credit market concerns and tightening liquidity hit the equity markets globally in July. The credit markets deteriorated significantly as concerns over subprime mortgages, which had initially been contained to the U.S., began to spread to more conventional loans and to the international markets, resulting in a re-pricing of risk globally. The VIX Volatility Index, which measures stock market volatility, reached a four-year high by mid-August and volatility continued through the remainder of the year. All major equity markets suffered significant setbacks in the fourth quarter of 2007 as investor confidence continued to be hurt by the fallout from the turmoil in the credit markets. In addition, there were worries that the U.S. may go into recession, impacting economic and profit growth globally. Increasing expectations that losses related to subprime mortgages would grow, combined with record oil and commodity prices, also weighed on investor sentiment. Despite giving back some earlier gains during the fourth quarter, the MSCI EAFE Index returned 11.63% in 2007.

Investment Objective

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2007*

	% of
Holding	Net Assets	Line of Business	Country

Sun Hung Kai Properties Ltd.	3.3	Real Estate	Hong Kong
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.3	Semiconductors & Semiconductor Equipment	Taiwan
UniCredito Italiano SpA	3.1	Banks	Italy
Tesco PLC	2.8	Food & Staples Retailing	United Kingdom
Aegon NV	2.8	Insurance	Netherlands
Roche Holding AG	2.7	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
InBev NV	2.7	Food, Beverage & Tobacco	Belgium
Vodafone Group PLC	2.7	Telecommunication Services	United Kingdom
Merck KGaA	2.7	Pharmaceuticals, Biotechnology & Life Sciences	Germany
BHP Billiton Ltd.	2.6	Materials	Australia

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the one-year period ended December 31, 2007, the Fund’s Institutional and Service Shares generated cumulative total returns of 7.88% and 7.86%, respectively. These returns compare to the 11.63% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), over the same time period.

While the Fund produced positive performance during the reporting period, it lagged its benchmark. This was primarily the result of stock selection. Two of the largest detractors from the Fund’s performance were Financial stocks Xinhua Finance and Sumitomo Mitsui Financial Group. In addition, weak stock selection within the Materials sector was a negative contributor to performance.

Xinhua Finance, a Hong Kong-based indices, ratings and financial news provider to the Chinese financial services industry, was the Fund’s largest detractor from performance during the period. Its shares fell due to a shareholder lawsuit that claimed the company had failed to disclose material information regarding its initial public stock offering in March 2007. The lawsuit also stated that the company’s former Chief Financial Officer had worked for a firm accused by the National Association of Securities Dealers (“NASD”, currently known as Financial Industry Regulatory Authority, “FINRA”) of violating U.S. securities regulations. We sold the stock and invested the proceeds in other opportunities that we believe offered better risk/reward tradeoffs.

Sumitomo Mitsui Financial Group, a Japanese financial services group, also detracted from performance. Its shares were negatively impacted by an ongoing Financial Services Authority (“FSA”) review and investors’ fears that this would hurt the company’s sales. The FSA is a regulator of all financial services providers. The company’s shares had initially reacted well to the Bank of Japan’s interest rate hike in February 2007, which improved the outlook for Japanese banks’ earnings in general. However, its shares began to fall in March 2007, due to concerns that Japanese banks may have difficulty raising corporate loan lending rates as previously expected. These concerns were driven by low demand and an overall deterioration in consumer finance. As a result of the change in the stock’s risk/reward profile, we sold the position and invested in other more compelling investment opportunities.

Within the Materials sector, Japan’s JFE Holdings, Inc., the world’s third largest steel maker, detracted from performance after announcing disappointing second quarter earnings. Its profits declined as a result of significantly higher freight charges and higher costs for raw materials, including nickel, iron ore and manganese. While this could continue to be a near-term issue, demand for high quality steel remains strong. We believe JFE Holdings is enjoying improving fundamentals and its investor-focused free cash flow strategy makes it unique among Japanese corporations. Therefore, we continue to hold the stock. Elsewhere, BHP Billiton, Ltd., an Australian diversified commodities group, detracted from performance after making a $120 billion takeover proposal for rival Rio Tinto, the world’s third largest mining company. The all-equity bid was rejected by Rio Tinto’s management, but BHP Billiton’s shares subsequently weakened following their strong run earlier in year. We

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

continue to believe BHP Billiton can benefit from the current commodity cycle that is characterized by over-demand and under-supply. Given the emerging markets’ need for steel and energy, we value BHP Billiton’s pricing power in iron ore and coal and the stability of its petroleum division.

Several holdings in the Financial sector were positive contributors to performance, including Garanti Bank, Indiabulls Financial Services Ltd., Sun Hung Kai Properties Ltd., Invesco PLC and Banco Comercial Portugues. In addition, the Fund’s relative performance benefited significantly as we did not own any of the Financial stocks that were most impacted by the credit crunch and ensuing liquidity crisis.

Garanti Bank, Turkey’s third-largest publicly traded bank, performed strongly throughout the year due to signals from Turkey’s central bank that it may cut interest rates, which would boost lending and drive economic growth. Record domestic growth and growth in the home-mortgage market also encouraged a positive outlook for Turkish banks. We took advantage of the share price appreciation and sold out of the position.

Indiabulls Financials Services, a leading Indian securities company that is partly owned by Citigroup, rallied towards the end of the year. This occurred as it announced that it would be entering into a joint venture with MMTC India to set up a commodity exchange. This helped to raise the earnings outlook for the firm.

The Fund’s positions in Hong Kong property developer Sun Hung Kai Properties and UK asset manager Invesco performed well in recent months. Sun Hung Kai Properties benefited from the cut in U.S. interest rates. Invesco’s shares rallied after the company moved its primary listing from the UK to the U.S., where asset management firms trade at a significant premium to their UK peers.

Banco Comercial Portugues, a Portuguese commercial and investment banking services provider, was also a leading contributor to performance. Its share price had been depressed when we initiated a position in the stock as a result of the company’s pending bid for smaller domestic rival BPI. However, as we expected, Banco Comercial Portugues’ shares rallied strongly in May after the bid was rejected by BPI’s key shareholders. As a result of the failed takeover attempt, there was then speculation that Banco Comercial Portugues itself may be an attractive takeover target. Following the stock’s very strong performance, we believed that the share price reflected the fundamental value of the bank, and we exited our position.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs International Equity Portfolio Management Team

January 16, 2008

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2007

The following graph shows the value, as of December 31, 2007, of a $10,000 investment made on January 12, 1998 (commencement of operations) in the Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Class Shares will vary from Institutional Class Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 12, 1998 through December 31, 2007.

	One Year	Five Years	Since Inception

Average Annual Total Return Through December 31, 2007

Institutional Class (commenced January 12, 1998)	7.88%	18.15%	7.25%
Service Class (commenced January 9, 2006)	7.86%	n/a	11.86%

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2007

Shares	Description	Value

Common Stocks – 97.0%
Australia – 4.6%
269,872	BHP Billiton Ltd. (Materials)	$9,434,216
110,618	Macquarie Group Ltd.(a) (Diversified Financials)	7,401,164

		16,835,380

Belgium – 2.7%
118,017	InBev NV (Food, Beverage & Tobacco)	9,810,853

Cyprus – 2.1%
409,740	Bank of Cyprus Public Co. Ltd. (Banks)	7,407,014

France – 8.1%
97,356	Carrefour SA (Food & Staples Retailing)	7,577,489
57,282	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	3,454,343
30,225	Lafarge SA (Materials)	5,488,480
61,227	Renault SA (Automobiles & Components)	8,683,360
51,134	Technip SA (Energy)	4,067,262

		29,270,934

Germany – 11.9%
55,837	Bilfinger & Berger AG (Capital Goods)	4,269,842
254,400	Deutsche Telekom AG (Telecommunication Services)	5,599,187
74,904	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	9,687,140
79,827	Rheinmetall AG (Capital Goods)	6,342,673
160,366	SAP AG (Software & Services)	8,254,566
56,866	Siemens AG (Registered) (Capital Goods)	9,041,822

		43,195,230

Hong Kong – 5.5%
444,500	China Mobile Ltd. (Telecommunication Services)	7,740,746
578,000	Sun Hung Kai Properties Ltd.(b) (Real Estate)	12,140,055

		19,880,801

India – 1.2%
174,747	Indiabulls Financial Services Ltd. GDR (Registered S) (Diversified Financials)	4,193,928

Italy – 3.1%
1,347,971	UniCredito Italiano SpA (Banks)	11,087,596

Japan – 14.1%
609,000	Asahi Glass Co. Ltd.(a) (Capital Goods)	8,054,263
114,300	JFE Holdings, Inc. (Materials)	5,731,480
227,000	Mitsubishi Estate Co. Ltd. (Real Estate)	5,408,263
472,100	Nomura Holdings, Inc. (Diversified Financials)	7,909,969

267,500	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	7,771,526
565,300	Sumitomo Electric Industries Ltd. (Capital Goods)	8,915,650
123,400	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,209,133

		51,000,284

Luxembourg – 0.9%
30,050	Millicom International Cellular SA SDR*(a) (Telecommunication Services)	3,418,134

Mexico – 1.5%
160,717	Wal-Mart de Mexico SAB de CV ADR (Food & Staples Retailing)	5,528,665

Netherlands – 4.9%
576,240	Aegon NV (Insurance)	10,163,906
95,765	Akzo Nobel NV (Materials)	7,709,277

		17,873,183

Norway – 4.2%
258,914	Aker Kvaerner ASA (Energy)	6,833,397
379,547	Prosafe ASA (Energy)	6,566,369
45,721	Schibsted ASA (Media)	1,973,506

		15,373,272

Russia – 4.1%
134,603	OAO Gazprom ADR (Energy)	7,578,149
397	Sberbank RF GDR (Banks)	215,341
13,193	Sberbank RF GDR* (Registered S) (Banks)	7,156,154

		14,949,644

Singapore – 2.5%
634,000	DBS Group Holdings Ltd. (Banks)	8,998,350

South Korea – 0.9%
36,060	LG Chem Ltd.* (Materials)	3,411,106

Spain – 1.7%
221,475	Indra Sistemas SA (Software & Services)	6,006,340

Sweden – 0.7%
269,546	TeliaSonera AB (Telecommunication Services)	2,518,254

Switzerland – 2.7%
57,216	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	9,890,688

Taiwan – 3.3%
1,212,034	Taiwan Semiconductor Manufacturing Co. Ltd. ADR(c) (Semiconductors & Semiconductor Equipment)	12,071,859

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – 16.3%
77,500	Anglo American PLC (Materials)	$4,704,350
1,367,057	BT Group PLC (Telecommunication Services)	7,384,908
223,981	Invesco PLC (Diversified Financials)	7,028,508
1,865,661	Old Mutual PLC (Insurance)	6,215,895
493,509	Prudential PLC (Insurance)	6,948,994
298,039	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	6,853,294
1,080,279	Tesco PLC (Food & Staples Retailing)	10,276,178
2,592,893	Vodafone Group PLC (Telecommunication Services)	9,733,495

		59,145,622

TOTAL COMMON STOCKS
(Cost $350,682,049)		$351,867,137

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 4.2%
JPMorgan Chase Euro – Time Deposit
$15,235,286	3.964%	01/02/08	$15,235,286
(Cost $15,235,286)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $365,917,335)			$367,102,423

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 4.0%
Boston Global Investment Trust – Enhanced Portfolio
14,490,400	4.941%	$14,490,400
(Cost $14,490,400)

TOTAL INVESTMENTS – 105.2%
(Cost $380,407,735)		$381,592,823

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%		(18,906,821)

NET ASSETS – 100.0%		$362,686,002

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $12,140,055, which represents approximately 3.3% of net assets as of December 31, 2007.

(c)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

Investment Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
SDR — Special Drawing Rights

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
December 31, 2007

As a % of
Net Assets

Investments Industry Classifications†
Automobiles & Components	2.4%
Banks	9.6
Capital Goods	10.1
Diversified Financials	7.3
Energy	6.9
Food & Staples Retailing	8.6
Food, Beverage & Tobacco	2.7
Insurance	6.4
Materials	10.1
Media	0.6
Pharmaceuticals, Biotechnology & Life Sciences	10.2
Real Estate	4.9
Semiconductors & Semiconductor Equipment	3.3
Short-term Investments #	8.2
Software & Services	3.9
Telecommunication Services	10.0

TOTAL INVESTMENTS	105.2%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2007, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

Dow Jones Euro STOXX 50 Index	113	March 2008	$7,327,137	$144,190

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND(a)

Statement of Assets and Liabilities

December 31, 2007

Assets:

Investment in securities, at fair value (identified cost $365,917,335)(b)	$367,102,423
Securities lending collateral, at value which equals cost	14,490,400
Foreign currency, at value (identified cost $1,511,106)	1,202,130
Receivables:
Dividends and interest, at value	438,602
Due from Custodian	217,847
Foreign tax reclaims, at value	127,164
Fund shares sold	37,992
Investment securities sold, at value	29,038
Securities lending income	25,082
Other assets	3,094

Total assets	383,673,772

Liabilities:

Payables:
Payable upon return of securities loaned	14,490,400
Investment securities purchased, at value	5,798,341
Amounts owed to affiliates	315,577
Fund shares repurchased	191,060
Due to broker — variation margin	1,778
Accrued expenses	190,614

Total liabilities	20,987,770

Net Assets:

Paid-in capital	356,273,358
Accumulated undistributed net investment income	594,775
Accumulated net realized gain on investment, futures and foreign currency related transactions	4,523,519
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	1,294,350

NET ASSETS	$362,686,002

Net Assets:
Institutional	$136,784,756
Service	225,901,246

Shares outstanding:
Institutional	9,941,088
Service	16,416,861

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	26,357,949

Net asset value, offering and redemption price per share:
Institutional	$13.76
Service	13.76

(a)	Effective April 30, 2007, the International Equity Fund changed its name to the Strategic International Equity Fund.

(b)	Includes loaned securities having a market value of $13,780,828.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND(a)

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends(b)	$8,488,947
Interest (including securities lending income of $436,815)	798,186

Total investment income	9,287,133

Expenses:
Management fees	3,751,769
Distribution and Service fees — Service Class	610,581
Printing fees	163,068
Custody and accounting fees	158,033
Transfer Agent fees(c)	113,240
Professional fees	75,325
Shareholder proxy meeting expense	70,037
Trustee fees	15,970
Registration fees	1,243
Other	12,730

Total expenses	4,971,996

Less — expense reductions	(580,194)

Net expenses	4,391,802

NET INVESTMENT INCOME	4,895,331

Realized and unrealized gain (loss) on investments, futures and foreign currency transactions:
Net realized gain (loss) from:
Investment transactions	69,886,576
Futures transactions	(532,626)
Foreign currency related transactions	(77,655)
Net change in unrealized gain (loss) on:
Investments	(45,402,541)
Futures	144,190
Translation of assets and liabilities denominated in foreign currencies	(43,412)

Net realized and unrealized gain on investments, futures and foreign currency transactions	23,974,532

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,869,863

(a)	Effective April 30, 2007, the International Equity Fund changed its name to the Strategic International Equity Fund.

(b)	Foreign taxes withheld on dividends were $944,591.

(c)	Institutional and Service Class had Transfer Agent fees of $39,109 and $74,131, respectively.

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND(a)

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

From operations:
Net investment income	$4,895,331	$6,263,847
Net realized gain from investment, futures and foreign currency related transactions	69,276,295	102,777,192
Net change in unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(45,301,763)	(49,052,597)

Net increase in net assets resulting from operations	28,869,863	59,988,442

Distributions to shareholders:
From net investment income
Institutional Shares	(1,823,709)	(1,941,306)
Service Shares(b)	(2,976,397)	(3,906,762)
From net realized gains
Institutional Shares	(14,340,235)	—
Service Shares(b)	(23,860,510)	—

Total distributions to shareholders	(43,000,851)	(5,848,068)

From share transactions:
Proceeds from sales of shares	13,917,078	9,861,496
Proceeds received in connection with merger	—	301,195,995
Reinvestments of dividends and distributions	43,000,851	5,848,063
Cost of shares repurchased	(68,147,262)	(93,816,913)

Net increase (decrease) in net assets resulting from share transactions	(11,229,333)	223,088,641

Payment from previous investment manager of merged fund	—	1,418,133

Net increase (decrease) in net assets resulting from capital transactions	(11,229,333)	224,506,774

TOTAL INCREASE (DECREASE)	(25,360,321)	278,647,148

Net assets:
Beginning of year	388,046,323	109,399,175

End of year	$362,686,002	$388,046,323

Accumulated undistributed net investment income	$594,775	$577,204

(a)	Effective April 30, 2007, the International Equity Fund changed its name to the Strategic International Equity Fund.

(b)	Service Share Class commenced operations on January 9, 2006.

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from															Ratios assuming no
		investment operations				Distributions to shareholders											expense reductions
			Net												Ratio of		Ratio of
	Net asset		realized				From		Net asset			Net assets,	Ratio of		net investment		total		Ratio of
	value,	Net	and		Total from	From net	net		value,			end of	net expenses		income to		expenses		net investment		Portfolio
	beginning	investment	unrealized		investment	investment	realized	Total	end of	Total		year	to average		average		to average		income (loss) to		turnover
Year - Share Class	of year	income(a)	gain		operations	income	gain	distributions	year	return(b)		(in 000s)	net assets		net assets		net assets		average net assets		rate

For the Years Ended December 31,

2007 - Institutional	$14.49	$0.20	$0.92		$1.12	$(0.21)	$(1.64)	(1.85)	$13.76	7.88%		$136,785	1.16	%(c)	1.30	%(c)	1.16	%(c)	1.30	%(c)	134%
2007 - Service	14.49	0.20	0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.86		225,901	1.18	(c)	1.30	(c)	1.41	(c)	1.07	(c)	134

2006 - Institutional	12.05	0.22	2.44	(d)	2.66	(0.22)	—	(0.22)	14.49	22.10	(e)	127,795	1.15		1.64		1.16		1.63		76
2006 - Service(f)	12.71	0.22	1.78	(d)	2.00	(0.22)	—	(0.22)	14.49	15.74	(e)	260,251	1.17	(g)	1.68	(g)	1.41	(g)	1.44	(g)	76

2005 - Institutional	10.62	0.09	1.38		1.47	(0.04)	—	(0.04)	12.05	13.70		109,399	1.20		0.81		1.36		0.66		56
2004 - Institutional	9.48	0.07	1.18		1.25	(0.11)	—	(0.11)	10.62	13.48		108,624	1.20		0.75		1.35		0.60		63
2003 - Institutional	7.25	0.04	2.53		2.57	(0.34)	—	(0.34)	9.48	35.49		106,792	1.37		0.49		2.60		(0.74)		49

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than a full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(d)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.
(e)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (d) above. If restated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.
(f)	Service Share Class commenced operations on January 9, 2006.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
December 31, 2007

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (formerly “Goldman Sachs International Equity Fund”) (the “Fund” or “Strategic International Equity Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, substantially all of the assets, subject to liabilities, of the Select International Equity Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were reorganized into the Strategic International Equity Fund in exchange for the Strategic International Equity Fund’s Service Shares. Holders of shares of the Allmerica Fund received Service Shares of the Strategic International Equity Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Strategic International Equity Fund began to offer Service Shares. The exchange was a tax-free event to shareholders.
Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.
Effective April 30, 2007, the Fund changed its name to the Goldman Sachs Strategic International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information, including, but not limited to, corporate actions or events, market disruptions or governmental actions.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund which are subject to such taxes.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

G. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

H. Segregation Transactions — The Fund may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

A. Management Agreement — Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAMI manages the Fund subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the year ended December 31, 2007, GSAMI received a Management fee on a contractual basis at the following annual rate:

Contractual Management Rate
Up to	Next	Over	Effective
$1 billion	$1 billion	$2 billion	Rate

1.00%	0.90%	0.86%	1.00%

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.02% of the Fund’s average daily net assets attributable to Service Shares. These waivers may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2007, Goldman Sachs waived approximately $561,700 in Distribution and Service fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such Transfer Agency services are calculated daily and payable monthly equal to an annual rate of 0.02% for the average daily net assets of the Institutional and Service Shares.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2007

3. AGREEMENTS (continued)

Prior to July 2, 2007, this fee as a percentage of the average daily net assets was 0.04% for the Institutional and Service Shares.

D. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification cost, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2007, GSAMI made no reimbursements to the Fund.
In connection with the reorganization of the Allmerica Fund into the Fund, GSAMI had contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Services Shares of the Fund to an annual rate of 1.22% until July 2007.
In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2007, custody and transfer agent fees were reduced by approximately $100 and $18,400, respectively.
At December 31, 2007, the amounts owed to affiliates were approximately $305,700, $3,800 and $6,200 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2007, were $496,211,474 and $555,643,045, respectively. For the year ended December 31, 2007, Goldman Sachs earned approximately $4,800 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2007 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $2,327, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2007, BGA earned $51,637 in fees as securities lending agent.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAMI or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2007 was as follows:

	2006	2007

Distributions paid from:
Ordinary income	$5,848,068	$4,800,106
Net long-term capital gains	—	38,200,745

Total taxable distributions	$5,848,068	$43,000,851

As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$9,255,397
Undistributed long-term capital gains	7,561,744

Total undistributed earnings	$16,817,141

Capital loss carryforward:(1)(2)

Expiring 2008	(2,072,911)
Expiring 2009	(2,072,911)
Expiring 2010	(6,928,702)
Expiring 2011	(609,034)

Total capital loss carryforward	$(11,683,558)

Unrealized gains — net	1,279,061

Total accumulated earnings — net	$6,412,644

(1)	Expiration occurs on December 31, of the year indicated. Due to fund mergers, utilization of these losses may be limited under the Code.

(2)	During the year ended December 31, 2007, the Fund utilized $14,735,560 of capital loss carryforwards.

At December 31, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$380,387,936

Gross unrealized gain	20,988,492
Gross unrealized loss	(19,783,605)

Net unrealized security gain	$1,204,887
Net unrealized gain on other investments	74,174

Net unrealized gain	$1,279,061

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2007

7. TAX INFORMATION (continued)

The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market on foreign currency contracts and differences in tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $77,654 from accumulated undistributed net investment income to accumulated net realized gain on investments. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in tax treatment of foreign currency transactions.

8. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free reorganization of the Allmerica Fund (“Acquired Fund”) by the Strategic International Equity Fund (“Survivor Fund”). Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the reorganization was completed on January 9, 2006, as of the close of business on January 6, 2006.
Pursuant to the Reorganization Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the Strategic International Equity Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of January 6,2006

Strategic International Equity Fund Service Class/Allmerica Fund Service Class	23,697,561	$301,195,995	208,893,793

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s	Acquired Fund’s
	Net Assets	Net Assets	immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	before reorganization	before reorganization	after reorganization	Appreciation	Carryforward

Strategic International Equity Fund/Allmerica Fund	$115,286,200	$301,195,995	$416,482,195	$74,115,402	$(86,962,722)

During the year ended December 31, 2006, Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (affiliates of the acquired fund) made voluntary contributions in the amounts of $437,534 and $980,599, respectively, to compensate for possible adverse effects of trading activity by certain contract holders on the Acquired Fund prior to the merger on January 9, 2006.

New Accounting Pronouncements — On September 15, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standard No. 157 “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAMI does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements; however, additional disclosures will be required.
The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the year ended December 31, 2006, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year ended		For the Year ended
	December 31, 2007		December 31, 2006
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	847,320	$12,896,119	638,762	$8,349,938
Reinvestment of dividends and distributions	1,186,780	16,163,939	134,439	1,941,303
Shares repurchased	(914,864)	(13,848,248)	(1,028,308)	(13,597,512)

	1,119,236	15,211,810	(255,107)	(3,306,271)

Service Shares*
Shares sold	68,040	1,020,959	118,203	1,511,558
Shares issued in connection with merger	—	—	23,697,561	301,195,995
Reinvestment of dividend and distributions	1,970,404	26,836,912	270,551	3,906,760
Shares repurchased	(3,587,107)	(54,299,014)	(6,120,791)	(80,219,401)

	(1,548,663)	(26,441,143)	17,965,524	226,394,912

NET INCREASE (DECREASE)	(429,427)	$(11,229,333)	17,710,417	$223,088,641

*	Service Share Class commenced operations on January 9, 2006.

11. SUBSEQUENT EVENT

Effective January 1, 2008, Distribution and Service fee waivers for the Service Share class will be discontinued. Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution service equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Variable Insurance Trust — Strategic International Equity Fund (formerly, Goldman Sachs International Equity Fund) (the “Fund”), portfolio of the Goldman Sachs Variable Insurance Trust, at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of December 31, 2006 and for the period then ended and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2008

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2007

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading ‘‘Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/1/07	12/31/07		12/31/07*
Institutional
Actual	$1,000.00	$1,012.50		$5.88
Hypothetical 5% return	1,000.00	1,019.36	+	5.90

Service
Actual	1,000.00	1,012.20		5.98
Hypothetical 5% return	1,000.00	1,019.26	+	6.01

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2007. Expenses are calculated by multiplying the net annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. Expense ratio for the most recent fiscal half year may differ from expense ratio based on one-year data in the financial highlights. The annualized expense ratios for the period were 1.16% and 1.18% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.
				101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies), and Goldman Sachs Variable Insurance Trust consisted of 89 portfolios (of which 80 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee and President	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Variable Insurance Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel, and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund has accrued and paid its pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	620,783,093	0	15,536,351	0

John P. Coblentz, Jr.	620,832,628	0	15,486,816	0

Diana M. Daniels	620,979,985	0	15,339,459	0

Patrick T. Harker	621,209,304	0	15,110,140	0

Jessica Palmer	620,976,338	0	15,343,106	0

Alan A. Shuch	620,936,994	0	15,382,450	0

Richard P. Strubel	620,635,221	0	15,684,223	0

Kaysie P. Uniacke	620,941,738	0	15,377,706	0

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Strategic International Fund designates $38,200,745, or the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2007.

For the 2007 tax year, the Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. From distributions paid during the year ended December 31, 2007, the total amount of income received by the Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.1579 per share, all of which is attributable to qualified passive income. The total amount of foreign taxes paid by the Fund was $0.0201 per share. The country-by-country components of these totals, reflected as a percentage of total distributions and foreign taxes paid, are provided below.

	Source of Income	Source of Foreign Taxes

Australia	3.10%	0.00%
Belgium	1.26%	3.98%
Brazil	2.65%	1.00%
France	3.28%	9.95%
Germany	2.06%	5.47%
Greece	1.17%	0.00%
Hong Kong	2.29%	0.00%
India	0.36%	0.00%
Israel	0.18%	0.00%
Italy	1.48%	4.48%
Japan	5.83%	8.46%
Korea	2.06%	2.99%
Netherlands	3.14%	9.45%
Norway	2.92%	1.00%
Portugal	1.30%	3.98%
Russia	0.45%	1.00%
Singapore	0.72%	0.00%
South Africa	0.63%	0.00%
Spain	8.35%	25.37%
Sweden	2.11%	6.47%
Switzerland	5.34%	16.40%
Taiwan	2.60%	0.00%
United Kingdom	17.59%	0.00%
United States	29.13%	0.00%

TOTAL	100.00%	100.00%

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Strategic International Equity Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITINLAR/08-4942.MF/02-08

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Growth Opportunities Fund
Equity Index Fund
Core Fixed Income Fund
Government Income Fund

Annual Report
December 31, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Growth Opportunities Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Review

The U.S. equity markets experienced increasing levels of volatility during the reporting period, and oil prices moved higher. Tighter credit standards and issues within the subprime mortgage market weighed on certain sectors, primarily financials. The Federal Reserve Board (the “Fed”) cut short-term interest rates several times towards the end of 2007 and warned that some inflation risk remains. While market uncertainty has recently increased, the Fed indicated that the economy shows signs of continued growth.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2007*

	% of
Company	Net Assets	Business

Activision, Inc.	2.6	Software & Services
Tessera Technologies, Inc.	2.4	Semiconductors & Semiconductor Equipment
St. Jude Medical, Inc.	2.4	Health Care Equipment & Services
Western Union Co.	2.4	Software & Services
Weatherford International Ltd.	2.3	Energy
Smith International, Inc.	2.3	Energy
C.R. Bard, Inc.	2.2	Health Care Equipment & Services
Charles River Laboratories International, Inc.	2.2	Software & Services
Newell Rubbermaid, Inc.	2.2	Consumer Durables & Apparel
Amphenol Corp. Class A	2.2	Technology Hardware & Equipment

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the 12-month period ended December 31, 2007, the Fund’s Service Shares generated a cumulative total return of 19.37%. This compares to the 11.43% cumulative total return on the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period.

During the reporting period, the Fund generated strong absolute and relative returns and outperformed its benchmark. Stock selection within the Technology and Producer Goods & Services sectors were positive contributors to performance while the Financials sector was the weakest performing area of the portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter (continued)

Activision, Inc. was the top contributor to performance during the one-year period. Activision benefited from strong sales of its popular games such as Guitar Hero 3 and Call of Duty 4. Both of these games are nearly sold out at retail stores. We continue to have conviction in Activision as the gaming cycle has started to take off and Activision should be well positioned with a strong franchise of new videogame titles.

A number of our holdings in the Energy sector, including Cameron International Corp., Smith International, Inc. and Weatherford International Ltd. ended the year with strong absolute returns and were positive contributors to performance. Shares of oilfield equipment maker Cameron International were driven by a near doubling in the company’s quarterly profit. Cameron’s strong results were partly due to its growing order backlog for deep-sea exploration products, which we believe should continue to add to earnings in the next several years. The oil services companies we own have continued to benefit from strong demand and pricing power, which have helped earnings grow substantially.

Amphenol Corp., a producer of cable products and fiber optic interconnect systems, was a strong contributor to performance in 2007. Amphenol reported solid third quarter results with healthy business across all geographic regions. The company also raised full-year guidance. In our view, Amphenol’s technology, abundant cash flow, ability to execute and competitive positioning in diverse markets should continue to make it an attractive position.

Several companies in the portfolio benefited from a variety of corporate activity such as the purchase of companies by private equity firms and other types of acquisitions. Within Healthcare, MedImmune was the top contributor to performance. During the second quarter AstraZeneca agreed to buy MedImmune for a significant premium. The bidding process was fairly competitive with at least four large pharmaceutical companies wanting to purchase the maker of FluMist.

The Financials sector was the weakest area of the portfolio during the year. Despite record quarterly sales volume and continued growth in card receivables, Discover Financial Services detracted from performance. The credit card company, which was spun off from Morgan Stanley at the end of June 2007, saw its shares decline after reporting that third-quarter profits fell, hurt by rising marketing expenses. Discover has been helped by an improving merchant network as a result of increased vendor acceptance of its cards as well as more spending on its branded cards. We believe that as an independent company, Discover will have a better opportunity to grow its business by boosting transaction volumes and the acceptance of the Discover card among retailers and other merchants.

Within the Retail space, Coach, Inc. was the largest individual detracting stock during the period. While two new handbag lines and higher sales of fall handbags helped in its fiscal first quarter, slower traffic in Coach’s U.S. stores has led to concerns that the company will report weak second fiscal quarter earnings. In our view, there are a number of initiatives that we believe should help Coach continue to gain market share in spite of the recent weakness. The company is expected to open 60 new stores within the next year and it has fragrance, jewelry and beauty lines in the pipeline. We believe these efforts, combined with management’s effective execution, should continue to drive future growth.

J.C. Penney, Inc. detracted from performance as the company posted a weak third quarter 2007 that was driven by slower sales growth and a lower outlook for the holiday season. Unseasonably warm weather in September and October led to decreased traffic in many J.C. Penney stores located in malls. As a result, inventory levels are higher than expected

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

and the company has had to cut prices. While this has put pressure on margins, J.C. Penney had a successful Black Friday (the day after Thanksgiving). Despite weaker sales, J.C. Penney took apparel share from every other department store and non-mall general apparel retailer with which it competes. The company also exhibited strength as it gained market share from competitors who have had recent product launches. J.C. Penney’s Ralph Lauren designed American Living product is expected to reach stores in February and will be the focal point of a new ad campaign. This will be the largest product launch in the company’s history. Promotional activity in the 2007 holiday season should help increase the company’s traffic growth. Lastly, J.C. Penney is refreshing its store base with new store openings.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Investment Team

January 16, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth Opportunities Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Growth Opportunities Fund invests in equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter (continued)

market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include time deposits and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2007

The following graph shows the value, as of December 31, 2007, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (“Russell Midcap Growth Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund. As a result of the reorganization as described on page 46, performance of the Fund prior to January 9, 2006 is not shown.

Growth Opportunities Fund’s Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 9, 2006 through December 31, 2007.

Average Annual Total Return from January 9, 2006 through December 31, 2007	One Year	Since Inception

Growth Opportunities Fund	19.37%	10.69%

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Equity Index Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Review

In sharp contrast to the first half of 2007 which brought a record high for the S&P 500 Index, the fourth quarter brought little in the way of seasonal cheer for the financial markets, and a challenging 2007 ended in a distinctly downbeat fashion. A difficult set of cross-currents kept U.S. investors on edge. Boosting market sentiment were additional cuts in short-term interest rates, solid earnings at several large growth companies and inflows of fresh capital from overseas investors. On the other hand, a steady stream of bad news from the housing market, a wave of huge write-downs at financial firms and a renewed surge in commodity prices were all much more troublesome. Lingering strains in the money markets and signs of softening employment conditions reinforced a sense of increasing recession risks. While defensive equities and energy stocks finished the year relatively strongly, shares tied to financial and consumer activity suffered an ignominious end to 2007. However, the S&P 500 Index returned 5.49% for the whole of 2007.

Investment Objective

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2007*

	% of
Company	Net Assets	Business

Exxon Mobil Corp.	3.9%	Energy
General Electric Co.	2.8	Capital Goods
Microsoft Corp.	2.2	Software & Services
AT&T, Inc.	1.9	Telecommunication Services
Procter & Gamble Co.	1.7	Household & Personal Products
Chevron Corp.	1.5	Energy
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Bank of America Corp.	1.4	Diversified Financials
Apple, Inc.	1.3	Technology Hardware & Equipment
Cisco Systems, Inc.	1.3	Technology Hardware & Equipment

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Review

Over the one-year period ended December 31, 2007, the Fund’s Service Shares generated a cumulative total return of 5.32%. This compares to the 5.49% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) (the “Index), over the same time period. As these returns indicate, the Fund’s performance was largely in line with that of its benchmark Index during the reporting period.

Financials were the leading negative story in 2007, as exposure to troubled mortgage investments and securitized income structures eroded balance sheets at banks and brokers. In addition, tightening credit standards dimmed business prospects for loan originators, which negatively impacted the sector. As a group, Financials were the weakest sector within the Index in 2007, returning −18.6%. From an industry perspective, banks within the Index returned −29.8% during the year, and brokerage provider E*Trade Financial Corp. was the worst performing stock in the Index. Its shares returned −84% in 2007 due to its holdings of troubled asset-backed securities. The Consumer Discretionary sector fared little better than Financials. Shares in casual dining firm Darden Restaurants, Inc. and electronics retailer Circuit City Stores, Inc. both dropped more than 30% in December alone due to grim business outlooks. The Consumer Discretionary sector was also weighed down by sharp declines in homebuilding stocks, and it finished the year with a −13.2% return.

On a more upbeat note, the Energy, Information Technology, Materials and Utilities sectors all generated positive returns for the year. Energy was easily the top Index sector in 2007, as it returned 34.4%. The Materials sector was the second-best performing sector during the year, returning 22.5%. Like the Utilities sector, Consumer Staples attracted investor interest as this sector tends to hold up well during periods of slowing economic growth.

We thank you for your investment and look forward to serving your investment needs in the future.

January 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Equity Index Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Equity Index Fund invests in a diversified portfolio of equity type securities and seeks to achieve investment results that correspond to the aggregate price and yield

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shareholder Letter (continued)

performance of a benchmark index that measures the investment returns of large capitalization stocks. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund’s performance may vary substantially from the performance of the benchmark it tracks (S&P 500 Index) as a result of share purchases and redemptions, transaction costs, expenses and other factors. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include time deposits and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2007

The following graph shows the value, as of December 31, 2007, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (“S&P 500 Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. As a result of the reorganization as described on page 46, performance of the Fund prior to January 9, 2006 is not shown.

Equity Index Fund’s Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 9, 2006 through December 31, 2007.

Average Annual Total Return from January 9, 2006 through December 31, 2007	One Year	Since Inception

Equity Index Fund	5.32%	8.78%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Core Fixed Income Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Review

The U.S. bond market was volatile in 2007, with yields moving lower across the Treasury yield curve. The yield curve steepened as two-year Treasury rates fell over 175 basis points in response to the Federal Reserve Board’s (the “Fed’s”) cumulative 100 basis points rate cut that brought the Federal Funds target rate to 4.25%. The 10-year Treasury fell 68 basis points, ending the reporting period at 4.02%. The Treasury rally mostly resulted from a global flight to quality in the second half of the year, when demand for U.S. Treasuries soared to the detriment of all other fixed income asset classes. Financial markets reacted to the subprime mortgage meltdown and subsequent global deleveraging, illiquidity and heightened risk aversion across several asset classes.

Yields moved higher in the first half of the year, as U.S. economic growth appeared to be rebounding, particularly in the second quarter of 2007, based on strengthening industrial data, a healthy job market and widespread economic strength outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone then changed dramatically going into the summer months. Volatility picked up significantly, and what had started out as a relatively isolated concern in the subprime market morphed into a larger credit and liquidity crisis.

The financial markets reacted poorly to the increased volatility, and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global deleveraging that ensued led to a severe re-pricing of assets across the risk spectrum, with many high quality sectors trading at discounts not supported by their fundamentals. Spreads widened across all markets, with the collateralized sectors being hit the hardest as market participants’ efforts to de-leverage put significant technical pressure on high quality mortgage and asset-backed security sectors. Within the corporate sector, financial issuers underperformed the most as they were disproportionately adversely impacted by developments in the subprime market and mounting liquidity concerns.

In an effort to prevent market turmoil from threatening economic growth, the Fed took several steps to inject liquidity into the market, culminating in a 50 basis point cut to the federal funds rate at its September 18th meeting. This was followed by an additional 25 basis point cut at each of its October 31st and December 11th meetings. Despite these cuts and additional forms of liquidity injections, market volatility has not subsided heading into 2008. With the housing market still in decline and signs of employment growth and economic strength waning, many in the market believe the Fed still has a ways to go to help infuse stability and balance into such a turbulent market.

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Review

Over the one-year period ended December 31, 2007, the Fund’s Service Shares generated a cumulative total return of 6.81%. This compares to the 6.97% cumulative total return on the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (with dividends reinvested), over the same time period.

The Fund slightly underperformed its benchmark over the reporting period. Among the key drivers of returns were our short duration strategy in the first half of the year (when rates rose) and our curve steepening positioning in the second half of the year (when shorter-term rates fell more than longer-term rates). At the cross-sector level, our underweight exposure to the residential mortgage and investment grade corporate sectors relative to the benchmark contributed to returns while our overweight exposure to the commercial mortgage sector detracted from performance, as all three sectors underperformed for the year. The most significant detractor from returns in 2007 was our security selection of AAA non-agency adjustable-rate mortgages, which underperformed due to subprime contagion.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Fixed Income Management Team

January 16, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Core Fixed Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and political

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter (continued)

developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

SECTOR ALLOCATION†

Percentage of Net Assets

† The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include time deposits, if any. “Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

1 “Federal Agencies” are mortgage backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

2 “Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2007

The following graph shows the value, as of December 31, 2007, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund. As a result of the reorganization as described on page 46, performance of the Fund prior to January 9, 2006 is not shown.

Core Fixed Income Fund’s Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 9, 2006 through December 31, 2007.

Average Annual Total Return from January 9, 2006 through December 31, 2007	One Year	Since Inception

Core Fixed Income Fund	6.81%	5.48%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Government Income Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Review

The U.S. bond market was volatile in 2007, with yields moving lower across the Treasury yield curve. The yield curve steepened as two-year Treasury rates fell over 175 basis points in response to the Federal Reserve Board’s (the “Fed’s”) cumulative 100 basis points rate cut that brought the Federal Funds target rate to 4.25%. The 10-year Treasury fell 68 basis points, ending the reporting period at 4.02%. The Treasury rally mostly resulted from a global flight to quality in the second half of the year, when demand for U.S. Treasuries soared to the detriment of all other fixed income asset classes. Financial markets reacted to the subprime mortgage meltdown and subsequent global deleveraging, illiquidity and heightened risk aversion across several asset classes.

Yields moved higher in the first half of the year, as U.S. economic growth appeared to be rebounding, particularly in the second quarter of 2007, based on strengthening industrial data, a healthy job market and widespread economic strength outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone then changed dramatically going into the summer months. Volatility picked up significantly, and what had started out as a relatively isolated concern in the subprime market morphed into a larger credit and liquidity crisis.

The financial markets reacted poorly to the increased volatility, and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global deleveraging that ensued led to a severe re-pricing of assets across the risk spectrum, with many high quality sectors trading at discounts not supported by their fundamentals. Spreads widened across all markets, with the collateralized sectors being hit the hardest as market participants’ efforts to de-leverage put significant technical pressure on high quality mortgage and asset-backed security. Sectors Within the corporate sector, financial issuers underperformed the most as they were disproportionately adversely impacted by developments in the subprime market and mounting liquidity concerns.

In an effort to prevent market turmoil from threatening economic growth, the Fed took several steps to inject liquidity into the market, culminating in a 50 basis point cut to Federal Funds rate at its September 18th meeting. This was followed by an additional 25 basis point cut at each of its October 31st and December 11th meetings. Despite these cuts and additional forms of liquidity injections, market volatility has not subsided heading into 2008. With the housing market still in decline and signs of employment growth and economic strength waning, many in the market believe the Fed still has a ways to go to help infuse stability and balance into such a turbulent market.

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Performance Review

Over the one-year period ended December 31, 2007, the Fund’s Service Shares generated a cumulative total return of 7.34%. This return compares to the 7.72% cumulative total return of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark over the reporting period. Among the key drivers of returns were our short duration strategy in the first half of the year (when rates rose) and our curve steepening positioning in the second half of the year (when shorter-term rates fell more than longer-term rates). At the cross-sector level, our underweight exposure to the residential mortgage sector relative to the benchmark contributed to returns while our overweight exposure to the commercial mortgage sector detracted, as both sectors underperformed for the year. The most significant detractor from returns in 2007 was our security selection of AAA non-agency adjustable-rate mortgages, which underperformed due to subprime contagion.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Fixed Income Management Team
January 16, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Government Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter (continued)

disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

SECTOR ALLOCATION†

Percentage of Net Assets

† The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include time deposits, if any. “Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
1 “Federal Agencies” are mortgage backed securities guaranteed by the GNMA, FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.
2 “Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Performance Summary

December 31, 2007

The following graph shows the value, as of December 31, 2007, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index (“Lehman Gov’t/MBS Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund. As a result of the reorganization as described on page 46, performance of the Fund prior to January 9, 2006 is not shown.

Government Income Fund’s Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 9, 2006 through December 31, 2007.

Average Annual Total Return from January 9, 2006 through December 31, 2007	One Year	Since Inception

Government Income Fund	7.34%	5.65%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2007

Shares	Description	Value

Common Stocks – 97.3%
Automobiles & Components – 1.9%
216,900	Gentex Corp.	$3,854,313

Banks – 0.5%
20,700	SVB Financial Group*	1,043,280

Capital Goods – 6.5%
30,500	Alliant Techsystems, Inc.*	3,469,680
3,300	First Solar, Inc.*	881,562
56,000	Kennametal, Inc.	2,120,160
11,490	Rockwell Automation, Inc.	792,350
34,900	Roper Industries, Inc.	2,182,646
40,500	W.W. Grainger, Inc.	3,544,560

		12,990,958

Consumer Durables & Apparel – 9.3%
127,800	Coach, Inc.*	3,908,124
57,910	Fortune Brands, Inc.	4,190,368
48,800	Harman International Industries, Inc.	3,597,048
133,900	Mattel, Inc.	2,549,456
167,200	Newell Rubbermaid, Inc.	4,327,136

		18,572,132

Consumer Services – 1.2%
64,700	Pinnacle Entertainment, Inc.*	1,524,332
19,850	Weight Watchers International, Inc.	896,823

		2,421,155

Diversified Financials – 5.7%
176,400	Discover Financial Services	2,660,112
28,000	HFF, Inc. Class A*	216,720
27,700	Legg Mason, Inc.	2,026,255
93,200	Moody’s Corp.	3,327,240
96,400	Raymond James Financial, Inc.	3,148,424

		11,378,751

Energy – 11.9%
71,900	Cameron International Corp.*	3,460,547
81,600	Continental Resources, Inc.*	2,132,208
40,700	Grant Prideco, Inc.*	2,259,257
32,800	Hess Corp.	3,308,208
58,400	Quicksilver Resources, Inc.*	3,480,056
62,600	Smith International, Inc.	4,623,010
67,610	Weatherford International Ltd.*	4,638,046

		23,901,332

Food, Beverage & Tobacco – 0.4%
17,500	Hansen Natural Corp.*	775,075

Health Care Equipment & Services – 5.8%
46,605	C.R. Bard, Inc.	4,418,154
71,900	Psychiatric Solutions, Inc.*	2,336,750
117,100	St. Jude Medical, Inc.*	4,758,944

		11,513,848

Household & Personal Products – 1.1%
28,700	Chattem, Inc.*(a)	2,167,998

Insurance – 2.7%
40,400	Aon Corp.	1,926,676
47,900	Principal Financial Group, Inc.	3,297,436
58,600	Security Capital Assurance Ltd.(a)	227,954

		5,452,066

Media – 3.3%
412,600	Entravision Communications Corp.*	3,230,658
41,900	Lamar Advertising Co. Class A(a)	2,014,133
53,000	National CineMedia, Inc.	1,336,130

		6,580,921

Pharmaceuticals, Biotechnology & Life Sciences – 6.3%
112,700	Amylin Pharmaceuticals, Inc.*	4,169,900
65,990	Charles River Laboratories International, Inc.*	4,342,142
72,320	Thermo Fisher Scientific, Inc.*	4,171,418

		12,683,460

Real Estate – 1.7%
161,100	CB Richard Ellis Group, Inc.*	3,471,705

Retailing – 6.9%
39,000	Advance Auto Parts, Inc.	1,481,610
67,300	J.C. Penney Co., Inc.	2,960,527
141,300	Netflix, Inc.*(a)	3,761,406
99,270	Urban Outfitters, Inc.*	2,706,100
114,500	Williams-Sonoma, Inc.(a)	2,965,550

		13,875,193

Semiconductors & Semiconductor Equipment – 5.2%
103,800	FormFactor, Inc.*	3,435,780
67,800	Linear Technology Corp.	2,158,074
114,700	Tessera Technologies, Inc.*	4,771,520

		10,365,374

Software & Services – 17.6%
177,466	Activision, Inc.*	5,270,740
21,100	Bankrate, Inc.*(a)	1,014,699
68,820	Cognizant Technology Solutions Corp. Class A*	2,335,751
68,500	Electronic Arts, Inc.*	4,001,085
20,300	Equinix, Inc.*	2,051,721
63,800	Fiserv, Inc.*	3,540,262
79,900	Global Payments, Inc.	3,716,948
92,800	Iron Mountain, Inc.*	3,435,456
71,900	NeuStar, Inc.*	2,062,092
27,100	Paychex, Inc.	981,562
32,800	Salesforce.com, Inc.*	2,056,232
195,700	Western Union Co.	4,751,596

		35,218,144

Technology Hardware & Equipment – 3.6%
92,920	Amphenol Corp.	4,308,700
106,411	Cogent, Inc.*(a)	1,186,483
67,100	Network Appliance, Inc.*	1,674,816

		7,169,999

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 4.6%
57,500	American Tower Corp.*	$2,449,500
75,400	Clearwire Corp.*(a)	1,033,734
71,000	Crown Castle International Corp.*	2,953,600
139,500	MetroPCS Communications, Inc.*	2,713,275

		9,150,109

Transportation – 1.1%
40,000	C.H. Robinson Worldwide, Inc.	2,164,800

TOTAL COMMON STOCKS
(Cost $178,971,654)		$194,750,613

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 3.0%
JPMorgan Chase Euro – Time Deposit
$6,032,643	3.964%	01/02/08	$6,032,643
(Cost $6,032,643)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $185,004,297)			$200,783,256

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 5.6%
Boston Global Investment Trust – Enhanced Portfolio
11,131,250	4.941%	$11,131,250
(Cost $11,131,250)

TOTAL INVESTMENTS – 105.9%
(Cost $196,135,547)		$211,914,506

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.9%)		(11,768,769)

NET ASSETS – 100.0%		$200,145,737

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2007

Shares	Description	Value

Common Stocks – 97.9%
Automobiles & Components – 0.5%
57,881	Ford Motor Co.*	$389,539
15,500	General Motors Corp.	385,795
6,500	Harley-Davidson, Inc.	303,615
16,400	Johnson Controls, Inc.	591,056
5,600	The Goodyear Tire & Rubber Co.*	158,032

		1,828,037

Banks – 3.7%
15,300	BB&T Corp.	469,251
4,150	Comerica, Inc.	180,650
5,400	Commerce Bancorp, Inc.	205,956
16,298	Countrywide Financial Corp.	145,704
27,100	Fannie Mae	1,083,458
14,805	Fifth Third Bancorp	372,050
3,400	First Horizon National Corp.(a)	61,710
18,300	Freddie Mac	623,481
14,300	Hudson City Bancorp, Inc.	214,786
9,949	Huntington Bancshares, Inc.	146,847
11,000	KeyCorp	257,950
2,000	M&T Bank Corp.	163,140
7,600	Marshall & Ilsley Corp.	201,248
2,000	MGIC Investment Corp.	44,860
17,300	National City Corp.	284,758
9,573	PNC Financial Services Group, Inc.	628,467
18,925	Regions Financial Corp.	447,576
10,585	Sovereign Bancorp, Inc.	120,669
9,800	SunTrust Banks, Inc.	612,402
9,300	Synovus Financial Corp.	223,944
47,980	U.S. Bancorp	1,522,885
54,827	Wachovia Corp.	2,085,071
24,340	Washington Mutual, Inc.	331,267
92,797	Wells Fargo & Co.	2,801,541
3,100	Zions Bancorp	144,739

		13,374,410

Capital Goods – 9.1%
19,739	3M Co.	1,664,392
17,759	Caterpillar, Inc.	1,288,593
5,000	Cooper Industries Ltd. Class A	264,400
2,900	Cummins, Inc.	369,373
6,800	Danaher Corp.	596,632
12,400	Deere & Co.	1,154,688
5,650	Dover Corp.	260,409
4,100	Eaton Corp.	397,495
21,700	Emerson Electric Co.	1,229,522
2,500	Fluor Corp.	364,300
11,106	General Dynamics Corp.	988,323
280,077	General Electric Co.	10,382,454
3,500	Goodrich Corp.	247,135
20,775	Honeywell International, Inc.	1,279,117
11,600	Illinois Tool Works, Inc.	621,064
7,400	Ingersoll-Rand Co. Ltd. Class A	343,878
5,000	ITT Corp.	330,200
3,400	Jacobs Engineering Group, Inc.*	325,074
3,500	L-3 Communications Holdings, Inc.	370,790
9,582	Lockheed Martin Corp.	1,008,601
10,200	Masco Corp.	220,422

9,292	Northrop Grumman Corp.	730,723
10,242	PACCAR, Inc.	557,984
3,500	Pall Corp.	141,120
4,563	Parker Hannifin Corp.	343,640
3,800	Precision Castparts Corp.	527,060
12,100	Raytheon Co.	734,470
4,300	Rockwell Automation, Inc.	296,528
4,660	Rockwell Collins, Inc.	335,380
2,800	Terex Corp.*	183,596
6,900	Textron, Inc.	491,970
21,623	The Boeing Co.	1,891,148
3,500	The Manitowoc Co., Inc.	170,905
4,676	Trane, Inc.	218,416
13,684	Tyco International Ltd.	542,571
27,374	United Technologies Corp.	2,095,206
1,828	W.W. Grainger, Inc.	159,987

		33,127,566

Commercial Services & Supplies – 0.5%
7,600	Allied Waste Industries, Inc.*	83,752
3,000	Avery Dennison Corp.	159,420
3,800	Cintas Corp.	127,756
3,550	Equifax, Inc.	129,078
3,600	Monster Worldwide, Inc.*	116,640
6,300	Pitney Bowes, Inc.	239,652
5,700	R.R. Donnelley & Sons Co.	215,118
4,700	Robert Half International, Inc.	127,088
14,435	Waste Management, Inc.	471,591

		1,670,095

Consumer Durables & Apparel – 1.0%
1,900	Black & Decker Corp.	132,335
2,700	Brunswick Corp.	46,035
3,600	Centex Corp.	90,936
10,400	Coach, Inc.*	318,032
7,100	D.R. Horton, Inc.	93,507
8,300	Eastman Kodak Co.	181,521
4,200	Fortune Brands, Inc.	303,912
1,600	Harman International Industries, Inc.	117,936
3,850	Hasbro, Inc.	98,483
2,300	Jones Apparel Group, Inc.	36,777
2,400	KB HOME	51,840
5,200	Leggett & Platt, Inc.	90,688
4,000	Lennar Corp. Class A	71,560
2,600	Liz Claiborne, Inc.	52,910
10,052	Mattel, Inc.	191,390
7,833	Newell Rubbermaid, Inc.	202,718
10,700	NIKE, Inc. Class B	687,368
1,600	Polo Ralph Lauren Corp.	98,864
5,900	Pulte Homes, Inc.	62,186
1,700	Snap-On, Inc.	82,008
2,400	The Stanley Works	116,352
2,500	VF Corp.	171,650
2,259	Whirlpool Corp.	184,402

		3,483,410

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)

Consumer Services – 1.5%
3,700	Apollo Group, Inc. Class A*	$259,555
12,000	Carnival Corp.	533,880
3,800	Darden Restaurants, Inc.	105,298
9,300	H&R Block, Inc.	172,701
5,090	Harrah’s Entertainment, Inc.	451,738
8,600	International Game Technology	377,798
8,400	Marriott International, Inc. Class A	287,112
32,888	McDonald’s Corp.	1,937,432
19,800	Starbucks Corp.*	405,306
5,500	Starwood Hotels & Resorts Worldwide, Inc.	242,165
2,500	Wendy’s International, Inc.	64,600
5,226	Wyndham Worldwide Corp.	123,125
14,340	Yum! Brands, Inc.	548,792

		5,509,502

Diversified Financials – 8.3%
5,300	American Capital Strategies Ltd.	174,688
32,620	American Express Co.	1,696,892
6,480	Ameriprise Financial, Inc.	357,113
122,789	Bank of America Corp.	5,066,274
31,615	Bank of New York Mellon Corp.	1,541,547
10,773	Capital One Financial Corp.	509,132
5,200	CIT Group, Inc.	124,956
138,705	Citigroup, Inc.	4,083,475
1,460	CME Group, Inc.	1,001,560
13,517	Discover Financial Services	203,836
12,000	E*Trade Financial Corp.*(a)	42,600
2,400	Federated Investors, Inc. Class B	98,784
4,530	Franklin Resources, Inc.	518,368
1,900	Intercontinental Exchange, Inc.*	365,750
4,300	Janus Capital Group, Inc.	141,255
92,902	JPMorgan Chase & Co.	4,055,172
3,700	Legg Mason, Inc.	270,655
14,700	Lehman Brothers Holdings, Inc.	961,968
4,600	Leucadia National Corp.	216,660
23,903	Merrill Lynch & Co., Inc.	1,283,113
6,200	Moody’s Corp.	221,340
29,334	Morgan Stanley	1,557,929
5,300	Northern Trust Corp.	405,874
7,300	NYSE Euronext	640,721
11,471	SLM Corp.	231,026
10,767	State Street Corp.	874,280
7,400	T. Rowe Price Group, Inc.	450,512
3,252	The Bear Stearns Companies, Inc.	286,989
27,200	The Charles Schwab Corp.	694,960
11,002	The Goldman Sachs Group, Inc.•	2,365,980

		30,443,409

Energy – 12.6%
12,858	Anadarko Petroleum Corp.	844,642
9,116	Apache Corp.	980,335
8,880	Baker Hughes, Inc.	720,168
8,300	BJ Services Co.	201,358
12,417	Chesapeake Energy Corp.	486,746
58,492	Chevron Corp.	5,459,058
44,397	ConocoPhillips	3,920,255

5,000	Consol Energy, Inc.	357,600
12,261	Devon Energy Corp.	1,090,126
19,530	El Paso Corp.	336,697
4,100	ENSCO International, Inc.	244,442
6,685	EOG Resources, Inc.	596,636
151,441	Exxon Mobil Corp.	14,188,507
24,744	Halliburton Co.	938,045
7,600	Hess Corp.	766,536
19,808	Marathon Oil Corp.	1,205,515
5,200	Murphy Oil Corp.	441,168
8,000	Nabors Industries Ltd.*	219,120
9,900	National Oilwell Varco, Inc.*	727,254
7,400	Noble Corp.	418,174
4,700	Noble Energy, Inc.	373,744
22,900	Occidental Petroleum Corp.	1,763,071
7,406	Peabody Energy Corp.	456,506
4,100	Range Resources Corp.	210,576
3,100	Rowan Companies, Inc.	122,326
33,080	Schlumberger Ltd.	3,254,080
5,500	Smith International, Inc.	406,175
17,806	Spectra Energy Corp.	459,751
3,300	Sunoco, Inc.	239,052
3,900	Tesoro Corp.	186,030
16,383	The Williams Companies, Inc.	586,184
8,818	Transocean, Inc.	1,262,297
15,413	Valero Energy Corp.	1,079,372
9,300	Weatherford International Ltd.*	637,980
13,500	XTO Energy, Inc.	693,360

		45,872,886

Food & Staples Retailing – 2.3%
12,112	Costco Wholesale Corp.	844,933
40,824	CVS/Caremark Corp.	1,622,754
12,300	Safeway, Inc.	420,783
5,973	SUPERVALU, Inc.	224,107
16,900	Sysco Corp.	527,449
18,724	The Kroger Co.	500,118
27,500	Walgreen Co.	1,047,200
65,602	Wal-Mart Stores, Inc.	3,118,063
3,700	Whole Foods Market, Inc.	150,960

		8,456,367

Food, Beverage & Tobacco – 5.2%
58,239	Altria Group, Inc.	4,401,704
20,143	Anheuser-Busch Companies, Inc.	1,054,285
17,749	Archer-Daniels-Midland Co.	824,086
2,200	Brown-Forman Corp. Class B	163,042
6,100	Campbell Soup Co.	217,953
7,900	Coca-Cola Enterprises, Inc.	205,637
13,800	ConAgra Foods, Inc.	328,302
5,600	Constellation Brands, Inc. Class A*	132,384
3,700	Dean Foods Co.	95,682
9,200	General Mills, Inc.	524,400
9,000	H.J. Heinz Co.	420,120
7,400	Kellogg Co.	387,982
42,819	Kraft Foods, Inc.	1,397,184
3,800	McCormick & Co., Inc.	144,058

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2007

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

3,800	Molson Coors Brewing Co. Class B	$196,156
3,900	Pepsi Bottling Group, Inc.	153,894
44,675	PepsiCo., Inc.	3,390,833
4,745	Reynolds American, Inc.	312,980
20,100	Sara Lee Corp.	322,806
55,290	The Coca-Cola Co.	3,393,147
4,600	The Hershey Co.	181,240
7,500	Tyson Foods, Inc. Class A	114,975
4,400	UST, Inc.	241,120
6,050	Wm. Wrigley Jr. Co.	354,228

		18,958,198

Health Care Equipment & Services – 4.1%
14,089	Aetna, Inc.	813,358
4,500	AmerisourceBergen Corp.	201,915
17,400	Baxter International, Inc.	1,010,070
6,700	Becton, Dickinson and Co.	559,986
37,106	Boston Scientific Corp.*	431,543
2,900	C.R. Bard, Inc.	274,920
10,232	Cardinal Health, Inc.	590,898
7,900	CIGNA Corp.	424,467
4,400	Coventry Health Care, Inc.*	260,700
13,684	Covidien Ltd.	606,064
7,100	Express Scripts, Inc.*	518,300
4,290	Hospira, Inc.*	182,925
4,700	Humana, Inc.*	353,957
5,240	IMS Health, Inc.	120,730
3,200	Laboratory Corp. of America Holdings*	241,696
7,914	McKesson Corp.	518,446
7,416	Medco Health Solutions, Inc.*	751,982
31,258	Medtronic, Inc.	1,571,340
3,781	Patterson Companies, Inc.*	128,365
4,400	Quest Diagnostics, Inc.	232,760
9,493	St. Jude Medical, Inc.*	385,796
6,600	Stryker Corp.	493,152
13,250	Tenet Healthcare Corp.*	67,310
35,869	UnitedHealth Group, Inc.	2,087,576
3,400	Varian Medical Systems, Inc.*	177,344
15,900	WellPoint, Inc.*	1,394,907
6,651	Zimmer Holdings, Inc.*	439,964

		14,840,471

Household & Personal Products – 2.5%
12,200	Avon Products, Inc.	482,266
3,900	Clorox Co.	254,163
14,186	Colgate-Palmolive Co.	1,105,941
11,740	Kimberly-Clark Corp.	814,052
85,985	Procter & Gamble Co.	6,313,019
3,300	The Estee Lauder Companies, Inc. Class A	143,913

		9,113,354

Insurance – 4.2%
9,215	ACE Ltd.	569,303
13,392	Aflac, Inc.	838,741
2,900	AMBAC Financial Group, Inc.	74,733
70,423	American International Group, Inc.	4,105,661
8,050	Aon Corp.	383,905

2,800	Assurant, Inc.	187,320
4,868	Cincinnati Financial Corp.	192,481
12,400	Genworth Financial, Inc.	315,580
8,600	Hartford Financial Services Group, Inc.	749,834
7,346	Lincoln National Corp.	427,684
5.500%	Loews Corp.	619,182
14,188	Marsh & McLennan Companies, Inc.	375,556
3,750	MBIA, Inc.	69,863
20,700	MetLife, Inc.	1,275,534
7,232	Principal Financial Group, Inc.	497,851
12,500	Prudential Financial, Inc.	1,163,000
2,550	SAFECO Corp.	141,984
15,638	The Allstate Corp.	816,773
10,500	The Chubb Corp.	573,090
18,900	The Progressive Corp.	362,124
17,690	The Travelers Companies, Inc.	951,722
2,600	Torchmark Corp.	157,378
10,218	Unum Group	243,086
4,900	XL Capital Ltd. Class A	246,519

		15,338,904

Materials – 3.3%
6,000	Air Products & Chemicals, Inc.	591,780
23,408	Alcoa, Inc.	855,562
2,751	Allegheny Technologies, Inc.	237,686
1,500	Ashland, Inc.	71,145
2,900	Ball Corp.	130,500
2,800	Bemis Co., Inc.	76,664
24,838	E.I. du Pont de Nemours & Co.	1,095,107
2,400	Eastman Chemical Co.	146,616
4,812	Ecolab, Inc.	246,423
10,655	Freeport-McMoRan Copper & Gold, Inc.	1,091,498
3,500	Hercules, Inc.	67,725
2,200	International Flavors & Fragrances, Inc.	105,886
12,059	International Paper Co.	390,470
5,298	MeadWestvaco Corp.	165,827
15,154	Monsanto Co.	1,692,550
12,688	Newmont Mining Corp.	619,555
7,900	Nucor Corp.	467,838
3,900	Pactiv Corp.*	103,857
4,500	PPG Industries, Inc.	316,035
8,700	Praxair, Inc.	771,777
3,475	Rohm & Haas Co.	184,418
4,716	Sealed Air Corp.	109,128
3,800	Sigma-Aldrich Corp.	207,480
26,413	The Dow Chemical Co.	1,041,200
2,500	Titanium Metals Corp.	66,125
3,220	United States Steel Corp.	389,330
2,700	Vulcan Materials Co.	213,543
5,692	Weyerhaeuser Co.	419,728

		11,875,453

Media – 2.8%
19,064	CBS Corp. Class B	519,494
14,024	Clear Channel Communications, Inc.	484,108
84,717	Comcast Corp. Class A*	1,546,932
2,500	E.W. Scripps Co. Class A	112,525

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

6,471	Gannett Co., Inc.	$252,369
1,100	Meredith Corp.	60,478
64,086	News Corp. Class A	1,313,122
9,200	Omnicom Group, Inc.	437,276
20,100	The DIRECTV Group, Inc.*	464,712
13,971	The Interpublic Group of Companies, Inc.*	113,305
9,196	The McGraw-Hill Companies, Inc.	402,877
4,200	The New York Times Co. Class A(a)	73,626
52,729	The Walt Disney Co.	1,702,092
160	The Washington Post Co. Class B	126,629
100,198	Time Warner, Inc.	1,654,269
18,124	Viacom, Inc. Class B*	796,006

		10,059,820

Pharmaceuticals, Biotechnology & Life Sciences – 7.7%
42,900	Abbott Laboratories	2,408,835
8,600	Allergan, Inc.	552,464
30,308	Amgen, Inc.*	1,407,504
4,400	Applera Corp. – Applied Biosystems Group	149,248
3,100	Barr Pharmaceuticals, Inc.*	164,610
8,285	Biogen Idec, Inc.*	471,582
54,938	Bristol-Myers Squibb Co.	1,456,956
10,700	Celgene Corp.*	494,447
27,500	Eli Lilly & Co.	1,468,225
8,900	Forest Laboratories, Inc.*	324,405
7,400	Genzyme Corp.*	550,856
25,800	Gilead Sciences, Inc.*	1,187,058
79,504	Johnson & Johnson	5,302,917
6,966	King Pharmaceuticals, Inc.*	71,332
60,179	Merck & Co., Inc.	3,497,002
1,500	Millipore Corp.*	109,770
7,500	Mylan Laboratories, Inc.	105,450
3,300	PerkinElmer, Inc.	85,866
189,831	Pfizer, Inc.	4,314,859
45,146	Schering-Plough Corp.	1,202,689
11,668	Thermo Fisher Scientific, Inc.*	673,010
2,700	Waters Corp.*	213,489
2,900	Watson Pharmaceuticals, Inc.*	78,706
37,400	Wyeth	1,652,706

		27,943,986

Real Estate – 1.0%
2,700	Apartment Investment & Management Co. (REIT)	93,771
2,100	AvalonBay Communities, Inc. (REIT)	197,694
3,327	Boston Properties, Inc. (REIT)	305,452
5,300	CB Richard Ellis Group, Inc. Class A*	114,215
3,400	Developers Diversified Realty Corp. (REIT)	130,186
7,800	Equity Residential (REIT)	284,466
7,000	General Growth Properties, Inc. (REIT)	288,260
14,300	Host Hotels & Resorts, Inc. (REIT)	243,672
7,200	Kimco Realty Corp. (REIT)	262,080
4,800	Plum Creek Timber Co., Inc. (REIT)	220,992
7,200	ProLogis (REIT)	456,336
3,500	Public Storage, Inc. (REIT)	256,935

6,200	Simon Property Group, Inc. (REIT)	538,532
3,800	Vornado Realty Trust (REIT)	334,210

		3,726,801

Retailing – 2.6%
2,377	Abercrombie & Fitch Co.	190,089
8,368	Amazon.com, Inc.*	775,211
3,972	AutoNation, Inc.*	62,202
1,300	AutoZone, Inc.*	155,883
7,472	Bed Bath & Beyond, Inc.*	219,602
9,850	Best Buy Co., Inc.	518,602
2,900	Big Lots, Inc.*	46,371
4,000	Circuit City Stores, Inc.	16,800
1,800	Dillards, Inc. Class A	33,804
5,900	Expedia, Inc.*	186,558
4,100	Family Dollar Stores, Inc.	78,843
4,400	GameStop Corp. Class A*	273,284
4,698	Genuine Parts Co.	217,517
5,300	IAC/InterActiveCorp*	142,676
6,200	J.C. Penney Co., Inc.	272,738
8,622	Kohl’s Corp.*	394,888
8,900	Limited Brands, Inc.	168,477
41,100	Lowe’s Companies, Inc.	929,682
11,834	Macy’s, Inc.	306,146
5,000	Nordstrom, Inc.	183,650
7,800	Office Depot, Inc.*	108,498
2,000	OfficeMax, Inc.	41,320
3,700	RadioShack Corp.	62,382
2,100	Sears Holdings Corp.*	214,305
19,397	Staples, Inc.	447,489
23,000	Target Corp.	1,150,000
12,650	The Gap, Inc.	269,192
46,794	The Home Depot, Inc.	1,260,630
2,900	The Sherwin-Williams Co.	168,316
12,500	The TJX Companies, Inc.	359,125
3,800	Tiffany & Co.	174,914

		9,429,194

Semiconductors & Semiconductor Equipment – 2.6%
15,900	Advanced Micro Devices, Inc.*(a)	119,250
9,100	Altera Corp.	175,812
8,800	Analog Devices, Inc.	278,960
38,200	Applied Materials, Inc.	678,432
12,950	Broadcom Corp. Class A*	338,513
161,539	Intel Corp.	4,306,630
5,025	KLA-Tencor Corp.	242,004
6,300	Linear Technology Corp.	200,529
21,000	LSI Logic Corp.*	111,510
6,300	MEMC Electronic Materials, Inc.*	557,487
6,300	Microchip Technology, Inc.	197,946
20,843	Micron Technology, Inc.*	151,112
6,500	National Semiconductor Corp.	147,160
3,265	Novellus Systems, Inc.*	90,016
15,050	NVIDIA Corp.*	512,001
5,000	Teradyne, Inc.*	51,700

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2007

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

38,658	Texas Instruments, Inc.	$1,291,177
8,000	Xilinx, Inc.	174,960

		9,625,199

Software & Services – 6.3%
15,700	Adobe Systems, Inc.*	670,861
2,900	Affiliated Computer Services, Inc. Class A*	130,790
4,500	Akamai Technologies, Inc.*	155,700
6,400	Autodesk, Inc.*	318,464
14,700	Automatic Data Processing, Inc.	654,591
5,700	BMC Software, Inc.*	203,148
10,904	CA, Inc.	272,055
5,100	Citrix Systems, Inc.*	193,851
7,900	Cognizant Technology Solutions Corp. Class A*	268,126
4,700	Computer Sciences Corp.*	232,509
7,300	Compuware Corp.*	64,824
4,000	Convergys Corp.*	65,840
31,600	eBay, Inc.*	1,048,804
8,600	Electronic Arts, Inc.*	502,326
14,182	Electronic Data Systems Corp.	293,993
4,700	Fidelity National Information Services, Inc.	195,473
4,750	Fiserv, Inc.*	263,577
6,389	Google, Inc. Class A*	4,417,866
9,400	Intuit, Inc.*	297,134
223,243	Microsoft Corp.	7,947,451
9,600	Novell, Inc.*	65,952
108,711	Oracle Corp.*	2,454,694
9,531	Paychex, Inc.	345,213
23,518	Symantec Corp.*	379,581
10,000	Unisys Corp.*	47,300
6,002	VeriSign, Inc.*	225,735
21,034	Western Union Co.	510,705
36,700	Yahoo!, Inc.*	853,642

		23,080,205

Technology Hardware & Equipment – 7.4%
10,924	Agilent Technologies, Inc.*	401,348
24,258	Apple, Inc.*	4,805,025
2,385	Ciena Corp.*	81,352
168,520	Cisco Systems, Inc.*	4,561,836
43,225	Corning, Inc.	1,036,968
62,100	Dell, Inc.*	1,522,071
58,409	EMC Corp.*	1,082,319
71,289	Hewlett-Packard Co.	3,598,669
38,325	International Business Machines Corp.	4,142,932
5,000	Jabil Circuit, Inc.	76,350
6,125	JDS Uniphase Corp.*	81,463
14,100	Juniper Networks, Inc.*	468,120
2,800	Lexmark International, Inc. Class A*	97,608
3,825	Molex, Inc.	104,422
62,835	Motorola, Inc.	1,007,873
10,000	Network Appliance, Inc.*	249,600
3,300	QLogic Corp.*	46,860
45,383	QUALCOMM, Inc.	1,785,821
6,200	SanDisk Corp.*	205,654
23,125	Sun Microsystems, Inc.*	419,256

12,400	Tellabs, Inc.*	81,096
5,300	Teradata Corp.*	145,273
13,898	Tyco Electronics Ltd.	516,033
26,200	Xerox Corp.	424,178

		26,942,127

Telecommunication Services – 3.5%
11,000	American Tower Corp. Class A*	468,600
167,942	AT&T, Inc.	6,979,669
3,300	CenturyTel, Inc.	136,818
9,900	Citizens Communications Co.	126,027
4,340	Embarq Corp.	214,960
43,463	Qwest Communications International, Inc.*	304,676
79,010	Sprint Nextel Corp.	1,037,401
79,930	Verizon Communications, Inc.	3,492,142
13,681	Windstream Corp.	178,127

		12,938,420

Transportation – 1.7%
8,222	Burlington Northern Santa Fe Corp.	684,317
4,700	C.H. Robinson Worldwide, Inc.	254,364
11,500	CSX Corp.	505,770
5,800	Expeditors International of Washington, Inc.	259,144
8,600	FedEx Corp.	766,862
10,600	Norfolk Southern Corp.	534,664
1,700	Ryder System, Inc.	79,917
21,118	Southwest Airlines Co.	257,640
7,200	Union Pacific Corp.	904,464
29,200	United Parcel Service, Inc. Class B	2,065,024

		6,312,166

Utilities – 3.5%
18,700	AES Corp.*	399,993
4,700	Allegheny Energy, Inc.	298,967
5,900	Ameren Corp.	319,839
11,140	American Electric Power Co., Inc.	518,678
8,698	CenterPoint Energy, Inc.	148,997
6,400	CMS Energy Corp.	111,232
7,600	Consolidated Edison, Inc.	371,260
4,950	Constellation Energy Group, Inc.	507,523
15,947	Dominion Resources, Inc.	756,685
4,700	DTE Energy Co.	206,612
34,913	Duke Energy Corp.	704,195
11,397	Dynegy, Inc. Class A*	81,375
8,869	Edison International	473,339
5,348	Entergy Corp.	639,193
18,181	Exelon Corp.	1,484,297
8,548	FirstEnergy Corp.	618,362
11,246	FPL Group, Inc.	762,254
2,031	Integrys Energy Group, Inc.	104,982
1,400	Nicor, Inc.	59,290
7,600	NiSource, Inc.	143,564
5,500	Pepco Holdings, Inc.	161,315
9,931	PG&E Corp.	427,927
2,700	Pinnacle West Capital Corp.	114,507
10,451	PPL Corp.	544,393

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

7,177	Progress Energy, Inc.	$347,582
7,000	Public Service Enterprise Group, Inc.	687,680
4,900	Questar Corp.	265,090
7,213	Sempra Energy	446,340
21,000	Southern Co.	813,750
6,200	TECO Energy, Inc.	106,702
11,810	Xcel Energy, Inc.	266,552

		12,892,475

TOTAL COMMON STOCKS
(Cost $258,284,668)		$356,842,455

		Expiration
Units	Description	Month	Value

Warrant* – 0.0%
Capital Goods – 0.0%
1,845	Raytheon Co.	06/11	$46,494
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Government Obligation – 0.2%
United States Treasury Bill†
$550,000	6.051%	03/06/08	$546,991
(Cost $544,081)

Short-Term Obligation – 1.6%
JPMorgan Chase Euro – Time Deposit
$5,843,829	3.964%	01/02/08	$5,843,829
(Cost 5,843,829)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $264,672,578)			$363,279,769

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 0.1%
Boston Global Investment Trust – Enhanced Portfolio
264,425	4.941%	$264,425
(Cost $264,425)

TOTAL INVESTMENTS – 99.8%
(Cost $264,937,003)		$363,544,194

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		743,856

NET ASSETS – 100.0%		$364,288,050

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

†	All or a portion of security is segregated for initial margin requirements on futures transactions.

•	Represents an affiliated issuer.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

Investment Abbreviation:
REIT—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2007, the following futures contracts were open:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Notional Value	Gain

S & P 500 E-mini	111	March 2008	$8,198,460	$110,473

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – 20.3%
Agriculture – 0.3%
Cargill, Inc.(a)
$675,000	6.000%	11/27/17	$673,458

Banks – 4.7%
ANZ Capital Trust(a)
500,000	4.484	12/31/49	491,984
Bank of America Corp.
375,000	5.750	12/01/17	376,309
Citigroup, Inc.
900,000	5.850	07/02/13	921,420
Greater Bay Bancorp Series B
500,000	5.250	03/31/08	500,443
ING Capital Funding Trust III(b)
250,000	8.439	12/29/49	266,316
JPMorgan Chase & Co.
500,000	6.000	01/15/18	508,692
JPMorgan Chase Bank NA
400,000	6.000	10/01/17	406,808
MUFG Capital Finance 1 Ltd.(b)
525,000	6.346	07/29/49	497,217
Nordea Bank Sweden AB(a)(b)
2,100,000	8.950	11/29/49	2,260,665
Popular North America, Inc.
1,425,000	5.650	04/15/09	1,421,782
Resona Bank Ltd.(a)(b)
1,250,000	5.850	09/29/49	1,162,065
Resona Preferred Global Securities Cayman Ltd.(a)(b)
325,000	7.191	12/29/49	322,477
Royal Bank of Scotland Group PLC(a)(b)
300,000	6.990	10/29/49	299,098
Royal Bank of Scotland Group PLC ADR
475,000	9.118	12/31/49	507,799
Santander Issuances SA(a)(b)
200,000	5.805	06/20/16	204,106
Tokai Preferred Capital Co. LLC(a)(b)
1,250,000	9.980	12/29/49	1,266,537
VTB Capital SA (Vneshtorgbank)(a)(b)
980,000	5.494	08/01/08	970,200
Wells Fargo & Co.
150,000	5.625	12/11/17	150,092

			12,534,010

Brokerage – 1.1%
Bear Stearns Companies, Inc.
500,000	6.400	10/02/17	482,987
Lehman Brothers Holdings, Inc.
550,000	5.375	10/17/12	765,308
550,000	6.200	09/26/14	564,508
Lehman Brothers Holdings Capital Trust V(b)
250,000	5.857	11/29/49	222,813
Merrill Lynch & Co., Inc.
325,000	6.400	08/28/17	330,186
Morgan Stanley
275,000	5.750	08/31/12	280,663
400,000	5.950	12/28/17	400,692

			3,047,157

Corporate Bonds – (continued)
Diversified Manufacturing – 0.1%
Tyco Electronics Group SA(a)
$225,000	6.000	10/01/12	$231,086

Diversified Media – 0.3%
News America, Inc.(a)
675,000	6.650	11/15/37	702,324

Electric – 2.6%
Arizona Public Service Co.
475,000	6.375	10/15/11	493,181
350,000	6.250	08/01/16	356,184
CenterPoint Energy, Inc. Series B
1,000,000	7.250	09/01/10	1,059,657
Commonwealth Edison Co.
250,000	5.875	02/01/33	233,338
300,000	5.900	03/15/36	280,041
MidAmerican Energy Holdings Co.
1,250,000	7.520	09/15/08	1,268,476
750,000	6.125	04/01/36	751,192
Pacific Gas & Electric Co.
1,800,000	6.050	03/01/34	1,785,277
Progress Energy, Inc.
200,000	5.625	01/15/16	199,256
350,000	7.000	10/30/31	379,419

			6,806,021

Energy – 0.8%
Canadian Natural Resources Ltd.
225,000	5.700	05/15/17	223,649
50,000	5.850	02/01/35	47,016
400,000	6.500	02/15/37	408,297
75,000	6.250	03/15/38	73,867
EnCana Corp.
625,000	6.500	02/01/38	645,713
Kerr McGee Corp.
550,000	6.950	07/01/24	585,639
Transocean, Inc.
200,000	6.800	03/15/38	204,070

			2,188,251

Entertainment – 0.1%
Time Warner Entertainment Co. LP
225,000	8.375	03/15/23	266,727

Environmental – 0.3%
Waste Management, Inc.
750,000	7.375	08/01/10	797,736

Financial Companies – 1.2%
American General Finance Corp.
275,000	5.900	09/15/12	278,168
Countrywide Home Loan, Inc.
175,000	6.250	04/15/09	135,625

GATX Financial Corp.
1,000,000	8.875	06/01/09	1,056,137
PHH Corp.
1,225,000	6.000	03/01/08	1,228,174

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Financial Companies – (continued)
Residential Capital LLC
$375,000	7.625%	11/21/08	$298,125
100,000	8.000	04/17/13	61,500

			3,057,729

Food & Beverage – 0.1%
Kraft Foods, Inc.
275,000	6.500	08/11/17	284,771

Food & Drug Retail – 0.3%
Marks & Spencer PLC(a)
300,000	6.250	12/01/17	295,929
400,000	7.125	12/01/37	388,424

			684,353

Healthcare – 0.3%
UnitedHealth Group, Inc.(a)
800,000	5.500	11/15/12	815,704

Life Insurance – 0.3%
American International Group, Inc.
125,000	6.250	03/15/37	111,797
Phoenix Life Insurance Co.(a)
450,000	7.150	12/15/34	490,597
Symetra Financial Corp. (a)(b)
325,000	8.300	10/15/37	319,954

			922,348

Media Cable – 1.5%
Comcast Cable Communications LLC
275,000	6.750	01/30/11	287,014
Comcast Corp.
625,000	6.450	03/15/37	633,827
Cox Communications, Inc.
1,750,000	4.625	01/15/10	1,736,515
Time Warner Cable, Inc.
1,000,000	5.400	07/02/12	1,002,010
Viacom, Inc.
300,000	5.750	04/30/11	303,182

			3,962,548

Pipelines – 1.1%
Boardwalk Pipelines LP
575,000	5.875	11/15/16	570,732
Energy Transfer Partners LP
275,000	5.650	08/01/12	273,399
725,000	5.950	02/01/15	717,431
Enterprise Products Operating LP Series B
450,000	5.600	10/15/14	445,391
325,000	5.000	03/01/15	308,391

ONEOK Partners LP
325,000	6.650	10/01/36	326,525
300,000	6.850	10/15/37	309,174

			2,951,043

Property/Casualty Insurance – 1.8%
AON Capital Trust A
500,000	8.205	01/01/27	532,125
Arch Capital Group Ltd.
475,000	7.350	05/01/34	515,241
Aspen Insurance Holdings Ltd.
350,000	6.000	08/15/14	358,242
Chubb Corp.(b)
525,000	6.375	03/29/37	508,600
Endurance Specialty Holdings Ltd.
375,000	6.150	10/15/15	367,088
Marsh & McClennan Companies, Inc.
600,000	5.150	09/15/10	604,071
Swiss Reinsurance Capital I LP(a)(b)
600,000	6.854	12/31/49	589,549
White Mountains Reinsurance Group Ltd.(a)
600,000	6.375	03/20/17	613,692
ZFS Finance USA Trust(a)(b)
675,000	5.875	05/09/32	621,999

			4,710,607

REITs – 0.6%
Highwoods Properties, Inc.
425,000	5.850	03/15/17	399,882
iStar Financial, Inc. Series B
1,300,000	5.700	03/01/14	1,088,497

			1,488,379

Retailers – 0.2%
CVS/Caremark Corp.
525,000	5.750	06/01/17	528,379

Technology – 0.2%
Fiserv, Inc.
475,000	6.125	11/20/12	483,455

Tobacco – 0.1%
Altria Group, Inc.
125,000	7.750	01/15/27	159,454

Wireless Telecommunications – 1.3%
America Movil SA De CV
1,000,000	5.500	03/01/14	990,530
New Cingular Wireless Services, Inc.
675,000	7.875	03/01/11	729,168
500,000	8.750	03/01/31	643,598
Nextel Communications, Inc. Series E
900,000	6.875	10/31/13	882,000
Sprint Capital Corp.
25,000	6.875	11/15/28	23,836

Telecom Italia Capital SA
300,000	4.875	10/01/10	298,825

			3,567,957

Wirelines Telecommunications – 1.1%
Deutsche Telekom International Finance BV
700,000	8.250	06/15/30	877,428
GTE Corp.
750,000	7.510	04/01/09	772,853

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Wirelines Telecommunications – (continued)
Telecom Italia Capital SA
$225,000	4.000%	01/15/10	$221,000
800,000	4.950	09/30/14	771,792
Telefonica Europe BV
300,000	7.750	09/15/10	320,397

			2,963,470

TOTAL CORPORATE BONDS
(Cost $58,681,209)			$53,826,967

Mortgage-Backed Obligations – 72.7%
Adjustable Rate FHLMC(b) – 2.1%
$2,227,776	4.846%	09/01/35	$2,225,958
3,408,052	4.739	10/01/35	3,375,082

			5,601,040

Adjustable Rate FNMA(b) – 3.3%
1,470,358	4.452	05/01/33	1,475,107
2,290,586	4.648	05/01/35	2,302,024
2,612,786	5.346	09/01/35	2,649,861
2,269,574	5.081	12/01/35	2,281,680

			8,708,672

Adjustable Rate Non-Agency(b) – 23.3%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
43,485	4.990	04/25/35	42,896
American Home Mortgage Assets Series 2007-1, Class A1
2,659,588	5.488	02/25/47	2,484,569
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
74,402	4.457	04/25/34	73,889
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
125,054	5.072	06/25/35	123,861
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
2,873,407	6.271	09/25/47	2,851,337
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
2,154,404	5.085	08/25/36	1,984,027
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
2,671,762	4.138	02/25/37	2,648,498
Countrywide Alternative Loan Trust Series 2005-38, Class A1
384,174	6.288	09/25/35	336,655
Countrywide Alternative Loan Trust Series 2005-59, Class 1A2A
870,011	5.329	11/20/35	792,704
Countrywide Alternative Loan Trust Series 2006-OA10, Class 4A1
2,052,244	5.055	08/25/46	1,936,146
Countrywide Alternative Loan Trust Series 2006-OA16, Class A2
3,858,685	5.055	10/25/46	3,719,269
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-52, Class A1
297,460	4.501	02/19/34	296,096
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-HYB6, Class A2
34,006	4.556	11/20/34	33,776
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-HYB4, Class 2A1
178,473	4.901	08/20/35	175,403
Downey Savings & Loan Association Mortgage Loan Trust
Series 2006-AR2, Class 2A1A
1,682,873	5.165	11/19/37	1,588,839
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
739,115	5.747	12/19/35	722,324
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
683,758	5.442	09/25/35	670,662
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
1,544,671	5.085	04/25/46	1,449,762
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
1,587,675	5.075	05/25/46	1,531,885
J.P. Morgan Mortgage Trust Series 2007-A1, Class 1A1
929,860	4.200	07/25/35	922,509
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
871,862	4.753	07/25/35	870,143
J.P. Morgan Mortgage Trust Series 2007-A1, Class 5A2
877,557	4.766	07/25/35	875,501
Lehman XS Trust Series 2007-16N, Class 2A2
988,521	5.912	09/25/47	951,142
Luminent Mortgage Trust Series 2006-2, Class A1A
1,530,066	5.065	02/25/46	1,445,092
Luminent Mortgage Trust Series 2006-5, Class A1A
698,428	5.055	07/25/36	658,805
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
835,764	5.638	12/25/46	813,300
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
3,000,000	5.134	12/25/35	2,988,061
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
1,184,574	5.788	01/25/46	1,131,205
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
2,985,362	6.548	11/25/37	2,957,374
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
793,296	5.185	09/25/35	787,443
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
78,212	4.380	05/25/34	77,206
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
35,223	5.250	09/25/34	34,781
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
127,522	5.450	11/25/34	126,676
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
2,990,316	6.725	08/25/47	2,913,317

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
$2,548,549	4.985%	07/25/36	$2,474,616
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
2,347,416	4.985	09/25/46	2,294,152
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2006-AR9, Class 2A
2,636,974	5.628	11/25/46	2,544,896
Washington Mutual Mortgage Pass-Through Certificates
Series 2004-AR3, Class A2
56,471	4.243	06/25/34	55,924
Washington Mutual Mortgage Pass-Through Certificates
Series 2005-AR10, Class 1A3
2,000,000	4.835	09/25/35	1,988,339
Washington Mutual Mortgage Pass-Through Certificates
Series 2006-AR11, Class 1A
2,791,427	5.748	09/25/46	2,592,938
Washington Mutual Mortgage Pass-Through Certificates
Series 2006-AR11, Class 3A1A
792,632	5.708	09/25/46	747,834
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-OA2, Class 1A
863,759	5.488	03/25/47	792,955
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
2,812,256	6.607	12/28/37	2,807,877
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
3,030,401	5.039	04/25/35	2,878,363
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
1,483,878	5.607	07/25/36	1,490,989

			61,684,036

Commercial Mortgage Backed Securities – 11.1%
Sequential Fixed Rate – 5.6%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4
1,500,000	5.414	09/10/47	1,510,404
Bear Stearns Commercial Mortgage Securities Series 1999-WF2, Class A2
2,576,453	7.080	07/15/31	2,623,700
Bear Stearns Commercial Mortgage Securities Series 2006-T24, Class A4
1,750,000	5.537	10/12/41	1,775,603
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,700,000	6.269	12/10/35	2,810,049
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP2, Class A4
1,500,000	4.738	07/15/42	1,455,795
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
2,000,000	5.156	02/15/31	1,993,485
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,700,000	4.740	11/13/36	2,656,178

			14,825,214

Adjustable Rate Non-Agency(b) – 5.5%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
3,000,000	5.181	09/10/47	3,008,488
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
3,000,000	5.333	11/10/45	3,037,820
Morgan Stanley Capital I Series 2006-T21, Class A4
3,500,000	5.162	10/12/52	3,489,242
Morgan Stanley Capital I Series 2007-T25, Class A3
2,000,000	5.514	11/12/49	2,023,905
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
3,000,000	5.210	10/15/44	3,019,999

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES			14,579,454

Collateralized Mortgage Obligations – 1.4%
Interest Only(a)(b)(c)(d) – 0.1%
FHLMC Series 2006-3167, Class XI
779,699	0.000	10/15/35	8,015
FNMA Series 2004-71, Class DI
620,587	0.000	04/25/34	26,553

			34,568

Planned Amortization Class – 1.1%
FNMA Series 2003-92, Class PD
3,000,000	4.500	03/25/17	2,980,684

Regular Floater(b) – 0.2%
FHLMC Series 2005-3038, Class XA
73,654	0.000	09/15/35	76,415
FHLMC Series 2006-3167, Class X
240,952	0.000	06/15/36	226,353
FHLMC Series 2007-3275, Class UF
92,433	0.000	02/15/37	101,609
FNMA Series 2006-81, Class LF
87,709	0.000	09/25/36	84,515
FNMA Series 2007-56, Class GY
93,928	0.000	06/25/37	90,761

			579,653

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			3,594,905

FHLMC – 8.6%
71,459	7.000	08/01/10	73,351
119	7.000	09/01/11	123
14,418	7.000	11/01/11	14,908
22,522	7.000	12/01/11	23,287
97,281	7.500	06/01/15	101,810
291,459	7.000	07/01/16	303,774
1,483,971	5.500	02/01/18	1,507,579

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$108,294	5.500%	04/01/18	$110,016
188,682	4.500	05/01/18	186,072
46,337	4.500	06/01/18	45,696
177,929	4.500	09/01/18	175,468
197,243	5.500	09/01/18	200,381
132,524	4.500	10/01/18	130,691
137,245	4.500	11/01/18	135,347
953,234	4.500	12/01/18	940,051
3,226,807	5.000	12/01/18	3,239,505
49,957	4.500	01/01/19	49,266
99,420	4.500	03/01/19	97,968
4,120,948	4.000	06/01/19	3,969,088
24,301	9.500	08/01/19	26,269
4,455,936	5.000	11/01/19	4,468,682
194,535	5.000	02/01/20	194,792
1,050	9.500	08/01/20	1,138
369,174	6.500	10/01/20	382,788
20,839	9.500	02/01/21	22,155
46,050	6.500	01/01/24	47,924
247,822	6.500	12/01/27	257,847
132,400	6.000	03/01/29	135,043
1,859	6.000	04/01/29	1,896
73,524	7.500	12/01/29	77,615
2,154	7.500	11/01/30	2,274
476,399	6.500	12/01/31	492,678
637,678	7.000	05/01/32	667,497
3,128	6.000	08/01/32	3,184
396,115	7.000	12/01/32	414,638
3,226,892	6.500	10/01/34	3,337,161
967,565	7.000	11/01/37	1,005,627

			22,843,589

FNMA – 22.0%
3,049	6.500	05/01/08	3,062
2,215	9.000	02/01/10	2,323
72,521	6.000	08/01/13	74,219
9,932	7.500	01/01/14	9,948
316,614	7.500	08/01/15	330,663
89,278	6.000	04/01/16	91,522
188,915	6.500	05/01/16	194,748
276,828	6.500	09/01/16	285,376
353,207	6.500	11/01/16	364,113
79,502	6.000	12/01/16	81,501
702,919	6.000	02/01/17	720,632
111,805	7.500	04/01/17	116,750
1,067,882	6.000	10/01/17	1,094,792
131,817	5.000	02/01/18	132,414
978,537	5.500	02/01/18	993,476
306,833	4.500	04/01/18	302,536
809,896	5.000	04/01/18	813,564
2,636,531	4.500	05/01/18	2,599,602
1,425,215	5.000	05/01/18	1,431,670
3,571,974	4.500	06/01/18	3,521,942
163,217	5.000	06/01/18	163,957
190,313	4.500	07/01/18	187,648
100,567	6.500	08/01/18	103,450
424,182	7.000	08/01/18	447,335
4,064,421	4.000	09/01/18	3,936,448
273,703	5.000	11/01/18	274,943
3,780,255	4.500	01/01/19	3,727,306
189,500	5.000	02/01/19	190,009
1,404,225	5.000	03/01/19	1,407,998
1,026,863	5.000	04/01/19	1,029,622
652,895	5.000	08/01/19	654,649
277,208	5.000	10/01/19	277,953
1,230,496	5.000	11/01/19	1,233,802
711	7.000	07/01/25	745
11,091	7.000	11/01/25	11,624
72,089	9.000	11/01/25	78,497
4,155	7.000	08/01/27	4,367
25,851	7.000	09/01/27	27,168
861	7.000	01/01/28	905
770,465	6.000	02/01/29	787,356
432,320	6.000	03/01/29	441,804
176,728	6.500	03/01/29	183,120
381,989	6.000	05/01/29	390,369
38,190	6.500	05/01/29	39,525
1,093,846	6.000	06/01/29	1,117,842
281,817	6.500	06/01/29	291,667
130,445	6.500	07/01/29	135,004
241,077	6.500	08/01/29	249,503
6,194	7.000	09/01/29	6,502
113,943	6.500	10/01/29	117,925
90,561	8.000	10/01/29	97,145
157,773	6.500	11/01/29	163,287
120,111	6.500	12/01/29	124,309
48,155	7.000	12/01/29	50,554
1,634	8.500	04/01/30	1,758
13,278	8.000	05/01/30	13,906
494	8.500	06/01/30	532
179,421	6.500	04/01/31	185,522
45,099	7.000	05/01/32	47,263
336,538	7.000	06/01/32	352,375
404,019	7.000	08/01/32	423,032
108,210	8.000	08/01/32	115,526
38,011	7.000	05/01/35	39,524
71,314	7.000	07/01/35	74,152
85,044	7.000	08/01/35	88,429
93,743	7.000	10/01/35	97,473
49,681	7.000	01/01/36	51,662
250,844	7.000	09/01/36	260,826
462,875	7.000	10/01/36	481,337
222,627	7.000	12/01/36	231,507
410,547	7.000	03/01/37	426,901
578,936	7.000	04/01/37	601,875
54,575	7.000	06/01/37	56,738
201,197	7.000	10/01/37	209,169
4,568,003	7.500	10/01/37	4,780,781
1,106,138	7.000	11/01/37	1,149,965
683,522	7.000	12/01/37	710,605
1,000,000	6.500	TBA-30yr(e)	1,027,812
15,000,000	7.000	TBA-30yr(e)	15,600,000

			58,147,861

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage Backed Obligations – (continued)
GNMA – 0.9%
$331	6.500%	09/15/08	$333
50,721	7.000	03/15/12	51,926
59,355	7.000	06/15/23	63,322
21,953	7.000	10/15/25	23,416
29,584	7.000	11/15/25	31,556
4,565	7.000	02/15/26	4,839
19,951	7.000	04/15/26	21,145
9,610	7.000	03/15/27	10,186
1,381	7.000	06/15/27	1,464
8,678	7.000	10/15/27	9,198
168,150	7.000	11/15/27	178,224
10,247	7.000	01/15/28	10,867
67,051	7.000	02/15/28	71,104
23,083	7.000	03/15/28	24,478
12,308	7.000	04/15/28	13,052
1,369	7.000	05/15/28	1,452
23,457	7.000	06/15/28	24,875
44,532	7.000	07/15/28	47,224
142,161	7.000	08/15/28	150,755
60,984	7.000	09/15/28	64,671
5,626	7.000	11/15/28	5,966
6,057	7.500	11/15/30	6,422
4,088	7.000	10/15/31	4,301
1,481	7.000	12/15/31	1,558
37,969	7.500	10/15/32	40,449
1,522,172	6.000	08/20/34	1,554,496

			2,417,279

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $192,829,113)			$192,402,050

Agency Debentures – 8.6%
Farmer Mac Guaranteed Notes Trust Series 2006-2(a)
4,400,000	5.500%	07/15/11	$4,659,904
FFCB
2,800,000	4.875	12/16/15	2,897,857
1,600,000	5.400	06/08/17	1,708,854
FHLB
1,800,000	4.000	12/30/11	1,792,919
5,000,000	4.750	11/14/14	5,145,796
FHLB†
2,490,000	4.875	12/14/12	2,585,211
FHLMC
1,700,000	5.125	11/17/17	1,776,793

Tennessee Valley Authority
2,000,000	5.375	04/01/56	2,159,794

TOTAL AGENCY DEBENTURES
(Cost $17,245,688)			$22,727,128

Asset-Backed Securities – 1.6%
Home Equity – 1.6%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)
$ 1,321,217	5.865%	10/25/37	$1,301,398
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)
350,000	6.115	10/25/37	333,375
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)
700,000	6.315	10/25/37	637,000
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
341,411	7.000	09/25/37	337,357
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
339,045	7.000	09/25/37	335,019
HFC Home Equity Loan Asset Backed Certificates
Series 2007-3, Class APT
1,349,913	6.149	11/20/36	1,300,979

TOTAL ASSET-BACKED SECURITIES
(Cost $4,402,862)			$4,245,128

Municipal Debt Obligation – 0.1%
Buckeye Tobacco Settlement Financing Authority RB for
Asset Backed Bonds Turbo Series 2007 A-2
$ 175,000	5.125%	06/01/24	$165,926
(Cost $169,425)

Supranational – 1.5%
Banks – 1.5%
Asian Development Bank
$5,000,000	1.000%	10/01/15	$3,849,945
(Cost $3,703,902)

	Interest
Shares	Rate	Value

Preferred Stock – 0.4%
Financial Companies – 0.4%
FNMA
36,000	8.250%	$927,000
(Cost $900,000)

TOTAL INVESTMENTS – 105.2%
(Cost $277,932,199)		$278,144,144

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%		(13,755,451)

NET ASSETS — 100.0%		$264,388,693

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

†	All or a portion of security is segregated for initial margin requirements on futures transactions.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2007

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,265,746, which represents approximately 7.7% of net assets as of December 31, 2007.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(c)	Security is issued with zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $16,627,812 which represents approximately 6.3% of net assets as of December 31, 2007.

Investment Abbreviations:
ADR—American Depositary Receipt
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
RB—Revenue Bond
REIT—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At December 31, 2007, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

			Value on
Open Forward Foreign Currency	Contract	Expiration	Settlement	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Date	Value	Gain

British Pound	Sale	3/19/08	$6,050,155	$5,867,839	$182,316
Euro	Sale	1/23/08	774,521	772,332	2,189
Euro	Sale	3/19/08	3,329,272	3,288,312	40,960
Japanese Yen	Sale	3/19/08	626,000	613,259	12,741
Norwegian Krone	Purchase	3/19/08	1,050,659	1,054,103	3,444
Swiss Franc	Sale	3/19/08	208,000	205,291	2,709
Swedish Krona	Sale	3/19/08	1,035,000	1,020,861	14,139

TOTAL					$258,498

			Value on
Open Forward Foreign Currency	Contract	Expiration	Settlement	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Date	Value	Loss

British Pound	Purchase	3/19/08	$1,861,000	$1,810,276	$(50,724)
Canadian Dollar	Sale	3/19/08	208,000	211,274	(3,274)
Euro	Sale	3/19/08	1,441,000	1,447,710	(6,710)
Euro	Purchase	3/19/08	5,384,429	5,336,369	(48,060)
Japanese Yen	Purchase	3/19/08	2,787,376	2,724,871	(62,505)
Japanese Yen	Sale	3/19/08	1,242,000	1,246,942	(4,942)
Norwegian Krone	Sale	3/19/08	1,042,000	1,058,406	(16,406)
Swiss Franc	Purchase	3/19/08	488,702	479,105	(9,597)
Swedish Krona	Purchase	3/19/08	1,654,613	1,611,138	(43,475)
Swedish Krona	Purchase	3/20/08	535,293	530,532	(4,761)

TOTAL					$(250,454)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2007, the following futures contracts were open:

	Number of
	Contracts Long	Settlement	Notional	Unrealized
Type	(Short)	Month	Value	Gain (Loss)

Eurodollars	4	March 2008	$957,650	$6,229
Eurodollars	4	June 2008	962,550	10,480
Eurodollars	8	September 2008	1,930,200	25,716
Eurodollars	8	December 2008	1,932,600	28,716
Eurodollars	8	March 2009	1,932,600	29,568
Eurodollars	8	June 2009	1,930,200	28,468
Long Gilt	48	March 2008	10,532,344	(2,731)
U.S. Treasury Bonds	(11)	March 2008	(1,280,125)	(4,195)
2 Year U.S. Treasury Notes	76	March 2008	15,979,000	74,404
5 Year U.S. Treasury Notes	383	March 2008	42,237,719	150,536
10 Year U.S. Treasury Notes	(54)	March 2008	(6,123,094)	(31,458)

TOTAL				$315,733

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments

December 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 78.0%
Adjustable Rate FHLMC(a) – 1.8%
$742,592	4.846%	09/01/35	$741,986
852,013	4.739	10/01/35	843,771

			1,585,757

Adjustable Rate FNMA(a) – 2.8%
490,119	4.452	05/01/33	491,702
1,145,293	4.648	05/01/35	1,151,012
756,221	5.081	12/01/35	760,254

			2,402,968

Adjustable Rate Non-Agency(a) – 13.3%
Countrywide Alternative Loan Trust
Series 2005-59, Class 1A2A
580,008	5.329	11/20/35	528,470
First Horizon Alternative Mortgage Securities
Series 2005-AA7, Class 2A1
635,707	5.406	09/25/35	631,268
GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1
762,810	4.561	09/25/35	755,975
Harborview Mortgage Loan Trust
Series 2006-6, Class 3A1A
676,591	6.029	08/19/36	674,302
Indymac Index Mortgage Loan Trust
Series 2006-AR2, Class 1A1A
617,868	5.085	04/25/46	579,905
J.P. Morgan Mortgage Trust
Series 2007-A1, Class 2A2
871,862	4.753	07/25/35	870,143
Lehman XS Trust Series 2007-4N, Class 3A2A
900,499	5.538	03/25/47	794,150
Luminent Mortgage Trust Series 2006-2, Class A1A
612,026	5.065	02/25/46	578,037
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A9, Class 2A1C
1,000,000	5.134	12/25/35	996,020
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
592,287	5.788	01/25/46	565,602
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
995,121	6.548	11/25/37	985,791
Structured Asset Mortgage Investments, Inc.
Series 2007-AR6, Class A1
996,772	6.725	08/25/47	971,106
Washington Mutual Mortgage Pass-Through Certificates
Series 2005-AR10, Class 1A3
1,000,000	4.835	09/25/35	994,170
Washington Mutual Mortgage Pass-Through Certificates
Series 2006-AR11, Class 3A1A
792,632	5.708	09/25/46	747,834
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR10, Class 5A3
741,939	5.607	07/25/36	745,494

			11,418,267

Sequential Fixed Rate – 1.1%
Banc of America Funding Corp.
Series 2007-8, Class 2A1
919,602	7.000	10/25/37	928,511

Adjustable Rate Non-Agency(a) – 2.4%
Bear Stearns Commercial Mortgage Securities
Series 2006-PW12, Class A4
500,000	5.711	09/11/38	516,808
Citigroup Commercial Mortgage Trust
Series 2006-C4, Class A3
500,000	5.723	03/15/49	516,963
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
1,000,000	5.225	07/15/44	1,007,544

			2,041,315

Collateralized Mortgage Obligation – 7.5%
Interest Only(a)(b)(c)(d) – 0.0%
FNMA Series 2004-47, Class EI
370,510	0.000	06/25/34	21,227
FNMA Series 2004-62, Class DI
159,781	0.000	07/25/33	5,288

			265,515

Planned Amortization Class – 7.2%
FHLMC Series 2719, Class GC
4,580,000	5.000	06/15/26	4,597,574
FNMA Series 2003-70, Class BS
1,624,309	4.000	04/25/22	1,617,498

			6,215,072

Regular Floater(a) – 0.3%
FHLMC Series 3325, Class SX
97,754	0.000	06/15/37	99,695
FNMA Series 2007-53, Class UF
94,091	0.000	06/25/37	94,262

			193,957

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			6,435,544

FHLMC – 6.6%
1,625,269	4.500	12/01/18	1,602,791
1,648,392	4.000	06/01/19	1,587,648
1,380,431	4.500	06/01/19	1,361,339
19	8.000	06/01/19	19
10,291	10.000	03/01/21	11,643
24,825	6.500	06/01/23	26,017
1,088,835	6.500	10/01/34	1,126,042

			5,715,499

FNMA – 42.5%
6,125	5.000	02/01/14	6,149
77,920	5.000	11/01/17	78,320
404,852	5.000	12/01/17	406,933
297,460	5.000	01/01/18	298,988
969,478	5.000	02/01/18	973,868
303,426	5.000	03/01/18	304,800

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$38,354	4.500%	04/01/18	$37,817
1,202,705	5.000	04/01/18	1,208,151
329,564	4.500	05/01/18	324,948
457,714	5.000	05/01/18	459,787
446,495	4.500	06/01/18	440,241
976,692	5.000	06/01/18	981,115
23,789	4.500	07/01/18	23,456
24,834	5.000	07/01/18	24,947
1,625,768	4.000	09/01/18	1,574,579
23,815	4.500	10/01/18	23,481
938,492	4.500	11/01/18	925,347
633,026	5.000	11/01/18	635,893
113,622	4.500	12/01/18	112,031
734,386	5.000	12/01/18	737,712
23,781	4.500	01/01/19	23,448
64,823	5.000	01/01/19	65,117
162,429	5.000	02/01/19	162,865
32,975	4.500	03/01/19	32,514
1,203,621	5.000	03/01/19	1,206,855
1,908,317	5.000	04/01/19	1,915,338
748,344	5.000	06/01/19	751,733
754,067	5.000	08/01/19	756,093
491,936	6.000	09/01/19	504,333
237,607	5.000	10/01/19	238,245
1,054,711	5.000	11/01/19	1,057,544
679,391	5.000	12/01/19	682,468
205,050	4.500	04/01/20	202,177
164,080	5.000	08/01/20	164,923
617,942	6.000	12/01/20	633,476
21,853	8.000	09/01/21	23,348
12,670	7.000	05/01/35	13,174
23,771	7.000	07/01/35	24,717
28,348	7.000	08/01/35	29,476
101,277	7.000	10/01/35	105,307
16,560	7.000	01/01/36	17,221
988,327	6.500	09/01/36	1,016,108
83,614	7.000	09/01/36	86,942
813,180	6.500	10/01/36	836,038
154,291	7.000	10/01/36	160,445
445,254	7.000	12/01/36	463,014
274,041	7.000	03/01/37	284,928
1,157,873	7.000	04/01/37	1,203,750
109,151	7.000	06/01/37	113,475
2,962,155	6.500	10/01/37	3,044,957
100,597	7.000	10/01/37	104,583
2,740,802	7.500	10/01/37	2,868,469
553,071	7.000	11/01/37	574,985
341,761	7.000	12/01/37	355,302
7,000,000	7.000	TBA-30yr(e)	7,280,000

			36,581,931

GNMA – 0.0%
1,489	6.500	06/15/09	1,511

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $66,763,066)			$67,111,303

Agency Debentures – 22.9%
FFCB
500,000	5.400%	06/08/17	534,017
FHLB
4,500,000	3.500	04/06/09	4,479,696
9,500,000	4.000	12/30/11	9,462,627
FHLB†
4,500,000	4.000	12/19/11	4,424,482
Tennessee Valley Authority
700,000	5.375	04/01/56	755,928

TOTAL AGENCY DEBENTURES
(Cost $19,233,754)			$19,656,750

Asset-Backed Securities – 1.5%
Home Equity – 1.5%
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
$180,000	6.315%	10/25/37	$163,800
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(d)
405,802	5.865	10/25/37	399,715
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
130,000	6.115	10/25/37	123,825
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
97,546	7.000	09/25/37	96,388
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
96,870	7.000	09/25/37	95,720
HFC Home Equity Loan Asset Backed
Certificates Series 2007-3, Class APT(a)
433,901	6.149	11/20/36	418,172

TOTAL ASSET-BACKED SECURITIES
(Cost $ 1,344,483)			$1,297,620

U.S. Treasury Obligations – 1.0%
United States Treasury Bonds
$700,000	4.500%	02/15/36	$703,787
United States Treasury Principal-Only STRIPS(f)
300,000	0.000	08/15/26	126,756

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $757,980)			$830,543

Short-Term Obligation – 6.7%
JPMorgan Chase Euro – Time Deposit
$5,797,347	3.964%	01/02/08	$5,797,347
(Cost $5,797,347)

TOTAL INVESTMENTS – 110.1%
(Cost $93,896,630)			$94,693,563

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.1)%			(8,715,914)

NET ASSETS – 100.0%			$85,977,649

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
December 31, 2007

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

†	All or a portion of security is segregated for initial margin requirements on futures transactions.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(b)	Security issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(c)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $907,812, which represents approximately 1.1% of net assets as of December 31, 2007.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $7,280,000 which represents approximately 8.5% of net assets as of December 31, 2007.

(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
STRIPS—Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2007, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA	5.000%	02/22/25	2/19/08	$3,000,000	$3,000,936
FNMA	6.500	01/25/37	1/14/08	2,000,000	2,055,624

TOTAL (Proceeds Receivable: $5,045,703)					$5,056,560

FUTURES CONTRACTS — At December 31, 2007, the following futures contracts were open:

	Number of	Settlement		Unrealized
Type	Contracts Long (Short)	Month	Notional Value	Gain (Loss)

Eurodollars	1	March 2008	$239,412	$1,557
Eurodollars	(1)	June 2008	(240,637)	(2,591)
Eurodollars	3	September 2008	723,825	9,643
Eurodollars	3	December 2008	724,725	10,768
Eurodollars	3	March 2009	724,725	11,088
Eurodollars	3	June 2009	723,825	10,676
U.S. Treasury Bonds	(4)	March 2008	(465,500)	993
2 Year U.S. Treasury Notes	2	March 2008	420,500	2,842
5 Year U.S. Treasury Notes	65	March 2008	7,168,281	38,220
10 Year U.S. Treasury Notes	130	March 2008	14,740,781	392,447

TOTAL				$475,643

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2007

	Growth	Equity	Core	Government
	Opportunities	Index	Fixed Income	Income
	Fund	Fund	Fund	Fund

Assets:

Investment in securities, at value (identified cost $185,004,297, $264,672,578, $277,932,199 and $93,896,630, respectively)(a)	$200,783,256	$363,279,769	$278,144,144	$94,693,563
Securities lending collateral, at value which equals cost	11,131,250	264,425	—	—
Cash	—	—	590,266	4,658
Foreign currencies, at value (identified cost $5,461, Core Fixed Income only)	—	—	9,847	—
Receivables:
Investment securities sold	—	1,292,770	10,143	11,125,415
Interest and dividends, at value	49,175	548,503	1,812,659	347,550
Due from broker — variation margin, at value	—	—	549,422	75,434
Unrealized gain on forward foreign currency exchange contracts, at value	—	—	258,498	—
Fund shares sold	—	—	7,496	213,618
Reimbursement from adviser	36,110	28,655	27,358	24,415
Securities lending income	25,025	525	—	—
Other assets	4,030	—	—	—

Total assets	212,028,846	365,414,647	281,409,833	106,484,653

Liabilities:

Due to Custodian	—	105,963	—	—
Payables:
Investment securities purchased	211,627	128,240	16,554,219	15,324,754
Payable upon return of securities loaned	11,131,250	264,425	—	—
Forward Sale Contract, at value (proceeds receivable $5,045,703, Government Income only)	—	—	—	5,056,560
Fund shares repurchased	273,793	258,720	8,171	1,375
Amounts owed to affiliates	188,636	171,654	116,590	47,886
Unrealized loss on forward foreign currency exchange contracts, at value	—	—	250,454	—
Due to broker — variation margin, at value	—	53,280	—	—
Accrued expenses and other liabilities	77,803	144,315	91,706	76,429

Total liabilities	11,883,109	1,126,597	17,021,140	20,507,004

Net Assets:

Paid-in capital	182,808,160	327,067,224	268,953,408	87,549,866
Accumulated undistributed net investment income	143,286	67,714	1,191,024	339,701
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	1,415,332	(61,564,552)	(6,295,886)	(3,173,637)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	15,778,959	98,717,664	540,147	1,261,719

NET ASSETS	$200,145,737	$364,288,050	$264,388,693	$85,977,649

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	32,298,074	31,896,929	26,109,894	8,371,712
Net asset value, offering and redemption price per share:	$6.20	$11.42	$10.13	$10.27

(a)	Includes loaned securities having market values of $10,755,311 and $260,467 for the Growth Opportunities and Equity Index Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Year Ended December 31, 2007

	Growth	Equity	Core	Government
	Opportunities	Index	Fixed Income	Income
	Fund	Fund	Fund	Fund

Investment Income:
Interest (including securities lending income of $123,875, $4,328, $0, $0, respectively)(a)	$207,983	$365,128	$14,625,477	$4,165,741
Dividends(b)	1,180,935	7,697,701	—	—

Total investment income	1,388,918	8,062,829	14,625,477	4,165,741

Expenses:
Management fees	2,133,443	1,219,533	1,093,977	463,261
Distribution and Service fees	533,250	1,016,277	683,567	214,461
Professional fees	80,576	116,917	80,405	84,599
Transfer Agent fees	64,370	123,633	82,557	25,804
Custody and accounting fees	52,252	82,512	55,355	38,934
Shareholder proxy meeting expense	44,821	68,868	44,729	22,965
Printing fees	19,964	28,053	15,629	10,642
Trustee fees	15,970	15,970	15,970	15,970
Other	8,007	65,806	13,274	10,223

Total expenses	2,952,653	2,737,569	2,085,463	886,859

Less — expense reductions	(543,402)	(1,083,134)	(639,213)	(313,366)

Net expenses	2,409,251	1,654,435	1,446,250	573,493

NET INVESTMENT INCOME (LOSS)	(1,020,333)	6,408,394	13,179,227	3,592,248

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
Net realized gain (loss) from:
Investment transactions	27,672,844	37,608,828	1,298,323	206,263
Futures transactions	—	(81,947)	1,776,471	548,615
Foreign currency related transactions	(66)	—	160,035	—
Net change in unrealized gain (loss) on:
Investments	11,538,307	(21,471,561)	557,716	1,155,932
Futures	—	101,452	522,416	530,390
Translation of assets and liabilities denominated in foreign currencies	52	—	(74,835)	—

Net realized and unrealized gain on investment, futures and foreign currency related transactions	39,211,137	16,156,772	4,240,126	2,441,200

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,190,804	$22,565,166	$17,419,353	$6,033,448

(a)	For the Core Fixed Income Fund, foreign taxes withheld on interest income were $1,558.

(b)	For the Growth Opportunities Fund, foreign taxes withheld on dividends were $6.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Growth Opportunities
	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

From operations:
Net investment income (loss)	$(1,020,333)	$(1,404,218)
Net realized gain (loss) from investment, futures and foreign currency related transactions	27,672,778	91,071,705
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	11,538,359	(76,856,373)

Net increase in net assets resulting from operations	38,190,804	12,811,114

Distributions to shareholders:
From net investment income	—	—
From net realized gains	(29,413,874)	(89,741,828)

Total distributions to shareholders	(29,413,874)	(89,741,828)

From capital transactions:
Proceeds from sales of shares	568,644	565,388
Reinvestments of dividends and distributions	29,413,874	89,741,828
Cost of shares repurchased	(53,864,386)	(71,951,318)

Net increase (decrease) in net assets resulting from share transactions	(23,881,868)	18,355,898

Payment from previous investment manager of merged fund	—	2,462

Net increase (decrease) in net assets resulting from capital transactions	(23,881,868)	18,358,360

TOTAL DECREASE	(15,104,938)	(58,572,354)

Net assets:
Beginning of year	215,250,675	273,823,029

End of year	$200,145,737	$215,250,675

Accumulated undistributed net investment income (loss)	$143,286	$—

Summary of share transactions:
Shares sold	82,333	61,670
Impact of conversion of shares due to merger	—	(105,942,206)
Shares issued on reinvestment of dividends and distributions	4,691,207	14,544,860
Shares repurchased	(7,942,331)	(8,003,266)

NET DECREASE	(3,168,791)	(99,338,942)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Equity Index		Core Fixed Income		Government Income
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

$6,408,394	$6,852,464	$13,179,227	$13,456,074	$3,592,248	$3,657,080
37,526,881	25,077,385	3,234,829	(4,151,657)	754,878	(1,195,978)
(21,370,109)	31,725,131	1,005,297	2,614,860	1,686,322	1,067,756

22,565,166	63,654,980	17,419,353	11,919,277	6,033,448	3,528,858

(6,600,156)	(6,863,196)	(12,378,538)	(13,428,582)	(3,418,962)	(3,790,127)
—	—	—	—	—	—

(6,600,156)	(6,863,196)	(12,378,538)	(13,428,582)	(3,418,962)	(3,790,127)

9,178,427	6,907,077	7,086,155	6,755,685	11,202,946	5,206,721
6,600,156	6,863,196	12,378,538	13,428,582	3,418,962	3,790,127
(105,926,089)	(121,920,092)	(45,884,586)	(65,768,167)	(18,321,318)	(24,444,204)

(90,147,506)	(108,149,819)	(26,419,893)	(45,583,900)	(3,699,410)	(15,447,356)

—	241,488	—	—	—	2,488

(90,147,506)	(107,908,331)	(26,419,893)	(45,583,900)	(3,699,410)	(15,444,868)

(74,182,496)	(51,116,547)	(21,379,078)	(47,093,205)	(1,084,924)	(15,706,137)

438,470,546	489,587,093	285,767,771	332,860,976	87,062,573	102,768,710

$364,288,050	$438,470,546	$264,388,693	$285,767,771	$85,977,649	$87,062,573

$67,714	$37,834	$1,191,024	$(62,855)	$339,701	$—

777,390	642,626	709,642	1,414,696	1,115,881	521,937
—	(127,249,407)	—	(281,251,666)	—	(85,825,236)
571,937	619,981	1,247,796	1,366,538	341,531	383,634
(9,185,368)	(12,847,336)	(4,592,488)	(8,050,378)	(1,823,711)	(3,162,454)

(7,836,041)	(138,834,136)	(2,635,050)	(286,520,810)	(366,299)	(88,082,119)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from												Ratio assuming
		investment operations												no expense
				Net								Ratio of		reductions
	Net asset			realized		Distributions	Net asset		Net assets,	Ratio of		net investment		Ratio of
	value,	Net		and	Total from	to shareholders	value,		end	net expenses		loss		total		Portfolio
	beginning	investment		unrealized	investment	from net	end of	Total	of year	to average		to average		expenses		turnover
	of year	loss		gain	operations	realized gains	year	return(a)	(in 000s)	net assets		net assets		to average		rate

For the Years ended December 31,

2007	$6.07	$(0.03	)(c)	$1.22	$1.19	$(1.06)	$6.20	19.37%	$200,146	1.14	%(d)	(0.48	)%(d)(e)	1.38	%(d)	73%
2006(b)	9.69	(0.06	)(c)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		(0.60	)(e)	1.37		82
2005(b)	10.90	(0.05	)(f)(g)	1.54	1.49	(2.70)	9.69	14.68	273,823	1.15		(0.50)		1.15		27
2004(b)(h)	10.13	(0.07	)(g)	1.78	1.71	(0.94)	10.90	18.62	299,355	1.14		(0.70)		1.15		38
2003(b)(h)	7.25	(0.07	)(g)	2.95	2.88	—	10.13	39.72	296,204	1.11		(0.70)		1.13		46

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the ”Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.

(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Growth Opportunities Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(c)	Calculated based on the average shares outstanding methodology.

(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(e)	Ratio of net investment loss assuming no expense reductions is (0.82)% for the year ended December 31, 2006 and (0.73)%(d) for the year ended December 31, 2007.

(f)	Investment income per share reflects a special dividend of $0.005 for the Predecessor AIT Fund.

(g)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

(h)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.

The accompanying notes are an integral part of these financial statements.
28

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

															Ratios assuming
		Income from													no expense
		investment operations													reductions
				Net		Distributions							Ratio of		Ratio of
	Net asset			realized		to shareholders	Net asset			Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	from net	value,			end	net expenses		income		expenses		Portfolio
	beginning	investment		unrealized	investment	investment	end of	Total		of year	to average		to average		to average		turnover
	of year	income		gain	operations	income	year	return(a)		(in 000s)	net assets		net assets		net assets		rate

For the Years ended December 31,

2007	$11.04	$0.18	(c)	$0.41	$0.59	$(0.21)	$11.42	5.32%		$364,288	0.41	%(d)	1.57	%(d)(e)	0.68	%(d)	8%
2006(b)	9.71	0.16	(c)	1.34	1.50	(0.17)	11.04	15.49	(f)	438,471	0.41		1.53	(e)	0.67		4
2005(b)	9.43	0.13	(g)(h)	0.28	0.41	(0.13)	9.71	4.38		489,587	0.52		1.35		0.52		7
2004(b)(i)	8.69	0.14	(h)	0.74	0.88	(0.14)	9.43	10.32		595,037	0.50		1.53		0.52		4
2003(b)(i)	6.88	0.10	(j)(h)	1.81	1.91	(0.10)	8.69	27.83		666,455	0.45		1.37		0.50		23

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the ”Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.

(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Equity Index Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(c)	Calculated based on the average shares outstanding methodology.

(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(e)	Ratio of net investment income assuming no expense reductions is 1.27% for the year ended December 31, 2006 and 1.30%(d) for the year ended December 31, 2007.

(f)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.

(g)	Investment income per share reflects a special dividend of $0.028 for the Predecessor AIT Fund.

(h)	Calculated based on the SEC methodology.

(i)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.

(j)	Net investment income per share before expense reductions was $0.099.

The accompanying notes are an integral part of these financial statements.
29

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

																		Ratio assuming
		Income (loss) from																no expense
		investment operations					Distributions to shareholders											reductions
				Net												Ratio of		Ratio of
	Net asset			realized				From		Net asset			Net assets,	Ratio of		net investment		total expenses
	value,	Net		and		Total from	From net	net		value,			end	net expenses		income		expenses		Portfolio
	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total		of year	to average		to average		to average		turnover
	of year	income		gain (loss)		operations	income	gains	distributions	year	return(a)		(in 000s)	net assets		net assets		net assets		rate(c)

For the Years ended December 31,

2007	$9.94	$0.48	(d)	$0.17		$0.65	$(0.46)	$—	$(0.46)	$10.13	6.81%		$264,389	0.54	%(e)	4.82	%(e)(f)	0.76	%(e)	123%
2006(b)	9.98	0.44	(d)	(0.03	)(g)	0.41	(0.45)	—	(0.45)	9.94	4.23	(h)	285,768	0.54		4.49	(f)	0.78		265
2005(b)	10.29	0.42	(i)	(0.24)		0.18	(0.49)	—	(0.49)	9.98	1.84		332,861	0.64		4.05		0.64		110
2004(b)	10.58	0.41	(i)	—		0.41	(0.56)	(0.14)	(0.70)	10.29	3.98		402,219	0.64		3.78		0.64		113
2003(b)	10.72	0.38	(i)	(0.03	)(j)	0.35	(0.49)	—	(0.49)	10.58	3.31		530,199	0.63		3.42		0.63		192

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Income Fund (the ”Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.

(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Core Fixed Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 259% and 92% for the years ended December 31, 2006 and 2007, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(f)	Ratio of net investment income assuming no expense reductions is 4.25% for the year ended December 31, 2006 and 4.58%(d) for the year ended December 31, 2007.

(g)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.

(h)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.

(i)	Calculated based on the SEC methodology.

(j)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period. This is due to the timing of sales and repurchases of Fund shares in relation to the fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.
30

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from														Ratio assuming
		investment operations				Distributions to shareholders										no expense
				Net										Ratio of		reductions
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		Ratio of
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		income		total expenses		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		turnover
	of year	income		gain (loss)	operations	income	gains	distributions	year	return(a)	(in 000s)	net assets		net assets		net assets		rate(c)

For the Years ended December 31,

2007	$9.96	$0.42	(d)	$0.29	$0.71	$(0.40)	$—	$(0.40)	$10.27	7.34%	$85,978	0.67	%(e)	4.19	%(e)(f)	1.03	%(e)	217%
2006(b)	9.98	0.39	(d)	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		3.96	(f)	1.02		523
2005(b)	10.19	0.32	(g)	(0.16)	0.16	(0.37)	—	(0.37)	9.98	1.55	102,769	0.74		3.18		0.74		44
2004(b)	10.39	0.28	(g)	(0.07)	0.21	(0.39)	(0.02)	(0.41)	10.19	2.12	128,860	0.73		3.02		0.73		77
2003(b)	10.63	0.28	(g)	(0.10)	0.18	(0.42)	—	(0.42)	10.39	1.67	20,018	0.71		2.82		0.71		55

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the ”Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.

(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Government Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 447% and 146% for the years ended December 31, 2006 and 2007, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.03% of average net assets.

(f)	Ratio of net investment income assuming no expense reductions is 3.62% for the year ended December 31, 2006 and 3.82%(e) for the year ended December 31, 2007.

(g)	Calculated based on the SEC methodology.

The accompanying notes are an integral part of these financial statements.
31

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements
December 31, 2007

1. ORGANIZATION

The Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, management investment company. The Trust includes the Goldman Sachs Growth Opportunities Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Government Income Fund (collectively, the “Funds” or individually a “Fund”).
On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, all of the assets, subject to liabilities, of Allmerica Investment Trust’s (“AIT”) Select Capital Appreciation, Equity Index, Select Investment Grade Income and Government Bond (collectively the “Predecessor AIT Funds” or individually the “Predecessor AIT Fund”) were reorganized into the newly formed Goldman Sachs Variable Insurance Trust’s Growth Opportunities, Equity Index, Core Fixed Income and Government Income Funds, respectively, in exchange for beneficial interest of the Funds’ Service Class Shares of equal value on the close of business on January 6, 2006. The Predecessor AIT Funds were the accounting survivors in the reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor AIT Funds through January 8, 2006. Each Fund is a diversified portfolio under the Act offering one class of shares — Service Shares.
Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official close price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine the current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts and market premiums on debt securities are accreted/amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually for the Growth Opportunities and Equity Index Funds, and declared and paid quarterly for the Core Fixed Income and Government Income Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Core Fixed Income Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2007, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

G. Forward Sales Contracts — The Core Fixed Income and Government Income Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities, defined by pool-stipulated characteristics, on a specified future date. The value of the contract is recorded as a liability on each Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon the settlement date of the security sold.

H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
The use of futures contracts involve, to varying degrees, elements of market risk and counterparty which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

I. Mortgage Dollar Rolls — The Core Fixed Income and Government Income Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

J. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

A. Management Agreements — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to Management Agreements (the “Agreements”) with the Trust on behalf of the Funds. Under each Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS (continued)

As compensation for the services rendered pursuant to each Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”), computed daily and payable monthly, equal to an annual percentage rate of the Funds’ average daily net assets.
For the year ended December 31, 2007, GSAM received a Management fee on a contractual basis at the following annual rates:

	Contractual Management Rate
	Up to $1	Next $1	Over $2	Effective
Fund	billion	billion	billion	Rate

Growth Opportunities	1.00%	1.00%	0.90%	1.00%

Core Fixed Income	0.40%	0.36%	0.34%	0.40%

Government Income	0.54%	0.49%	0.47%	0.54%

The Agreement for the Equity Index Fund provides for a Contractual Management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. If the Fund’s average daily net assets are between $300 million and $400 million, 0.05% of the Management fee will be waived on a voluntary basis. If the Fund’s average daily net assets exceed $400 million, 0.10% of the Management fee will be waived on a voluntary basis. These waivers may be modified or terminated at any time without shareholder approval. The effective Management fee is 0.22% for the year ended December 31, 2007.

As authorized by the Agreements, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) who serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, computed daily and payable monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee is 0.02% for the year ended December 31, 2007.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Funds, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive distribution and service fees for Service Shares so as not to exceed 0.10% of average daily net assets for each of the Funds. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Funds. Prior to July 2, 2007, this fee as a percentage of the average daily net assets was 0.04%.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service Fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. GSAM has agreed to maintain this expense limitation reduction on a voluntary basis. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Growth Opportunities Fund, Equity Index Fund, Core Fixed Income Fund and Government Income Fund as an annual percentage rate of average daily net assets were 0.004%, 0.064%, 0.004%, and 0.004%, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2007

3. AGREEMENTS (continued)

During the year ended December 31, 2006, AFLIAC made voluntary contributions in the amount of $2,462, $241,488, and $2,488 to the Growth Opportunities, Equity Index and Government Income Funds, respectively, to compensate for possible adverse effects of trading activity by certain contract holders prior to January 9, 2006.

In connection with the reorganization of the Funds of the Allmerica Investment Trust on January 9, 2006, GSAM had contractually agreed to reimburse the following Funds as necessary to limit the total annual operating expenses of the Funds to the following levels until July 2007:

Total Annual
Operating Expense
Fund	Limitation

Growth Opportunities	1.144%

Equity Index	0.404%

Core Fixed Income	0.544%

Government Income	0.684%

For the year ended December 31, 2007, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Fee Waivers		Expense Credits
		Distribution	Custody	Transfer	Other Expense	Total
Fund	Management	and Service	Fee	Agent Fee	Reimbursement	Expense

Growth Opportunities	$—	$320	$—	$10	$213	$543

Equity Index	335	610	—	20	118	1,083

Core Fixed Income	—	410	1	14	214	639

Government Income	—	128	1	4	180	313

At December 31, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer Agent
Fund	Fees	Service Fees	Fees	Total

Growth Opportunities	$169	$17	$3	$189

Equity Index	134	32	6	172

Core Fixed Income	90	22	5	117

Government Income	39	7	2	48

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2007, were as follows:

		Purchases	Sales and	Sales and Maturities
	Purchases of U.S.	(Excluding U.S.	Maturities of U.S.	(Excluding U.S.
	Government and	Government and	Government and	Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Growth Opportunities	$—	$153,352,951	$—	$213,124,879

Equity Index	—	31,166,724	—	120,225,326

Core Fixed Income	60,583,558	185,790,746	79,967,516	162,285,606

Government Income	16,036,030	104,070,248	21,712,299	102,673,643

For the year ended December 31, 2007, Goldman Sachs earned approximately $100, $2,000, $25,600, and $6,900 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Growth Opportunities, Equity Index, Core Fixed Income and Government Income Funds, respectively.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Growth Opportunities and Equity Index Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price, or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended December 31, 2007, are reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $18,994 and $2,314 represents compensation earned by the Growth Opportunities and Equity Index Funds, respectively, from lending their securities to Goldman Sachs. For the year ended December 31, 2007, BGA earned approximately $14,828 and $515 in fees as securities lending agent for the Growth Opportunities and Equity Index Funds, respectively. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2007 was $1,237,500 and $163,975 for the Growth Opportunities and Equity Index Funds, respectively.

6. LINE OF CREDIT FACILITY

The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2007

6. LINE OF CREDIT FACILITY (continued)

based on the federal funds rate. This committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Funds did not have any borrowings under this facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	Growth	Equity	Core Fixed	Government
	Opportunities	Index	Income	Income

Distributions paid from:

Ordinary income	$15,304,780	$6,358,797	$12,378,538	$3,418,962
Net long-term capital gains	14,109,094	241,359	—	—

Total taxable distributions	$29,413,874	$6,600,156	$12,378,538	$3,418,962

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

	Growth		Core Fixed	Government
	Opportunities	Equity Index	Income	Income

Distributions paid from:

Ordinary income	$9,315,607	$6,863,196	$13,428,582	$3,790,127
Net long-term capital gains	80,426,221	—	—	—

Total taxable distributions	$89,741,828	$6,863,196	$13,428,582	$3,790,127

As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth		Core Fixed	Government
	Opportunities	Equity Index	Income	Income

Undistributed ordinary income — net	$488,898	$—	$1,199,069	$339,701
Undistributed long —term capital gains	2,107,115	8,990,030	—	—

Total undistributed earnings	$2,596,013	$8,990,030	$1,199,069	$339,701

Capital loss carryforward(1)(2):
Expiring 2008	(142,617)	(13,380,657)
Expiring 2009	—	(13,380,657)
Expiring 2010	—	(13,380,657)	—	—
Expiring 2011	—	(8,097,717)	—	—
Expiring 2012	—	(2,961,297)	—	(96,204)
Expiring 2013	—	—	—	(1,135,876)
Expiring 2014	—	—	(5,964,557)	(1,392,726)

Total capital loss carryforward	$(142,617)	$(51,200,985)	$(5,964,557)	$(2,624,806)
Timing differences (from straddles and deferred distributions from REITs)	—	11,811	—	(72,563)
Unrealized gains (losses) — net	14,884,181	79,419,970	200,773	785,451

Total accumulated earnings (losses) — net	$17,337,577	$37,220,826	$(4,564,715)	$(1,572,217)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7. TAX INFORMATION (continued)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of the Growth Opportunities and Equity Index Funds’ losses may be substantially limited under the Code.

(2)	The Growth Opportunities, Equity Index, Core Fixed Income and Government Income Funds utilized $142,617, $27,153,731, $3,296,097 and $1,146,049, respectively, of capital losses in the current fiscal year.

At December 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth			Government
	Opportunities	Equity Index	Core Fixed Income	Income

Tax Cost	$197,030,325	$284,124,224	$277,945,065	$93,897,255

Gross unrealized gain	29,057,165	97,163,251	3,899,274	1,389,177
Gross unrealized loss	(14,172,984)	(17,743,281)	(3,700,195)	(592,869)

Net unrealized security gain	$14,884,181	$79,419,970	$199,079	$796,308

Net unrealized gain (loss) on other investments	—	—	1,694	(10,857)

Net unrealized gain	$14,884,181	$79,419,970	$200,773	$785,451

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, tax treatment of partnership investments, return of capital distributions from underlying fund investments, dividend redesignations, net mark-to market gains on Section 1256 futures contracts and forward foreign currency contracts recognized for tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of foreign currency transactions, paydown losses and net operating losses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2007

7. TAX INFORMATION (continued)

		Accumulated
	Accumulated Net	Undistributed Net
	Realized Gain	Investment Income
Fund	(Loss)	(Loss)

Growth Opportunities	$(1,163,619)	$1,163,619

Equity Index	(221,642)	221,642

Core Fixed Income	(453,190)	453,190

Government Income	(166,415)	166,415

8. OTHER MATTERS

New Accounting Pronouncements — On September 15, 2006, the Financial Accounting Standards Board (“FASB”) released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.
The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

Mergers and Reorganizations — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free reorganization of the Predecessor AIT Funds into the Goldman Sachs Funds (the “Funds”). The reorganization was completed January 9, 2006 as of the close of business on January 6, 2006.
Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor AIT Funds were reorganized into the Funds’ Service Share Class, in a tax-free exchange as follows:

			Predecessor Fund’s
	Exchanged Shares	Value of	Shares Outstanding
The Fund/Predecessor AIT Fund	of Survivor Issued	Exchanged Shares	as of January 6, 2006

Goldman Sachs Growth Opportunities/AIT Select Capital Appreciation	28,131,531	$281,315,315	134,161,366

Goldman Sachs Equity Index/AIT Equity Index	50,110,652	501,106,524	177,469,590

Goldman Sachs Core Fixed Income/AIT Select Investment Grade Income	33,304,201	333,042,015	314,849,722

Goldman Sachs Government Income/AIT Government Bond	10,218,399	102,183,989	96,128,724

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8. OTHER MATTERS (continued)

The following chart shows the Funds’ and Predecessor AIT Funds’ aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor AIT Funds did not have any unrealized appreciation on January 6, 2006.

	Funds’	Predecessor AIT	Funds Aggregate
	Aggregate Net	Fund’s Aggregate	Net Assets
	Assets before	Net Assets before	Immediately after
The Fund/Predecessor AIT Fund	Reorganization	Reorganization	Reorganization

Goldman Sachs Growth Opportunities/AIT Select Capital Appreciation	$—	$281,315,315	$281,315,315

Goldman Sachs Equity Index/AIT Equity Index	—	501,106,524	501,106,524

Goldman Sachs Core Fixed Income/AIT Select Investment Grade Income	—	333,042,015	333,042,015

Goldman Sachs Government Income/AIT Government Bond	—	102,183,989	102,183,989

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, determined not to retain Ernst & Young LLP and approved a change of the Funds’ independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the year ended December 31, 2006, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

10. SUBSEQUENT EVENT

Effective January 1, 2008, Goldman Sachs has voluntarily agreed to reduce the waiver on the Growth Opportunities Fund on Distribution and Service fees from 0.15% to 0.09%, of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs.
Distribution and Service fee waivers for the Service Share class will be discontinued for the Equity Index, Core Fixed Income and Government Income Funds. Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution service equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Service Shares.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth Opportunities Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Government Income Fund (four of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Funds”), portfolios of the Goldman Sachs Variable Insurance Trust, at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds as of December 31, 2006 and the financial highlights for the period then ended were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2008

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2007

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing on going costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Growth Opportunities Fund				Equity Index Fund				Core Fixed Income Fund				Government Income Fund
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		for the	Account	Account		for the	Account	Account		for the	Account	Account		for the
	Value	Value		six months	Value	Value		six months	Value	Value		six months	Value	Value		six months
	7/1/07	12/31/07		ended 12/31/07*	7/1/07	12/31/07		ended 12/31/07*	7/1/07	12/31/07		ended 12/31/07*	7/1/07	12/31/07		ended 12/31/07*
Actual	$1,000.00	$1,035.10		$5.80	$1,000.00	$985.40		$2.05	$1,000.00	$1,057.90		$2.75	$1,000.00	$1,061.60		$3.48
Hypothetical 5% return	1,000.00	1,019.51	+	5.75	1,000.00	1,023.24	+	2.09	1,000.00	1,022.53	+	2.70	1,000.00	1,021.83	+	3.41

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund
Growth Opportunities	1.14%
Equity Index	0.41%
Core Fixed Income	0.54%
Government Income	0.67%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.
				101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies), and Goldman Sachs Trust consisted of 89 portfolios ( of which 80 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
Length of
	Position(s) Held	Time
Name, Address and Age	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee and President	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President — Goldman Sachs Mutual Fund Complex

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2007, 10.02% and 100% of the dividends paid from net investment company taxable income by the Growth Opportunities and Equity Index Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Growth Opportunities and Equity Index Funds designated $14,109,094 and $241,359, respectively, or the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2007.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Variable Insurance Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel, and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund has accrued and paid its pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	620,783,093	0	15,536,351	0

John P. Coblentz, Jr.	620,832,628	0	15,486,816	0

Diana M. Daniels	620,979,985	0	15,339,459	0

Patrick T. Harker	621,209,304	0	15,110,140	0

Jessica Palmer	620,976,338	0	15,343,106	0

Alan A. Shuch	620,936,994	0	15,382,450	0

Richard P. Strubel	620,635,221	0	15,684,223	0

Kaysie P. Uniacke	620,941,738	0	15,377,706	0

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITSVCAR/08-5006.MF/02-08

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Money Market Fund

Annual Report
December 31, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Money Market Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.

Market Overview

Economic data were mixed in 2007. We witnessed a stable economy in the first half of 2007, with growth slowing down in the second half of the year. This was driven by continued weakness in the housing market, a drop in consumer confidence and signs of deterioration in the labor market. The credit markets continued to experience unprecedented liquidity lapses as problems in the subprime mortgage market extended into other asset classes. Consequently, investors flocked to safe investments such as money market funds. The financial market had much to contend with, including massive write-downs from financial institutions due to subprime-related issues, rating downgrades of subprime collateralized debt obligations, higher oil prices, dislocated LIBOR rates and continued depreciation of the U.S. dollar.

The Federal Open Market Committee (the “FOMC”) kept rates unchanged for most of 2007. Easing began in September with a 50 basis point cut in the federal funds rate. The FOMC eased the target federal funds rate a total of 100 basis points to end the year at 4.25%. Given the state of current financial conditions, the housing market, the pullback in consumer spending and a deteriorating labor market, Goldman, Sachs & Co. economists believe the U.S. economy is either in a recession or headed into one soon.

After the reporting period ended, the FOMC continued to ease monetary policy. In a surprise move on January 22, 2008, the FOMC cut the target federal funds rate between meetings by 0.75% to 3.50%. The FOMC again lowered the target federal funds rate during its regularly scheduled meeting on January 30, 2008, bringing it to 3.00%. The FOMC has now lowered the target federal funds rate a total of 2.25% since September 2007. In its statement accompanying the January 30th meeting, the FOMC stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

Investment Objective

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

	Standardized	Standardized		Weighted
	7-Day	7-Day	30-Day	Avg.
	Current	Effective	Current	Maturity
As of December 31, 2007	Yield	Yield	Yield	(days)

VIT Money Market Fund	4.66%	4.77%	4.71%	37

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter (continued)

Performance Review

The Fund’s duration remained neutral for much of 2007. We focused primarily on purchasing short-dated commercial paper for the Fund for the majority of the year, especially during the second half of 2007 as the liquidity crunch continued. We did make a tactical allocation on the longer end of the money market yield curve throughout the period as a hedge to continued FOMC easing. Conditions in the markets started to stabilize toward mid-December, as the Federal Reserve announced a move to address the liquidity issues by introducing a Term Auction Facility, which expanded its discount window operations. Our current weighted average maturity target is now between 35 and 45 days.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Money Market Management Team
January 25, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

December 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value

Commercial Paper and Corporate Obligations – 39.2%
Amstel Funding Corp.
$5,000,000	5.850%	03/11/08	$4,943,125
Amsterdam Funding Corp.
5,000,000	5.250	02/12/08	4,969,375
Aspen Funding Corp.
5,000,000	4.950	02/15/08	4,969,063
BA Credit Card Trust (Emerald)
5,120,000	5.300	01/18/08	5,107,186
Cafco LLC
2,000,000	5.850	03/05/08	1,979,200
Chariot Funding LLC
2,000,000	5.450	02/20/08	1,984,861
Charta LLC
5,000,000	5.280	03/12/08	4,947,933
Ciesco LLC
2,000,000	5.470	02/15/08	1,986,325
Citibank Credit Card Issuance Trust (Dakota Corp.)
3,000,000	6.200	01/15/08	2,992,767
Clipper Receivables Co. LLC
4,000,000	5.350	02/20/08	3,970,278
Curzon Funding LLC
5,000,000	5.060	01/24/08	4,983,836
Falcon Asset Securitization Corp.
2,000,000	5.500	01/22/08	1,993,583
5,000,000	5.200	03/07/08	4,952,333
Grampian Funding LLC
2,000,000	4.970	03/20/08	1,978,187
2,000,000	5.125	04/07/08	1,972,382
JPMorgan Chase & Co.
5,000,000	4.955	02/15/08	4,969,031
Jupiter Securitization Corp.
5,000,000	5.600	01/14/08	4,989,889
Kitty Hawk Funding Corp.
5,000,000	4.900	02/13/08	4,970,736
Morgan Stanley
2,000,000	5.006	03/20/08	1,978,029
Park Avenue Receivables Co. LLC
5,000,000	5.270	02/21/08	4,962,671
Unicredito Italiano Bank (Ireland) PLC
5,000,000	4.655	04/28/08	4,923,710

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$ 80,524,500

Eurodollar Certificates of Deposit – 2.0%
Societe Generale London
$1,000,000	5.415%	06/12/08	$ 1,001,640
Societe Generale
2,000,000	4.805	06/24/08	2,000,047

1,000,000	5.300	01/03/08	1,000,000

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT			$ 4,001,687

U.S. Government Agency Obligation(a) – 2.4%
Federal Home Loan Bank
5,000,000	4.668	02/19/08	5,000,000

Variable Rate Obligations(a) – 24.8%
Barclays Bank PLC
$4,000,000	4.989%	01/16/08	$ 3,999,867
Caja Madrid
5,000,000	5.349	01/22/08	5,000,000
HBOS Treasury Services PLC
5,000,000	5.240	01/07/08	5,000,000
HSBC Finance Corp.
3,000,000	5.388	01/09/08	2,999,610
IBM Corp.(b)
10,000,000	5.272	01/08/08	10,000,000
Merrill Lynch & Co., Inc.
2,000,000	5.168	01/15/08	2,000,000
Nordea Bank AB(b)
4,000,000	5.258	01/11/08	4,000,000
Royal Bank of Canada
5,000,000	5.170	01/03/08	4,999,625
Royal Bank of Scotland PLC
5,000,000	4.810	01/28/08	4,999,655
Societe Generale
2,000,000	4.815	01/28/08	1,999,862
UBS AG Stamford
2,000,000	4.997	01/16/08	2,000,000
Wells Fargo & Co.
4,000,000	5.275	01/03/08	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS			$ 50,998,619

Yankee Certificates of Deposit – 9.7%
Barclays Bank PLC
$2,000,000	5.510%	03/11/08	$ 2,000,000
Calyon
5,000,000	4.650	04/30/08	5,000,000
Credit Suisse, Inc.
2,000,000	4.900	06/04/08	2,000,000
2,000,000	5.310	05/22/08	2,000,000
Landesbank Baden-Wuerttemberg
3,000,000	5.505	02/19/08	3,000,020
Norinchukin Bank NY
2,000,000	5.370	01/11/08	2,000,000
Royal Bank of Scotland PLC
1,000,000	4.905	06/10/08	1,000,022
UBS AG
3,000,000	5.560	03/03/08	3,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT			$ 20,000,042

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 78.1%			$160,524,848

 4
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 21.6%
Joint Repurchase Agreement Account II
$44,400,000	4.749%	01/02/08	$44,400,000
Maturity Value: $44,411,714

TOTAL INVESTMENTS – 99.7%			$204,924,848

OTHER ASSETS IN EXCESS
OF LIABILITIES – 0.3%			593,122

NET ASSETS – 100.0%			$205,517,970

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on either Federal Funds, U.S. Treasury Bill or London Interbank Offering Rate. Interest rate disclosed is that which is in effect at December 31, 2007.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,000,000, which represents approximately 6.8% of net assets as of December 31, 2007.

(c)	Joint repurchase agreement was entered into on December 31, 2007. Additional information appears below.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2007, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $44,400,000, in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$4,000,000,000	4.85%	01/02/08	$4,001,077,778

Banc of America Securities LLC	2,000,000,000	4.50	01/02/08	2,000,500,000

Barclays Capital PLC	2,700,000,000	4.65	01/02/08	2,700,697,500

Citigroup Global Markets, Inc.	2,500,000,000	5.00	01/02/08	2,500,694,444

Deutsche Bank Securities, Inc	6,550,000,000	4.75	01/02/08	6,551,728,472

Greenwich Capital Markets	1,000,000,000	4.75	01/02/08	1,000,263,889

Merrill Lynch	750,000,000	4.50	01/02/08	750,187,500

UBS Securities LLC	905,500,000	4.65	01/02/08	905,733,921

TOTAL				$20,410,883,504

At December 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 3.625% to 6.900%, due 01/10/08 to 09/22/17; Federal Home Loan Bank, 4.400% to 5.250%, due 07/28/08 to 09/12/14; Federal Home Loan Mortgage Association, 2.750% to 11.500%, due 01/03/08 to 12/01/47; Federal National Mortgage Association, 2.500% to 8.000%, due 01/15/08 to 12/01/47 and U.S. Treasury Bill, 0.000%, due 06/12/08. The aggregate market value of the collateral, including accrued interest, was $20,869,068,650.

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investment in securities, at value (based on amortized cost)	$160,524,848
Repurchase agreement, at value (based on amortized cost)	44,400,000
Cash	46,750
Receivables:
Interest	618,072
Fund shares sold	171,568
Reimbursement from adviser	25,333
Other assets	3,615

Total assets	$205,790,186

Liabilities:
Payables:
Fund shares repurchased	137,456
Amounts owed to affiliates	82,755
Accrued expenses	52,005

Total liabilities	272,216

Net Assets:
Paid-in capital	205,519,827
Accumulated net realized loss on investment transactions	(1,857)

NET ASSETS	$205,517,970

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	205,517,970
Net asset value, offering and redemption price per share:	$1.00

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$11,333,377

Expenses:
Management fees	741,293
Distribution and Service fees	529,475
Professional fees	72,552
Transfer agent fees	63,371
Custody and accounting fees	35,335
Shareholder proxy meeting expense	28,788
Printing fees	18,104
Trustee fees	15,970
Other	7,930

Total expenses	1,512,818

Less — expense reductions	(500,871)

Net expenses	1,011,947

NET INVESTMENT INCOME	10,321,430

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,321,430

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

From operations:
Net investment income	$10,321,430	$9,943,381

Net increase in net assets resulting from operations	10,321,430	9,943,381

Distributions to shareholders:
From net investment income	(10,321,430)	(9,943,381)

From share transactions:
Proceeds from sales of shares	127,077,458	122,952,588
Reinvestment of dividends and distributions	10,322,039	9,965,929
Cost of shares repurchased	(131,320,430)	(155,695,349)

Net increase (decrease) in net assets resulting from share transactions	6,079,067	(22,776,832)

TOTAL INCREASE (DECREASE)	6,079,067	(22,776,832)

Net assets:
Beginning of year	199,438,903	222,215,735

End of year	$205,517,970	$199,438,903

Summary of share transactions:
Shares sold	127,077,458	122,952,588
Shares issued on reinvestment of dividends and distributions	10,322,039	9,965,929
Shares repurchased	(131,320,430)	(155,695,349)

NET INCREASE (DECREASE)	6,079,067	(22,776,832)

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

												Ratios assuming no
										Ratio of		expense reduction
	Net asset							Net assets,	Ratio of	net investment		Ratio of
	value,	Net		Distributions		Net asset		end of	net expenses	income		total expenses
	beginning	investment		from net		value, end	Total	year	to average	to average		to average
	of year	income		investment income		of year	return(b)	(in 000s)	net assets	net assets		net assets

FOR THE YEARS ENDED DECEMBER 31
2007	$1.00	$0.05(a	)	$(0.05)		$1.00	4.98%	$205,518	0.48%	4.87	%(d)	0.71%
2006(c)	1.00	0.05(a	)	(0.05)		1.00	4.65	199,439	0.49	4.59	(d)	0.71
2005(c)	1.00	0.03(e	)	(0.03	)(f)	1.00	2.75	222,194	0.55	2.65		0.55
2004(c)	1.00	0.01(e	)	(0.01)		1.00	0.91	264,679	0.52	0.88		0.52
2003(c)	1.00	0.01(e	)	(0.01)		1.00	0.80	377,155	0.53	0.82		0.53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecesser AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006, is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Money Market Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund.
(d)	Ratio of net investment income assuming no expense reductions is 4.37% for the year ended December 31, 2006 and 4.64% for the year ended December 31, 2007.
(e)	Calculated based on the SEC methodology.
(f)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements
December 31, 2007

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares.
On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, all of the assets, subject to liabilities, of Allmerica Investment Trust’s (“AIT”) Money Market Fund (the “Predecessor AIT Fund”) were reorganized into the newly formed Goldman Sachs Variable Insurance Trust’s Money Market Fund, in exchange for beneficial interest of the Fund’s Service Class of equal value on the close of business on January 6, 2006. The Predecessor AIT Fund was the accounting survivor in the reorganization.
Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The Fund uses the amortized-cost method, as permitted by Rule 2a-7 under the Act, for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and recorded daily and paid monthly. Capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. Federal income tax rules, which may differ from U.S. GAAP.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Fund’s credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. AGREEMENTS

A. Management Agreement — GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of 0.35% of the Fund’s average daily net assets.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive distribution and service fees for Service Shares so as not to exceed 0.10% of average daily net assets of the Fund. This waiver may be modified or terminated at any time at the option of Goldman Sachs.

C. Transfer Agency Agreement — Goldman Sachs serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Fund. Prior to July 2, 2007 this fee as a percentage of the average daily net assets was 0.04%.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
December 31, 2007

3. AGREEMENTS (continued)

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service Fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. GSAM has agreed to maintain this expense limitation reduction on a voluntary basis. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2007, the Other Expenses limitation for the Fund as an annual percentage rate of average daily net assets was 0.004%.
In connection with the reorganization of the Fund of the Allmerica Investment Trust on January 9, 2006, GSAM contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses to 0.494% until July 2007.
For the year ended December 31, 2007, GSAM voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Fund entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. These expense reductions were as follows (in thousands):

Fee Waivers	Expense Credits		Other
Distribution and	Custody	Transfer Agent	Expense	Total Expense
Service	Fee	Fee	Reimbursement	Reductions

$318	$4	$9	$170	$501

At December 31, 2007, the amounts owed to affiliates were as follows (in thousands):

Management	Distribution and	Transfer
Fees	Service Fees	Agent Fees	Total

$62	$18	$3	$83

4. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Fund did not have any borrowings under this facility.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2007 and December 31, 2006, were as follows:

	2007	2006

Distributions paid from:
Ordinary income	$10,321,430	$9,943,381

Total taxable distributions	$10,321,430	$9,943,381

As of the Fund’s most recent fiscal year end, December 31, 2007, the Fund had a capital loss carryforward of $(1,857) expiring December 31, 2014.
The amortized cost for the Money Market Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

6. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the predecessor AIT Fund into the Goldman Sachs Fund (the “Fund”). The reorganization was completed January 9, 2006 as of the close of business on January 6, 2006.
Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor AIT Fund were reorganized into the Fund’s Service Share Class, in a tax-free exchange as follows:

	Exchanged Shares		Predecessor Fund’s
	of Survivor	Value of	Shares Outstanding
The Fund/Predecessor AIT Fund	Issued	Exchanged Shares	as of January 6, 2006

Goldman Sachs Money Market/AIT Money Market	219,573,618	$219,573,618	219,573,618

The following chart shows the Fund’s and Predecessor AIT Fund’s aggregate net assets (immediately before and after the completion of the reorganization).

		Predecessor AIT	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Immediately
	Before	Before	After
Survivor/Acquired Fund	Reorganization	Reorganization	Reorganization

Goldman Sachs Money Market/AIT Money Market	$—	$219,573,618	$219,573,618

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
December 31, 2007

6. OTHER MATTERS (continued)

New Accounting Pronouncements — On September 15, 2006, the Financial Accounting Standards Board (“FASB”) released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

7. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee determined not to retain Ernst & Young LLP and approved a change of the Portfolios’ independent registered public accounting firm to Pricewaterhouse Coopers LLP. For the year ended December 31, 2006 Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure, or audit scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their reports.

8. SUBSEQUENT EVENT

Effective January 1, 2008, Distribution and Service fee waivers for the Fund will be discontinued. Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution service equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund (the “Fund”), portfolio of the Goldman Sachs Variable Insurance Trust, at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Fund as of December 31, 2006 and the financial highlights for the period then ended, were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2008

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2007

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
	Beginning	Ending		for the
	Account Value	Account Value		Six Months Ended
	7/1/07	12/31/07		12/31/07*
Actual	$1,000.00	$1,024.80		$2.39
Hypothetical 5% return	1,000.00	1,022.84	+	2.39

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.48%
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.
				101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present).	101	None
			Trustee — Goldman Sachs Mutual Fund Complex.

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)
Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies), and Goldman Sachs Trust consisted of 89 portfolios (of which 80 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee and President	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Variable Insurance Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel, and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund has accrued and paid its pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	620,783,093	0	15,536,351	0

John P. Coblentz, Jr.	620,832,628	0	15,486,816	0

Diana M. Daniels	620,979,985	0	15,339,459	0

Patrick T. Harker	621,209,304	0	15,110,140	0

Jessica Palmer	620,976,338	0	15,343,106	0

Alan A. Shuch	620,936,994	0	15,382,450	0

Richard P. Strubel	620,635,221	0	15,684,223	0

Kaysie P. Uniacke	620,941,738	0	15,377,706	0

 20

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds: Money Market Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITMMAR/08-4947.MF/02-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust:
Table 1 – Items 4(a) -4(d)

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers (“PWC”)	$284,500	$0	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$290,350	Financial statement audits

Audit-Related Fees

• PricewaterhouseCoopers (“PWC”)	$249,000	$0	Fund profitability and transfer agent SAS 70 review

• E&Y	$0	$24,000	17f-2 procedures relating to VIT Equity Index Fund

Tax Fees

• PricewaterhouseCoopers (“PWC”)	$75,700	$0	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$53,600	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns
All Other Fees	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Variable Insurance Trust’s service affiliates * that were pre-approved by the Goldman Sachs Variable Insurance Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2007	2006	Description of Services Rendered
Audit-Related Fees

• PricewaterhouseCoopers (“PWC”)	$937,000	$0	Review of Goldman Sachs Asset Management & Boston Global Advisors’ SAS 70

• E&Y		$0

Tax Fees

• PricewaterhouseCoopers (“PWC”)

• E&Y		$0

All Other Fees

• PricewaterhouseCoopers (“PWC”)

• E&Y		$0

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Variable Insurance Trust (“GSVIT”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2007 by PricewaterhouseCoopers LLP and December 31, 2006 by Ernst & Young LLP were approximately $324,700 and $53,600, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2007 by PricewaterhouseCoopers LLP and December 31, 2006 by Ernst & Young LLP were approximately $5.9 million and $55.9 million, respectively.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial officers is incorporated by reference to Exhibit 11(a)(1) of the Registrant’s Form N-CSR filed on March 8, 2004 (accession number 0000950123-04-002976)

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 27, 2008

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 27, 2008